United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 6/30/23

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Jeremiah Buckley co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	2.09%	0.60%	Dollar General Corp	1.55%	-0.83%
Microsoft Corp	8.50%	0.54%	Amazon.com Inc	0.91%	-0.68%
NVIDIA Corp	2.31%	0.39%	UnitedHealth Group Inc	3.44%	-0.62%
Advanced Micro Devices Inc	0.71%	0.15%	Deere & Co	2.11%	-0.44%
Danaher Corp	0.04%	0.13%	Apple Inc	5.37%	-0.44%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Utilities	0.71%	0.00%	2.87%
	Information Technology	0.54%	26.83%	26.74%
	Health Care	0.46%	15.56%	14.40%
	Energy	0.43%	2.38%	4.67%
	Real Estate	0.30%	0.36%	2.58%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-2.77%	13.11%	10.24%
	Industrials	-1.22%	10.44%	8.50%
	Communication Services	-0.74%	7.23%	8.11%
	Consumer Staples	-0.10%	7.93%	6.99%
	Materials	0.00%	1.49%	2.64%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series	1

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.8%
Apple Inc
Technology Hardware, Storage & Peripherals	3.7%
Alphabet Inc - Class C
Interactive Media & Services	2.4%
Mastercard Inc
Diversified Financial Services	2.3%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.0%
16.2%

Asset Allocation - (% of Net Assets)
Common Stocks	61.0%
Mortgage-Backed Securities	11.9%
Corporate Bonds	9.7%
United States Treasury Notes/Bonds	8.5%
Asset-Backed/Commercial Mortgage-Backed Securities	7.6%
Investment Companies	3.8%
Other	(2.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	9.04%	9.99%	7.88%	8.50%	9.53%	0.62%
Service Shares	8.90%	9.70%	7.62%	8.23%	9.34%	0.86%
S&P 500 Index	16.89%	19.59%	12.31%	12.86%	10.00%
Bloomberg U.S. Aggregate Bond Index	2.09%	-0.94%	0.77%	1.52%	4.31%
Balanced Index	10.07%	10.21%	7.37%	7.89%	7.69%
Morningstar Quartile - Institutional Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	203/741	54/686	38/597	10/203

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	3

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,090.40	$3.21	$1,000.00	$1,021.72	$3.11	0.62%
Service Shares	$1,000.00	$1,089.00	$4.51	$1,000.00	$1,020.48	$4.36	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 7.6%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 6.0620%, 9/15/34 (144A)‡	$3,072,117	$2,982,587
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	5,826,425	5,733,866
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	1,309,784	1,291,506
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	3,492,000	3,396,928
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 6.3903%, 10/17/34 (144A)‡	1,836,000	1,802,381
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	346,402	331,181
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	313,381	296,174
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	779,657	702,940
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	1,382,446	1,222,834
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 6.3817%, 7/18/34 (144A)‡	1,719,000	1,679,989
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	1,538,447	1,489,119
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 6.2004%, 7/20/29 (144A)‡	2,256,124	2,248,329
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 6.3204%, 4/20/31 (144A)‡	7,227,000	7,171,085
Babson CLO Ltd 2020-4A A,
ICE LIBOR USD 3 Month + 1.2200%, 6.4704%, 1/20/32 (144A)‡	2,320,732	2,297,606
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	2,528,000	2,282,831
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.0450%, 4/15/37 (144A)‡	9,908,000	9,646,399
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	1,121,000	961,263
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	1,888,379
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.1815%, 10/15/36 (144A)‡	5,528,341	5,491,709
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.3415%, 10/15/36 (144A)‡	1,923,550	1,904,241
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 6.1915%, 10/15/37 (144A)‡	966,664	954,480
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	5,213,000	5,045,491
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	8,666,500	8,393,055
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 5.8453%, 5/15/38 (144A)‡	5,957,000	5,792,364
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 6.1433%, 9/15/36 (144A)‡	4,636,000	4,436,188
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 9/15/36 (144A)‡	4,869,000	4,616,174
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.8962%, 4/15/39 (144A)‡	6,435,024	6,152,297
BX Commercial Mortgage Trust 2023-VLT2 A,
CME Term SOFR 1 Month + 2.2810%, 7.4280%, 6/15/40 (144A)‡	2,107,000	2,098,514
BX Commercial Mortgage Trust 2023-VLT2 B,
CME Term SOFR 1 Month + 3.1290%, 8.2760%, 6/15/40 (144A)‡	4,685,000	4,658,827
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,021,275
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	249,812	249,467
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 6.4304%, 1/20/35 (144A)‡	4,973,000	4,889,255
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 7.0004%, 1/20/35 (144A)‡	2,006,778	1,920,531
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 6.0034%, 5/29/32 (144A)‡	8,174,000	8,078,209
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	4,384,266	3,790,350
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	1,655,880	1,395,296

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	$6,717,772	$6,526,645
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	15,932,112	14,841,640
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	546,166	529,351
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	1,307,198	1,263,079
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 6.2666%, 2/25/50 (144A)‡	4,346,635	3,975,240
CIFC Funding Ltd 2018-3A A,
ICE LIBOR USD 3 Month + 1.1000%, 6.3617%, 7/18/31 (144A)‡	3,233,000	3,202,523
CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 6.3103%, 7/15/33 (144A)‡	6,344,383	6,273,783
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 6.8727%, 1/23/35 (144A)‡	1,621,184	1,569,298
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	1,838,093	1,766,131
CIM Trust 2021-NR4 A1, 2.8160%, 10/25/61 (144A)Ç	1,517,559	1,415,934
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0933%, 11/15/37 (144A)‡	7,978,934	7,837,505
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 6.4933%, 11/15/37 (144A)‡	2,944,057	2,890,845
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 11/15/37 (144A)‡	2,955,853	2,898,847
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	30,546	30,161
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	267,571	246,228
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 7.5504%, 4/25/31 (144A)‡	224,094	224,794
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 7.4504%, 8/25/31 (144A)‡	30,431	30,431
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 7.3004%, 9/25/31 (144A)‡	79,131	79,242
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 7.2504%, 10/25/39 (144A)‡	156,375	156,630
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 11/25/41 (144A)‡	9,573,000	9,320,266
Connecticut Avenue Securities Trust 2021-R03 1M1,
US 30 Day Average SOFR + 0.8500%, 5.9166%, 12/25/41 (144A)‡	2,583,819	2,553,826
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.7166%, 12/25/41 (144A)‡	3,124,000	3,018,793
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 8.0666%, 1/25/42 (144A)‡	3,661,000	3,627,841
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	6,177,279	6,192,232
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 3/25/42 (144A)‡	2,655,358	2,659,680
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 6.9666%, 4/25/42 (144A)‡	2,877,819	2,884,923
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 8.0666%, 4/25/42 (144A)‡	2,737,000	2,725,042
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 7.8166%, 5/25/42 (144A)‡	2,034,176	2,071,040
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.6166%, 7/25/42 (144A)‡	1,708,120	1,729,072
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 9/25/42 (144A)‡	6,278,976	6,306,213
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.4666%, 12/25/42 (144A)‡	3,012,205	3,026,550
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 4/25/43 (144A)‡	4,319,662	4,356,791
Connecticut Avenue Securities Trust 2023-R04 1M1,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 5/25/43 (144A)‡	5,211,647	5,238,465

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	$174,434	$174,323
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	141,775	141,229
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	2,094,182	2,058,654
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 6.1730%, 5/15/36 (144A)‡	7,863,437	7,812,908
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 6.6230%, 5/15/36 (144A)‡	1,482,312	1,465,614
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.2308%, 4/15/26 (144A)‡	3,136,985	3,107,776
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	4,917,000	4,220,990
Dryden Senior Loan Fund 2020-83A A,
ICE LIBOR USD 3 Month + 1.2200%, 6.4817%, 1/18/32 (144A)‡	2,264,477	2,235,988
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 5.9577%, 4/20/34 (144A)‡	2,590,000	2,550,526
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,365,000	2,357,234
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,089,000	2,900,493
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 6.2740%, 7/15/38 (144A)‡	2,491,262	2,441,738
Fannie Mae REMICS, 3.0000%, 5/25/48	2,238,527	2,025,545
Fannie Mae REMICS, 3.0000%, 11/25/49	2,821,031	2,493,048
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	9,424,041	7,899,631
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	939,581	933,682
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 7.1004%, 10/25/49 (144A)‡	51,465	51,536
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 12/25/50 (144A)‡	3,643,760	3,677,813
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 8.2504%, 3/25/50 (144A)‡	1,204,724	1,235,479
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.6666%, 11/25/50 (144A)‡	3,965,043	4,021,681
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/33 (144A)‡	9,578,368	9,583,253
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA6 M1,
US 30 Day Average SOFR + 0.8000%, 5.8666%, 10/25/41 (144A)‡	4,005,544	3,977,521
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1,
US 30 Day Average SOFR + 0.8500%, 5.9166%, 11/25/41 (144A)‡	3,493,301	3,448,001
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.3166%, 8/25/33 (144A)‡	8,631,201	8,493,398
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M1,
US 30 Day Average SOFR + 0.9500%, 6.0166%, 12/25/41 (144A)‡	6,534,385	6,337,216
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1A,
US 30 Day Average SOFR + 1.3000%, 6.3666%, 2/25/42 (144A)‡	1,375,299	1,368,078
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M1A,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 4/25/42 (144A)‡	1,312,135	1,314,804
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 8.0166%, 6/25/42 (144A)‡	4,049,441	4,115,846
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.2166%, 9/25/42 (144A)‡	1,050,945	1,053,132
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	2,639,111	2,642,139
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A,
US 30 Day Average SOFR + 2.6500%, 7.7166%, 7/25/42 (144A)‡	2,153,450	2,182,586
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/42 (144A)‡	1,949,963	1,961,689
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 4/25/43 (144A)‡	2,227,611	2,234,107
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	12,267,817	10,291,898

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.2955%, 12/15/36 (144A)‡	$5,612,000	$5,545,461
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 6.5955%, 12/15/36 (144A)‡	1,195,000	1,175,121
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 6.8945%, 12/15/36 (144A)‡	1,332,000	1,307,258
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.9727%, 1/23/35 (144A)‡	1,569,525	1,516,896
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	6,696,000	6,236,721
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	4,540,000	4,143,661
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	1,152,087	1,122,116
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	5,000,024	4,941,709
LCM LP 24A AR, ICE LIBOR USD 3 Month + 0.9800%, 6.2304%, 3/20/30 (144A)‡	2,026,075	2,000,048
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	4,029,359	3,892,636
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	2,891,000	2,876,815
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 5.9615%, 3/15/38 (144A)‡	9,993,858	9,734,237
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.3615%, 3/15/38 (144A)‡	4,199,248	4,042,867
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.4422%, 5/15/39 (144A)‡	11,353,000	11,089,136
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 6.9409%, 5/15/39 (144A)‡	1,854,000	1,810,180
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 6.2404%, 4/20/32 (144A)‡	11,055,000	10,898,572
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	1,846,000	1,843,259
MED Trust 2021-MDLN A,
ICE LIBOR USD 1 Month + 0.9500%, 6.1440%, 11/15/38 (144A)‡	1,582,406	1,536,156
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 8.3440%, 11/15/38 (144A)‡	6,303,747	5,956,711
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	3,162,158	2,900,622
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	3,963,963	3,636,181
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	2,829,691	2,271,458
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	8,322,581	6,988,653
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	5,807,000	5,811,793
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.0624%, 4/15/38 (144A)‡	7,718,888	7,579,750
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.6124%, 4/15/38 (144A)‡	4,357,691	4,245,203
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61 (144A)	2,779,000	2,314,172
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	403,417	379,905
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	920,373	851,927
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	2,335,713	2,090,551
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	3,591,564	3,241,305
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	1,194,755	1,175,999
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	1,439,827	1,425,581
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	4,488,734	4,083,873
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	4,967,830	4,168,033
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	9,223,262	7,738,376

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	$3,428,190	$2,749,419
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	9,339,268	7,834,596
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	3,960,334	3,230,744
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	1,703,538	1,656,870
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	2,388,208	2,295,509
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	6,803,135	6,266,756
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	4,928,773	4,570,268
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	7,081,113	6,808,553
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	1,151,035	1,151,569
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.9504%, 1/20/35 (144A)‡	1,732,772	1,683,308
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
7.1620%, 6/1/53 (144A)‡	2,425,783	2,419,244
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	723,626	695,852
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	3,113,793	3,066,947
Santander Bank Auto Credit-Linked Notes 2022-B A2, 5.5870%, 8/16/32 (144A)	1,386,828	1,364,879
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	7,426,602	7,234,867
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	631,276	540,028
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	240,069	209,403
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.1470%, 1/15/39 (144A)‡	11,242,000	10,909,504
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 5.8877%, 1/20/32 (144A)‡	8,304,000	8,161,545
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	18,101	17,868
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	100,916	99,696
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.9241%, 11/15/38 (144A)‡	710,000	689,155
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	2,492,000	2,398,439
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,278,000	1,209,624
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	700,041	696,838
THL Credit Wind River CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.1600%, 6.4104%, 7/20/34 (144A)‡	2,394,000	2,332,879
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	2,503,000	2,490,302
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	2,061,000	2,050,544
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	2,795,000	2,764,141
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	248,635	247,234
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	3,738,437	3,407,317
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	2,175,737	1,746,514
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	781,072	769,022
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	617,457	604,492
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	3,354,534	3,284,696
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	4,504,014	4,453,491
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	4,798,000	4,299,626
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	3,097,000	2,612,690
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0930%, 7/15/39 (144A)‡	2,382,000	2,092,559
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	603,278	576,795
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 6.8066%, 1/18/37 (144A)‡	3,023,031	2,926,263
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 6.3430%, 2/15/40 (144A)‡	1,599,878	1,504,690
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	1,274,369	1,198,194
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	2,486,949	2,462,571
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	2,770,187	2,531,200
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	4,789,000	4,769,088
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $637,778,776)		612,250,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– 9.7%
Banking – 3.1%
American Express Co, SOFR + 1.8350%, 5.0430%, 5/1/34‡	$7,073,000	$6,918,255
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	9,613,000	9,880,712
Bank of America Corp, CME Term SOFR 3 Month + 3.9666%, 6.2500%‡,µ	7,229,000	7,138,638
Bank of New York Mellon Corp/The, SOFR + 1.0260%, 4.9470%, 4/26/27‡	4,390,000	4,335,842
Bank of New York Mellon Corp/The, SOFR + 1.6060%, 4.9670%, 4/26/34‡	2,700,000	2,636,761
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	15,654,000	12,294,446
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	3,776,000	3,374,651
BNP Paribas SA,
US Treasury Yield Curve Rate 1 Year + 1.4500%, 5.1250%, 1/13/29 (144A)‡	7,487,000	7,326,099
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	7,930,000	7,876,579
Citigroup Inc, CME Term SOFR 3 Month + 1.8246%, 3.8870%, 1/10/28‡	11,561,000	10,955,266
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	2,339,000	2,243,167
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	555,000	539,738
Cooperatieve Rabobank UA,
US Treasury Yield Curve Rate 1 Year + 1.4000%, 5.5640%, 2/28/29 (144A)‡	10,403,000	10,264,091
Deutsche Bank AG / New York, SOFR + 3.0430%, 3.5470%, 9/18/31‡	1,446,000	1,200,918
Deutsche Bank AG / New York, SOFR + 3.6500%, 7.0790%, 2/10/34‡	3,831,000	3,543,809
Goldman Sachs Group Inc, 3.5000%, 4/1/25	12,173,000	11,693,264
JPMorgan Chase & Co, CME Term SOFR 3 Month + 2.5150%, 2.9560%, 5/13/31‡	6,345,000	5,440,523
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	12,436,000	12,616,238
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	2,000,000	1,953,750
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	4,950,000	4,878,933
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	8,296,000	7,787,521
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	3,848,481
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	2,202,000	2,183,653
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	3,223,000	2,885,288
Morgan Stanley, CME Term SOFR 3 Month + 1.4016%, 3.7720%, 1/24/29‡	730,000	681,510
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	4,943,000	4,874,969
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	6,890,000	6,805,844
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	5,523,000	4,590,870
Morgan Stanley, SOFR + 1.8700%, 5.2500%, 4/21/34‡	2,189,000	2,161,524
Morgan Stanley,
US Treasury Yield Curve Rate 5 Year + 2.4300%, 5.9480%, 1/19/38‡	1,883,000	1,858,600
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	8,080,000	6,441,099
Nordea Bank Abp, 5.3750%, 9/22/27 (144A)	9,960,000	9,830,980
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	11,066,000	11,013,923
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	3,045,000	3,116,169
PNC Financial Services Group Inc/The, SOFR + 1.9330%, 5.0680%, 1/24/34‡	4,710,000	4,516,702
Royal Bank of Canada, 5.0000%, 5/2/33	10,949,000	10,684,254
State Street Corp, SOFR + 1.5670%, 4.8210%, 1/26/34‡	2,215,000	2,150,695
Sumitomo Mitsui Financial Group Inc, 5.7100%, 1/13/30	9,218,000	9,328,403
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	4,253,000	4,254,766
Truist Financial Corp, SOFR + 2.3610%, 5.8670%, 6/8/34‡	4,943,000	4,945,034
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	8,295,000	8,292,520
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	1,769,000	1,602,673
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	6,449,000	4,717,357
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	5,490,000	4,212,951
		249,897,466
Brokerage – 0.2%
Nasdaq Inc, 5.3500%, 6/28/28	1,572,000	1,574,268
Nasdaq Inc, 5.5500%, 2/15/34	10,515,000	10,556,355
Nasdaq Inc, 5.9500%, 8/15/53	4,964,000	5,082,591
Nasdaq Inc, 6.1000%, 6/28/63	2,108,000	2,155,541
		19,368,755

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods – 0.2%
General Dynamics Corp, 3.5000%, 4/1/27	$2,033,000	$1,940,076
Lockheed Martin Corp, 4.4500%, 5/15/28	2,938,000	2,896,035
Lockheed Martin Corp, 4.7500%, 2/15/34	4,421,000	4,410,327
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	5,593,000	5,552,214
		14,798,652
Communications – 0.2%
AT&T Inc, 5.4000%, 2/15/34	7,795,000	7,808,391
AT&T Inc, 3.6500%, 9/15/59	604,000	420,516
Comcast Corp, 4.5500%, 1/15/29	4,722,000	4,636,985
Comcast Corp, 4.8000%, 5/15/33	3,527,000	3,489,736
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,566,031
		18,921,659
Consumer Cyclical – 0.5%
CBRE Services Inc, 5.9500%, 8/15/34	13,470,000	13,300,612
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,542,240
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	327,541
LKQ Corp, 5.7500%, 6/15/28 (144A)	6,947,000	6,924,403
LKQ Corp, 6.2500%, 6/15/33 (144A)	6,533,000	6,582,251
Lowe's Cos Inc, 5.1500%, 7/1/33	7,299,000	7,296,357
		36,973,404
Consumer Non-Cyclical – 1.7%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	4,757,000	4,764,897
Amgen Inc, 5.1500%, 3/2/28	5,843,000	5,837,739
Amgen Inc, 5.2500%, 3/2/30	4,659,000	4,668,296
Amgen Inc, 5.2500%, 3/2/33	3,014,000	3,017,844
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	1,899,000	1,812,361
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	4,016,000	3,810,478
CVS Health Corp, 5.0500%, 3/25/48	2,563,000	2,362,427
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	2,918,608
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	1,948,325
GE HealthCare Technologies Inc, 5.6500%, 11/15/27	7,343,000	7,432,967
GE HealthCare Technologies Inc, 5.8570%, 3/15/30	8,769,000	8,999,903
GE HealthCare Technologies Inc, 5.9050%, 11/22/32	7,439,000	7,782,513
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27	3,423,000	3,203,183
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29	1,746,000	1,586,453
Hasbro Inc, 3.9000%, 11/19/29	14,522,000	13,122,664
Hasbro Inc, 5.1000%, 5/15/44	1,750,000	1,539,517
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,152,729
HCA Inc, 5.3750%, 9/1/26	883,000	876,062
HCA Inc, 5.2000%, 6/1/28	1,886,000	1,870,662
HCA Inc, 5.6250%, 9/1/28	2,351,000	2,352,797
HCA Inc, 5.8750%, 2/1/29	1,902,000	1,914,345
HCA Inc, 3.6250%, 3/15/32 (144A)	3,617,000	3,139,586
HCA Inc, 5.5000%, 6/1/33	6,170,000	6,159,520
HCA Inc, 5.9000%, 6/1/53	3,675,000	3,640,632
Illumina Inc, 5.8000%, 12/12/25	3,833,000	3,842,592
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,277,000	5,062,226
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	2,646,000	2,147,070
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.0000%, 5/15/32 (144A)	4,058,000	3,114,313
Mondelez International Inc, 2.7500%, 4/13/30	331,000	290,567
Pfizer Investment Enterprises Pte Ltd, 4.4500%, 5/19/28	7,708,000	7,576,126
Pfizer Investment Enterprises Pte Ltd, 4.6500%, 5/19/30	4,321,000	4,269,423
Pfizer Investment Enterprises Pte Ltd, 4.7500%, 5/19/33	5,602,000	5,580,893
Pilgrim's Pride Corp, 6.2500%, 7/1/33	7,777,000	7,532,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Royalty Pharma PLC, 3.5500%, 9/2/50	$3,923,000	$2,648,928
		137,979,386
Electric – 0.5%
American Electric Power Co Inc, 5.6250%, 3/1/33	7,210,000	7,330,113
Duke Energy Corp, 4.3000%, 3/15/28	4,905,000	4,711,743
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	4,842,000	3,775,682
Exelon Corp, 5.1500%, 3/15/28	3,482,000	3,466,159
Exelon Corp, 5.3000%, 3/15/33	5,577,000	5,559,185
Georgia Power Co, 4.6500%, 5/16/28	3,719,000	3,643,817
Georgia Power Co, 4.9500%, 5/17/33	5,879,000	5,803,145
National Grid PLC, 5.6020%, 6/12/28	2,632,000	2,643,025
National Grid PLC, 5.8090%, 6/12/33	5,522,000	5,619,123
		42,551,992
Energy – 0.3%
Enbridge Inc, 5.7000%, 3/8/33	3,868,000	3,921,113
Energy Transfer LP, 5.5500%, 2/15/28	4,769,000	4,755,603
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	178,475
EQT Corp, 5.7000%, 4/1/28	2,465,000	2,432,875
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,621,000	3,388,861
Kinder Morgan Inc, 5.2000%, 6/1/33	7,143,000	6,922,119
Southwestern Energy Co, 4.7500%, 2/1/32	3,664,000	3,229,217
		24,828,263
Finance Companies – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	3,328,000	3,153,307
Air Lease Corp, 1.8750%, 8/15/26	4,823,000	4,283,157
Ares Capital Corp, 2.8750%, 6/15/27	3,532,000	3,060,259
OWL Rock Core Income Corp, 4.7000%, 2/8/27	877,000	795,809
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	5,212,000	5,185,619
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	3,788,000	3,795,432
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	3,792,000	3,074,772
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	4,001,000	3,540,885
		26,889,240
Government Sponsored – 0.2%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	3,030,000	3,025,425
Electricite de France SA, 6.2500%, 5/23/33 (144A)	4,750,000	4,828,751
Electricite de France SA, 6.9000%, 5/23/53 (144A)	4,560,000	4,725,183
		12,579,359
Insurance – 0.7%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	6,386,000	5,200,499
Athene Global Funding, 2.6460%, 10/4/31 (144A)	5,823,000	4,407,950
Brown & Brown Inc, 4.2000%, 3/17/32	1,924,000	1,727,803
Brown & Brown Inc, 4.9500%, 3/17/52	5,658,000	4,842,609
Centene Corp, 4.2500%, 12/15/27	16,441,000	15,371,595
Centene Corp, 2.4500%, 7/15/28	4,942,000	4,224,204
Centene Corp, 3.0000%, 10/15/30	5,197,000	4,330,645
Elevance Health Inc, 4.7500%, 2/15/33	6,506,000	6,318,987
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	4,711,000	3,973,399
UnitedHealth Group Inc, 5.2500%, 2/15/28	3,234,000	3,297,146
		53,694,837
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.0000%, 6/15/28	3,231,000	2,688,546
Agree LP, 2.9000%, 10/1/30	2,058,000	1,714,586
Agree LP, 2.6000%, 6/15/33	2,424,000	1,863,166
American Tower Trust I, 5.4900%, 3/15/28 (144A)	11,317,000	11,292,200
Invitation Homes Inc, 2.0000%, 8/15/31	5,620,000	4,305,542

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Real Estate Investment Trusts (REITs)– (continued)
Sun Communities Operating LP, 2.7000%, 7/15/31	$6,161,000	$4,868,192
		26,732,232
Technology – 1.4%
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	2,705,230
Broadcom Inc, 2.6000%, 2/15/33 (144A)	3,961,000	3,095,495
Broadcom Inc, 3.4690%, 4/15/34 (144A)	6,401,000	5,250,796
Broadcom Inc, 3.1370%, 11/15/35 (144A)	7,960,000	6,105,679
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	3,797,000	3,131,774
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,153,721
Fiserv Inc, 5.4500%, 3/2/28	6,013,000	6,042,359
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	10,765,000	10,722,444
Global Payments Inc, 2.1500%, 1/15/27	3,318,000	2,949,210
Leidos Inc, 2.3000%, 2/15/31	1,365,000	1,075,550
Leidos Inc, 5.7500%, 3/15/33	4,558,000	4,528,117
Marvell Technology Inc, 1.6500%, 4/15/26	3,675,000	3,310,022
Marvell Technology Inc, 4.8750%, 6/22/28	4,065,000	3,944,417
Microchip Technology Inc, 2.6700%, 9/1/23	6,452,000	6,425,403
Micron Technology Inc, 6.7500%, 11/1/29	3,372,000	3,505,165
Micron Technology Inc, 5.8750%, 9/15/33	3,700,000	3,666,452
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	381,919
MSCI Inc, 3.6250%, 9/1/30 (144A)	8,577,000	7,396,707
MSCI Inc, 3.8750%, 2/15/31 (144A)	6,019,000	5,215,619
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,113,069
Trimble Inc, 4.7500%, 12/1/24	5,510,000	5,407,927
Trimble Inc, 4.9000%, 6/15/28	2,548,000	2,486,811
Trimble Inc, 6.1000%, 3/15/33	11,743,000	11,898,361
Workday Inc, 3.5000%, 4/1/27	2,530,000	2,398,057
Workday Inc, 3.8000%, 4/1/32	4,129,000	3,717,225
		110,627,529
Transportation – 0.1%
GXO Logistics Inc, 1.6500%, 7/15/26	4,255,000	3,699,879
GXO Logistics Inc, 2.6500%, 7/15/31	647,000	503,133
		4,203,012
Total Corporate Bonds (cost $820,743,279)		780,045,786
Mortgage-Backed Securities– 11.9%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	15,458,791	14,425,587
3.5000%, TBA, 15 Year Maturity	26,592,000	25,288,965
4.0000%, TBA, 15 Year Maturity	26,115,000	25,215,155
4.5000%, TBA, 30 Year Maturity	24,474,729	23,541,214
5.0000%, TBA, 30 Year Maturity	14,049,274	13,766,518
5.5000%, TBA, 30 Year Maturity	11,564,390	11,508,384
6.0000%, TBA, 30 Year Maturity	15,527,000	15,656,650
		129,402,473
Fannie Mae Pool:
3.0000%, 10/1/34	280,123	262,640
2.5000%, 11/1/34	215,710	197,862
3.0000%, 11/1/34	129,256	121,189
3.0000%, 12/1/34	133,515	125,182
2.5000%, 12/1/36	13,438,129	12,329,938
6.0000%, 2/1/37	53,478	56,128
4.5000%, 11/1/42	291,551	287,463
3.0000%, 1/1/43	172,288	155,755
3.0000%, 2/1/43	41,273	37,313
3.0000%, 5/1/43	404,135	365,319
5.0000%, 7/1/44	32,192	32,390
4.5000%, 10/1/44	725,962	716,943
4.5000%, 3/1/45	1,100,697	1,087,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.0000%, 5/1/45	$233,659	$223,934
4.5000%, 6/1/45	558,541	551,201
3.5000%, 12/1/45	405,923	376,511
3.0000%, 1/1/46	68,200	61,025
4.5000%, 2/1/46	1,280,608	1,262,653
3.5000%, 7/1/46	761,694	707,027
3.0000%, 2/1/47	12,527,251	11,324,040
3.0000%, 3/1/47	1,358,471	1,218,325
3.5000%, 3/1/47	356,217	330,406
3.5000%, 7/1/47	315,253	292,410
3.5000%, 8/1/47	251,695	232,279
3.5000%, 8/1/47	240,424	224,059
4.0000%, 10/1/47	1,327,407	1,263,697
4.0000%, 11/1/47	1,847,018	1,758,369
3.5000%, 12/1/47	117,452	109,457
3.5000%, 12/1/47	71,772	66,886
3.5000%, 1/1/48	701,643	649,540
4.0000%, 1/1/48	2,544,555	2,439,056
4.0000%, 1/1/48	2,531,119	2,420,715
4.0000%, 1/1/48	1,103,401	1,050,442
3.0000%, 2/1/48	660,303	593,226
3.5000%, 3/1/48	115,157	107,251
4.0000%, 3/1/48	753,498	722,250
4.5000%, 3/1/48	28,755	28,063
5.0000%, 5/1/48	664,107	660,760
4.5000%, 6/1/48	1,443,405	1,408,666
3.5000%, 7/1/48	8,015,547	7,400,674
4.0000%, 7/1/48	1,626,551	1,547,430
4.0000%, 8/1/48	740,581	704,557
4.5000%, 8/1/48	17,905	17,474
4.0000%, 9/1/48	1,767,478	1,682,646
4.0000%, 10/1/48	623,669	595,381
4.0000%, 11/1/48	1,898,258	1,805,920
4.0000%, 12/1/48	301,174	286,524
4.0000%, 2/1/49	387,705	368,846
3.5000%, 5/1/49	3,442,635	3,169,708
3.5000%, 6/1/49	8,366,034	7,720,656
4.0000%, 6/1/49	248,067	235,244
4.5000%, 6/1/49	123,898	120,755
3.0000%, 8/1/49	817,667	721,743
4.5000%, 8/1/49	186,098	181,376
3.0000%, 9/1/49	4,758,611	4,225,738
3.0000%, 9/1/49	175,021	156,898
4.0000%, 9/1/49	1,214,755	1,151,964
4.0000%, 11/1/49	4,051,359	3,854,286
4.0000%, 11/1/49	358,661	342,233
3.5000%, 12/1/49	10,353,322	9,554,639
4.5000%, 1/1/50	3,208,027	3,130,819
4.5000%, 1/1/50	244,035	237,843
4.0000%, 3/1/50	5,915,391	5,647,089
4.0000%, 3/1/50	3,192,264	3,036,980
4.0000%, 3/1/50	1,216,013	1,156,861
4.0000%, 4/1/50	527,040	499,830
4.5000%, 7/1/50	5,092,888	4,909,174
2.5000%, 8/1/50	22,571,846	19,418,246
2.5000%, 8/1/50	664,776	572,750
4.0000%, 8/1/50	714,413	677,529
4.0000%, 9/1/50	6,207,806	5,886,921
4.0000%, 10/1/50	6,477,880	6,181,175

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 10/1/50	$3,949,809	$3,854,748
3.5000%, 2/1/51	4,750,059	4,369,007
4.0000%, 3/1/51	16,597,829	15,739,878
4.0000%, 3/1/51	320,983	304,392
4.0000%, 3/1/51	159,496	151,737
4.0000%, 10/1/51	17,465,695	16,562,883
4.0000%, 10/1/51	2,345,660	2,224,411
3.0000%, 12/1/51	51,023,857	45,182,572
2.5000%, 1/1/52	4,101,070	3,508,069
3.5000%, 1/1/52	2,146,102	1,985,327
2.5000%, 2/1/52	20,200,452	17,259,191
3.5000%, 2/1/52	5,575,510	5,156,096
2.5000%, 3/1/52	8,343,751	7,123,008
2.5000%, 3/1/52	8,182,063	6,990,725
2.5000%, 3/1/52	3,042,829	2,600,175
2.5000%, 3/1/52	726,800	620,071
2.5000%, 3/1/52	663,446	566,380
2.5000%, 3/1/52	569,965	486,976
2.5000%, 3/1/52	238,431	203,742
3.0000%, 3/1/52	3,904,238	3,465,255
3.5000%, 3/1/52	19,979,328	18,445,167
3.5000%, 3/1/52	5,810,467	5,350,184
3.5000%, 3/1/52	3,947,568	3,648,676
3.0000%, 4/1/52	8,581,999	7,615,781
3.0000%, 4/1/52	3,373,976	3,001,970
3.0000%, 4/1/52	2,840,849	2,520,860
3.5000%, 4/1/52	2,871,172	2,631,954
3.5000%, 4/1/52	2,200,782	2,031,790
3.5000%, 4/1/52	1,615,303	1,479,459
3.5000%, 4/1/52	959,317	879,390
3.5000%, 4/1/52	569,220	521,419
3.5000%, 4/1/52	466,801	427,544
4.0000%, 4/1/52	2,471,374	2,347,634
4.5000%, 4/1/52	458,996	441,241
4.5000%, 4/1/52	388,188	373,172
4.5000%, 4/1/52	222,582	213,972
4.5000%, 4/1/52	202,081	194,264
4.5000%, 4/1/52	176,707	169,871
4.5000%, 4/1/52	113,783	109,362
3.5000%, 5/1/52	2,733,637	2,515,393
3.5000%, 5/1/52	1,638,477	1,501,711
4.5000%, 5/1/52	615,869	592,046
3.5000%, 6/1/52	9,309,246	8,585,752
3.5000%, 6/1/52	5,459,116	5,040,697
4.0000%, 6/1/52	1,860,023	1,747,345
4.0000%, 6/1/52	523,781	492,050
3.5000%, 7/1/52	12,030,397	11,066,201
3.5000%, 7/1/52	1,353,702	1,248,495
3.5000%, 7/1/52	496,211	458,024
4.0000%, 7/1/52	835,238	784,640
4.5000%, 7/1/52	2,485,137	2,391,571
3.5000%, 8/1/52	2,433,905	2,238,081
3.5000%, 8/1/52	892,688	823,033
4.5000%, 8/1/52	9,430,534	9,075,471
3.5000%, 9/1/52	4,443,202	4,088,473
5.0000%, 9/1/52	4,591,356	4,497,764
5.5000%, 9/1/52	11,694,607	11,659,330
5.0000%, 10/1/52	2,006,171	1,981,937
5.0000%, 10/1/52	882,047	871,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
5.5000%, 10/1/52	$305,336	$307,799
4.5000%, 11/1/52	6,578,370	6,390,660
5.0000%, 11/1/52	4,936,036	4,876,410
5.5000%, 11/1/52	4,470,715	4,506,790
4.5000%, 12/1/52	3,074,546	2,967,263
5.0000%, 1/1/53	3,819,248	3,754,109
5.0000%, 3/1/53	1,065,320	1,043,682
5.5000%, 3/1/53	202,531	202,849
5.0000%, 4/1/53	1,394,818	1,366,487
5.0000%, 4/1/53	330,865	324,145
5.0000%, 4/1/53	277,638	271,998
5.5000%, 4/1/53	96,512	96,664
5.5000%, 5/1/53	181,321	181,605
5.5000%, 5/1/53	93,620	93,767
5.0000%, 6/1/53	403,303	396,721
3.5000%, 8/1/56	2,856,201	2,614,909
3.0000%, 2/1/57	2,836,987	2,499,556
3.0000%, 6/1/57	51,003	44,930
		437,415,405
Freddie Mac Gold Pool:
3.5000%, 1/1/47	239,921	224,384
4.0000%, 8/1/48	806,077	767,729
4.0000%, 9/1/48	549,254	523,124
		1,515,237
Freddie Mac Pool:
3.0000%, 5/1/31	2,859,585	2,714,783
3.0000%, 9/1/32	616,597	581,714
3.0000%, 10/1/32	303,172	286,021
3.0000%, 1/1/33	384,148	362,415
2.5000%, 12/1/33	2,920,512	2,707,507
3.0000%, 10/1/34	719,106	674,191
3.0000%, 10/1/34	309,104	289,798
2.5000%, 11/1/34	875,464	803,043
2.5000%, 11/1/34	221,290	202,984
6.0000%, 4/1/40	839,305	883,171
3.5000%, 7/1/42	140,336	131,101
3.5000%, 8/1/42	156,739	146,425
3.5000%, 8/1/42	144,194	134,705
3.5000%, 2/1/43	364,411	340,195
3.0000%, 3/1/43	1,452,609	1,313,030
3.0000%, 6/1/43	56,281	50,028
3.5000%, 2/1/44	461,254	430,602
4.5000%, 5/1/44	220,382	217,488
3.5000%, 12/1/44	2,790,254	2,604,829
3.0000%, 1/1/45	709,890	639,830
3.0000%, 1/1/46	128,110	115,800
3.5000%, 7/1/46	501,213	464,197
4.0000%, 3/1/47	285,100	273,127
3.0000%, 4/1/47	325,894	291,683
3.5000%, 4/1/47	118,841	110,311
3.5000%, 9/1/47	979,792	904,185
3.5000%, 12/1/47	1,650,624	1,531,352
3.5000%, 2/1/48	581,037	537,622
4.0000%, 3/1/48	679,117	650,948
4.5000%, 3/1/48	25,285	24,676
4.0000%, 4/1/48	657,426	628,737
4.0000%, 4/1/48	601,971	572,682
4.0000%, 4/1/48	141,828	134,927
4.0000%, 5/1/48	1,041,865	991,172

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.5000%, 7/1/48	$150,168	$146,550
5.0000%, 9/1/48	30,424	30,270
4.0000%, 11/1/48	171,015	162,694
4.0000%, 12/1/48	2,038,116	1,938,950
4.5000%, 12/1/48	570,097	560,896
4.5000%, 6/1/49	138,001	134,502
4.0000%, 7/1/49	1,541,888	1,462,182
4.5000%, 7/1/49	1,231,117	1,199,902
4.5000%, 7/1/49	174,785	170,353
3.0000%, 8/1/49	298,354	263,367
4.5000%, 8/1/49	1,057,856	1,031,034
3.0000%, 12/1/49	363,841	323,115
3.0000%, 12/1/49	280,642	249,229
4.5000%, 1/1/50	700,310	682,553
4.5000%, 1/1/50	195,461	190,505
3.5000%, 3/1/50	146,995	135,176
4.0000%, 3/1/50	2,092,938	1,991,104
4.5000%, 3/1/50	2,469,452	2,377,196
4.0000%, 6/1/50	3,340,449	3,192,794
2.5000%, 8/1/50	343,018	295,651
2.5000%, 8/1/50	122,301	105,371
2.5000%, 9/1/50	621,748	535,459
4.5000%, 9/1/50	6,004,008	5,859,363
4.0000%, 10/1/50	575,956	546,183
2.5000%, 6/1/51	6,917,328	5,938,001
2.5000%, 11/1/51	4,738,977	4,065,757
2.5000%, 1/1/52	1,272,477	1,089,103
2.5000%, 1/1/52	782,836	669,338
2.5000%, 2/1/52	1,895,687	1,619,704
3.0000%, 2/1/52	1,046,969	929,423
3.0000%, 2/1/52	776,341	691,077
2.5000%, 3/1/52	286,226	244,323
3.0000%, 3/1/52	1,140,655	1,015,114
4.5000%, 3/1/52	95,689	91,987
3.5000%, 4/1/52	2,312,475	2,139,385
3.5000%, 4/1/52	1,229,626	1,127,165
3.5000%, 4/1/52	1,179,046	1,080,799
3.5000%, 4/1/52	380,650	348,681
3.5000%, 4/1/52	346,207	317,088
3.0000%, 6/1/52	14,021,456	12,481,511
3.5000%, 6/1/52	5,375,368	4,947,835
3.5000%, 6/1/52	5,007,350	4,631,001
3.5000%, 7/1/52	19,619,363	18,046,755
4.0000%, 7/1/52	1,876,358	1,762,652
3.5000%, 8/1/52	3,674,266	3,379,751
4.0000%, 8/1/52	2,130,248	2,004,037
4.5000%, 8/1/52	20,736,184	19,955,315
4.5000%, 8/1/52	8,792,182	8,463,675
4.5000%, 8/1/52	4,580,486	4,407,998
5.0000%, 8/1/52	4,658,297	4,624,772
4.0000%, 9/1/52	5,072,126	4,771,617
5.5000%, 9/1/52	2,930,698	2,941,294
4.5000%, 10/1/52	4,246,293	4,125,105
5.0000%, 10/1/52	6,067,573	5,994,264
5.0000%, 10/1/52	3,995,762	3,947,485
5.0000%, 10/1/52	121,275	119,810
5.5000%, 11/1/52	13,593,948	13,703,671
5.0000%, 3/1/53	1,731,795	1,696,614
5.0000%, 3/1/53	313,196	306,833

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
5.0000%, 5/1/53	$5,054,053	$4,971,559
5.0000%, 5/1/53	2,051,036	2,017,558
5.0000%, 5/1/53	1,154,595	1,135,749
5.5000%, 5/1/53	2,207,377	2,215,351
5.5000%, 5/1/53	418,271	418,926
5.0000%, 6/1/53	837,844	824,169
5.0000%, 6/1/53	832,841	815,778
5.0000%, 6/1/53	782,735	766,678
5.0000%, 6/1/53	760,734	745,280
5.0000%, 6/1/53	620,754	608,053
5.0000%, 6/1/53	470,324	460,770
5.0000%, 6/1/53	438,517	429,609
5.0000%, 6/1/53	336,399	329,498
5.5000%, 6/1/53	925,853	927,303
5.5000%, 6/1/53	846,544	843,009
5.5000%, 6/1/53	655,930	653,191
5.5000%, 6/1/53	592,983	590,506
5.5000%, 6/1/53	566,748	563,991
5.0000%, 7/1/53	972,942	953,177
5.5000%, 7/1/53	1,487,629	1,481,416
		211,760,189
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	44,383,441	38,402,107
3.5000%, TBA, 30 Year Maturity	32,384,335	29,887,147
4.0000%, TBA, 30 Year Maturity	17,210,047	16,265,560
4.5000%, TBA, 30 Year Maturity	9,372,944	9,043,710
5.0000%, TBA, 30 Year Maturity	6,595,041	6,477,293
		100,075,817
Ginnie Mae I Pool:
4.0000%, 1/15/45	2,674,359	2,583,578
4.5000%, 8/15/46	2,819,123	2,744,128
4.0000%, 7/15/47	498,852	476,566
4.0000%, 8/15/47	65,697	62,762
4.0000%, 11/15/47	75,294	71,930
4.0000%, 12/15/47	232,981	222,573
		6,161,537
Ginnie Mae II Pool:
3.0000%, 11/20/46	11,378,878	10,344,508
4.0000%, 8/20/47	341,543	326,772
4.0000%, 8/20/47	53,684	51,362
4.0000%, 8/20/47	42,205	40,379
4.5000%, 2/20/48	269,891	264,061
4.0000%, 5/20/48	134,055	128,466
4.5000%, 5/20/48	507,643	496,431
4.5000%, 5/20/48	111,843	109,373
4.0000%, 6/20/48	1,352,779	1,295,957
5.0000%, 8/20/48	939,234	935,649
3.5000%, 5/20/49	15,352,369	14,342,100
2.5000%, 3/20/51	14,241,729	12,365,360
3.0000%, 4/20/51	12,511,235	11,236,299
3.0000%, 7/20/51	7,069,411	6,343,121
3.0000%, 8/20/51	15,942,519	14,300,203
		72,580,041
Total Mortgage-Backed Securities (cost $993,691,385)		958,910,699
United States Treasury Notes/Bonds– 8.5%
4.1250%, 1/31/25	9,640,000	9,488,622
4.6250%, 2/28/25	3,541,000	3,513,474
4.2500%, 5/31/25	1,611,000	1,590,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– (continued)
4.1250%, 6/15/26	$173,750,000	$171,998,927
0.6250%, 7/31/26	23,639,000	21,059,948
3.5000%, 4/30/28	41,999,900	40,812,090
3.6250%, 5/31/28	41,438,400	40,531,935
4.0000%, 6/30/28	40,576,000	40,354,100
3.7500%, 6/30/30	32,062,000	31,636,177
3.3750%, 5/15/33	43,232,500	41,692,342
3.8750%, 2/15/43	116,902,000	113,979,450
3.8750%, 5/15/43	92,264,000	90,029,481
3.6250%, 2/15/53	83,801,400	80,423,156
Total United States Treasury Notes/Bonds (cost $692,201,843)		687,110,439
Common Stocks– 61.0%
Aerospace & Defense – 1.1%
General Dynamics Corp	261,608	56,284,961
L3Harris Technologies Inc	151,374	29,634,488
		85,919,449
Air Freight & Logistics – 1.3%
United Parcel Service Inc	595,145	106,679,741
Banks – 2.0%
Bank of America Corp	2,367,968	67,937,002
JPMorgan Chase & Co	659,076	95,856,013
		163,793,015
Beverages – 1.6%
Coca-Cola Co	473,946	28,541,028
Constellation Brands Inc - Class A	139,780	34,404,051
Monster Beverage Corp	1,157,364	66,478,988
		129,424,067
Biotechnology – 1.0%
AbbVie Inc	578,530	77,945,347
Building Products – 0.4%
Trane Technologies PLC	193,991	37,102,719
Capital Markets – 2.4%
Charles Schwab Corp	326,096	18,483,121
CME Group Inc	354,479	65,681,414
Goldman Sachs Group Inc	121,669	39,243,119
Morgan Stanley	877,690	74,954,726
		198,362,380
Chemicals – 0.9%
Corteva Inc	803,244	46,025,881
Sherwin-Williams Co	102,360	27,178,627
		73,204,508
Communications Equipment – 0.4%
Cisco Systems Inc	653,138	33,793,360
Consumer Finance – 1.3%
American Express Co	593,649	103,413,656
Diversified Financial Services – 2.3%
Mastercard Inc	466,743	183,570,022
Electrical Equipment – 0.4%
Rockwell Automation Inc	95,190	31,360,346
Electronic Equipment, Instruments & Components – 0.6%
TE Connectivity Ltd	329,754	46,218,321
Entertainment – 1.0%
Netflix Inc*	60,264	26,545,689
Walt Disney Co*	580,048	51,786,685
		78,332,374
Food & Staples Retailing – 2.0%
Costco Wholesale Corp	99,478	53,556,966
Dollar General Corp	360,004	61,121,479

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food & Staples Retailing– (continued)
Sysco Corp	660,102	$48,979,568
		163,658,013
Food Products – 0.5%
Hershey Co	176,677	44,116,247
Health Care Equipment & Supplies – 2.0%
Abbott Laboratories	750,889	81,861,919
Edwards Lifesciences Corp*	286,337	27,010,169
Stryker Corp	164,396	50,155,576
		159,027,664
Health Care Providers & Services – 2.3%
HCA Healthcare Inc	108,938	33,060,504
UnitedHealth Group Inc	320,495	154,042,717
		187,103,221
Hotels, Restaurants & Leisure – 3.8%
Booking Holdings Inc*	19,873	53,663,658
Hilton Worldwide Holdings Inc	549,909	80,039,255
McDonald's Corp	361,808	107,967,125
Starbucks Corp	661,700	65,548,002
		307,218,040
Household Products – 0.9%
Procter & Gamble Co	485,439	73,660,514
Industrial Conglomerates – 0.9%
Honeywell International Inc	344,732	71,531,890
Information Technology Services – 1.3%
Accenture PLC	333,535	102,922,230
Insurance – 1.4%
Progressive Corp/The	853,676	113,001,092
Interactive Media & Services – 2.4%
Alphabet Inc - Class C*	1,620,891	196,079,184
Life Sciences Tools & Services – 1.2%
Danaher Corp	100,751	24,180,240
Thermo Fisher Scientific Inc	141,705	73,934,584
		98,114,824
Machinery – 1.4%
Cummins Inc	63,109	15,471,802
Deere & Co	244,247	98,966,442
		114,438,244
Media – 1.2%
Comcast Corp - Class A	2,292,441	95,250,924
Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp	255,610	40,220,234
ConocoPhillips	685,367	71,010,875
		111,231,109
Pharmaceuticals – 2.6%
Eli Lilly & Co	155,817	73,075,057
Merck & Co Inc	825,490	95,253,291
Zoetis Inc	231,822	39,922,067
		208,250,415
Professional Services – 0.6%
Automatic Data Processing Inc	220,606	48,486,993
Semiconductor & Semiconductor Equipment – 5.0%
Advanced Micro Devices Inc*	272,188	31,004,935
KLA Corp	83,232	40,369,185
Lam Research Corp	162,888	104,714,180
NVIDIA Corp	382,910	161,978,588
Texas Instruments Inc	353,774	63,686,396
		401,753,284

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software – 6.8%
Cadence Design Systems Inc*	97,716	$22,916,356
Intuit Inc	65,401	29,966,084
Microsoft Corp	1,382,141	470,674,296
Oracle Corp	222,482	26,495,381
		550,052,117
Specialty Retail – 1.8%
Home Depot Inc	245,828	76,364,010
TJX Cos Inc	844,830	71,633,136
		147,997,146
Technology Hardware, Storage & Peripherals – 3.7%
Apple Inc	1,532,324	297,224,886
Textiles, Apparel & Luxury Goods – 1.1%
NIKE Inc - Class B	787,133	86,875,869
Total Common Stocks (cost $2,857,163,602)		4,927,113,211
Investment Companies– 3.8%
Money Markets – 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $307,560,544)	307,530,676	307,592,182
Total Investments (total cost $6,309,139,429) – 102.5%		8,273,022,765
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(204,122,184)
Net Assets – 100%		$8,068,900,581

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,151,236,432	98.5%
Canada	26,899,813	0.3
France	23,280,109	0.3
Australia	16,276,889	0.2
Japan	14,207,336	0.2
United Kingdom	13,129,081	0.2
Netherlands	10,264,091	0.1
Finland	9,830,980	0.1
Germany	4,744,727	0.1
Ireland	3,153,307	0.0

Total	$8,273,022,765	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 3.8%
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$8,575,209	$23,150	$(22,770)	$307,592,182

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 3.8%
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	438,599,135	726,870,563	(857,877,896)	307,592,182

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	716	9/29/23	$80,382,188	$(1,526,690)
2 Year US Treasury Note	2,695	10/4/23	548,011,406	(6,782,117)
5 Year US Treasury Note	5,229	10/4/23	559,993,219	(7,913,734)
Ultra Long Term US Treasury Bond	240	9/29/23	32,692,500	47,418
Total - Futures Long				(16,175,123)
Futures Short:
Ultra 10-Year Treasury Note	441	9/29/23	(52,230,938)	630,492
Total				$(15,544,631)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 677,910

Liability Derivatives:
*Futures contracts	$ 16,222,541

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (197,801)	$ (197,801)
Swap contracts	(1,427,650)	-	$ (1,427,650)

Total	$(1,427,650)	$ (197,801)	$ (1,625,451)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative		Interest Rate Contracts	Total
Futures contracts		$(13,365,958)	$(13,365,958)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2023

Futures contracts:
Average notional amount of contracts - long	$ 799,264,625
Average notional amount of contracts - short	58,898,442

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $775,035,439, which represents 9.6% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$612,250,448	$-
Corporate Bonds	-	780,045,786	-
Mortgage-Backed Securities	-	958,910,699	-
United States Treasury Notes/Bonds	-	687,110,439	-
Common Stocks	4,927,113,211	-	-
Investment Companies	-	307,592,182	-
Total Investments in Securities	$4,927,113,211	$3,345,909,554	$-
Other Financial Instruments(a):
Futures Contracts	677,910	-	-
Total Assets	$4,927,791,121	$3,345,909,554	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$16,222,541	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

26	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $6,001,578,885)	$7,965,430,583
Affiliated investments, at value (cost $307,560,544)	307,592,182
Deposits with brokers for futures	12,920,000
Variation margin receivable on futures contracts	400,674
Trustees' deferred compensation	204,928
Receivables:
Investments sold	74,417,289
Interest	18,069,626
Dividends	2,490,939
Portfolio shares sold	1,748,790
Dividends from affiliates	1,349,322
Other assets	34,787
Total Assets	8,384,659,120
Liabilities:
Due to custodian	6,457,966
Variation margin payable on futures contracts	215,141
Payables:	—
TBA investments purchased	229,984,569
Investments purchased	71,981,147
Advisory fees	3,842,642
12b-1 Distribution and shareholder servicing fees	1,657,680
Portfolio shares repurchased	694,466
Transfer agent fees and expenses	357,398
Trustees' deferred compensation fees	204,928
Trustees' fees and expenses	47,640
Professional fees	33,168
Affiliated portfolio administration fees payable	17,467
Custodian fees	9,317
Accrued expenses and other payables	255,010
Total Liabilities	315,758,539
Net Assets	$8,068,900,581
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,245,609,713
Total distributable earnings (loss)	1,823,290,868
Total Net Assets	$8,068,900,581
Net Assets - Institutional Shares	$409,340,435
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,469,588
Net Asset Value Per Share	$43.23
Net Assets - Service Shares	$7,659,560,146
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	167,010,371
Net Asset Value Per Share	$45.86

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Balanced Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Interest	$59,404,298
Dividends	35,001,387
Dividends from affiliates	8,575,209
Other income	224,470
Foreign withholding tax income	38,439
Total Investment Income	103,243,803
Expenses:
Advisory fees	21,240,395
12b-1 Distribution and shareholder servicing fees:
Service Shares	9,155,911
Transfer agent administrative fees and expenses:
Institutional Shares	99,770
Service Shares	1,831,175
Other transfer agent fees and expenses:
Institutional Shares	3,306
Service Shares	35,530
Affiliated portfolio administration fees	152,106
Trustees’ fees and expenses	97,852
Professional fees	68,936
Custodian fees	24,784
Shareholder reports expense	21,643
Registration fees	1,317
Other expenses	439,530
Total Expenses	33,172,255
Net Investment Income/(Loss)	70,071,548
Net Realized Gain/(Loss) on Investments:
Investments	538,019
Investments in affiliates	23,150
Futures contracts	(197,801)
Swap contracts	(1,427,650)
Total Net Realized Gain/(Loss) on Investments	(1,064,282)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	606,443,533
Investments in affiliates	(22,770)
Futures contracts	(13,365,958)
Total Change in Unrealized Net Appreciation/Depreciation	593,054,805
Net Increase/(Decrease) in Net Assets Resulting from Operations	$662,062,071

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$70,071,548	$85,782,140
Net realized gain/(loss) on investments	(1,064,282)	(135,258,833)
Change in unrealized net appreciation/depreciation	593,054,805	(1,427,082,417)
Net Increase/(Decrease) in Net Assets Resulting from Operations	662,062,071	(1,476,559,110)
Dividends and Distributions to Shareholders:
Institutional Shares	(4,095,555)	(18,537,666)
Service Shares	(64,366,490)	(292,011,776)
Net Decrease from Dividends and Distributions to Shareholders	(68,462,045)	(310,549,442)
Capital Share Transactions:
Institutional Shares	(13,043,922)	(20,058,777)
Service Shares	14,232,066	495,766,397
Net Increase/(Decrease) from Capital Share Transactions	1,188,144	475,707,620
Net Increase/(Decrease) in Net Assets	594,788,170	(1,311,400,932)
Net Assets:
Beginning of period	7,474,112,411	8,785,513,343
End of period	$8,068,900,581	$7,474,112,411

See Notes to Financial Statements.

Janus Aspen Series	29

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$40.01	$50.23	$43.58	$39.48	$33.75	$35.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.57	0.42	0.61	0.74	0.66
Net realized and unrealized gain/(loss)	3.23	(8.87)	7.03	4.86	6.74	(0.42)
Total from Investment Operations	3.66	(8.30)	7.45	5.47	7.48	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.54)	(0.43)	(0.73)	(0.72)	(0.77)
Distributions (from capital gains)	—	(1.38)	(0.37)	(0.64)	(1.03)	(0.99)
Total Dividends and Distributions	(0.44)	(1.92)	(0.80)	(1.37)	(1.75)	(1.76)
Net Asset Value, End of Period	$43.23	$40.01	$50.23	$43.58	$39.48	$33.75
Total Return*	9.15%	(16.50)%	17.22%	14.31%	22.59%	0.68%
Net Assets, End of Period (in thousands)	$409,340	$391,354	$512,742	$464,280	$446,026	$402,796
Average Net Assets for the Period (in thousands)	$402,240	$427,360	$484,461	$430,893	$426,775	$429,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	2.05%	1.32%	0.91%	1.54%	1.99%	1.85%
Portfolio Turnover Rate(2)	50%	89%	56%	80%	79%	97%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.48	$53.15	$46.11	$41.70	$35.59	$37.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.48	0.32	0.54	0.68	0.60
Net realized and unrealized gain/(loss)	3.37	(9.32)	7.42	5.15	7.11	(0.44)
Total from Investment Operations	3.77	(8.84)	7.74	5.69	7.79	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.45)	(0.33)	(0.64)	(0.65)	(0.67)
Distributions (from capital gains)	—	(1.38)	(0.37)	(0.64)	(1.03)	(0.99)
Total Dividends and Distributions	(0.39)	(1.83)	(0.70)	(1.28)	(1.68)	(1.66)
Net Asset Value, End of Period	$45.86	$42.48	$53.15	$46.11	$41.70	$35.59
Total Return*	8.88%	(16.61)%	16.91%	14.05%	22.27%	0.43%
Net Assets, End of Period (in thousands)	$7,659,560	$7,082,759	$8,272,771	$6,217,051	$4,845,966	$3,445,696
Average Net Assets for the Period (in thousands)	$7,379,933	$7,368,652	$7,144,785	$5,239,258	$4,109,486	$3,235,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.86%	0.86%	0.87%	0.87%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.86%	0.87%	0.87%	0.88%
Ratio of Net Investment Income/(Loss)	1.80%	1.09%	0.65%	1.28%	1.74%	1.62%
Portfolio Turnover Rate(2)	50%	89%	56%	80%	79%	97%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements (unaudited)

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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Notes to Financial Statements (unaudited)

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and

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Notes to Financial Statements (unaudited)

losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of

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Notes to Financial Statements (unaudited)

protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the period, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S.

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Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights

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and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(130,982,613)	$ -	$ (130,982,613)

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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,331,993,967	$ 2,095,631,425	$(154,602,627)	$ 1,941,028,798

6. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	227,726	$ 9,570,266	668,408	$ 28,696,770
Reinvested dividends and distributions	95,534	4,095,555	464,031	18,537,666
Shares repurchased	(635,206)	(26,709,743)	(1,558,817)	(67,293,213)
Net Increase/(Decrease)	(311,946)	$ (13,043,922)	(426,378)	$ (20,058,777)
Service Shares:
Shares sold	3,781,432	$ 168,891,362	12,784,501	$ 592,847,704
Reinvested dividends and distributions	1,414,959	64,366,490	6,894,741	292,011,776
Shares repurchased	(4,929,572)	(219,025,786)	(8,576,547)	(389,093,083)
Net Increase/(Decrease)	266,819	$ 14,232,066	11,102,695	$ 495,766,397

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,516,595,175	$ 1,067,576,965	$ 2,259,854,401	$ 2,608,519,976

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

Janus Aspen Series	47

Janus Henderson VIT Balanced Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Balanced Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Balanced Portfolio

Notes

NotesPage1

Janus Aspen Series	53

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81113 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ON Semiconductor Corp	4.32%	1.15%	WR Berkley Corp	1.74%	-0.70%
Constellation Software Inc/Canada	3.51%	0.54%	Charles Schwab Corp	0.85%	-0.56%
National Instruments Corp	1.26%	0.51%	Teleflex Inc	2.25%	-0.44%
Cimpress PLC	0.44%	0.32%	Revvity Inc	1.11%	-0.41%
Magellan Midstream Partners LP	2.16%	0.31%	GoDaddy Inc	2.41%	-0.39%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Energy	1.62%	2.16%	4.30%
	Real Estate	0.14%	1.36%	1.90%
	Consumer Staples	0.05%	0.42%	3.16%
	Materials	-0.02%	1.49%	3.47%
	Utilities	-0.11%	0.74%	0.25%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	-1.58%	11.44%	6.48%
	Communication Services	-0.76%	2.62%	4.29%
	Health Care	-0.54%	17.40%	17.19%
	Industrials	-0.53%	19.61%	17.41%
	Other**	-0.42%	2.99%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	4.0%
Constellation Software Inc/Canada
Software	3.8%
Boston Scientific Corp
Health Care Equipment & Supplies	3.2%
Intact Financial Corp
Insurance	2.8%
SS&C Technologies Holdings Inc
Professional Services	2.8%
16.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Investment Companies	2.3%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	12.96%	18.73%	10.73%	13.43%	11.08%	0.72%
Service Shares	12.84%	18.44%	10.46%	13.14%	10.80%	0.96%
Russell Midcap Growth Index	15.94%	23.13%	9.71%	11.53%	9.84%
Morningstar Quartile - Institutional Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	273/562	83/513	19/475	17/134

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,129.60	$3.80	$1,000.00	$1,021.22	$3.61	0.72%
Service Shares	$1,000.00	$1,128.40	$5.12	$1,000.00	$1,019.98	$4.86	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.0%
Aerospace & Defense – 1.4%
L3Harris Technologies Inc	106,712	$20,891,008
Airlines – 1.2%
Ryanair Holdings PLC (ADR)*	158,074	17,482,984
Auto Components – 0.4%
Visteon Corp*	43,398	6,232,387
Biotechnology – 2.7%
Abcam PLC (ADR)*	238,690	5,840,744
Argenx SE (ADR)*	28,735	11,198,892
Ascendis Pharma A/S (ADR)*	82,284	7,343,847
BioMarin Pharmaceutical Inc*	117,788	10,209,864
Sarepta Therapeutics Inc*	57,789	6,617,996
		41,211,343
Capital Markets – 3.7%
Cboe Global Markets Inc	67,198	9,273,996
Charles Schwab Corp	195,032	11,054,414
LPL Financial Holdings Inc	139,526	30,337,138
MSCI Inc	11,641	5,463,005
		56,128,553
Chemicals – 0.9%
Corteva Inc	246,961	14,150,865
Commercial Services & Supplies – 3.4%
Cimpress PLC*	155,603	9,255,266
Clean Harbors Inc*	48,870	8,035,694
RB Global Inc	192,155	11,529,300
Rentokil Initial PLC	365,306	2,852,757
Rentokil Initial PLC (ADR)	524,406	20,457,078
		52,130,095
Containers & Packaging – 0.4%
Sealed Air Corp	157,766	6,310,640
Diversified Consumer Services – 0.6%
Frontdoor Inc*	285,018	9,092,074
Diversified Financial Services – 3.8%
Fidelity National Information Services Inc	187,844	10,275,067
Global Payments Inc	101,863	10,035,543
WEX Inc*	200,312	36,470,806
		56,781,416
Electric Utilities – 1.0%
Alliant Energy Corp	294,834	15,472,888
Electrical Equipment – 2.3%
Regal Beloit Corp	48,235	7,423,366
Sensata Technologies Holding PLC	601,877	27,078,446
		34,501,812
Electronic Equipment, Instruments & Components – 6.9%
Flex Ltd*	1,375,930	38,030,705
National Instruments Corp	294,946	16,929,900
TE Connectivity Ltd	132,858	18,621,377
Teledyne Technologies Inc*	74,997	30,832,017
		104,413,999
Entertainment – 2.1%
Liberty Media Corp-Liberty Formula One*	417,361	31,418,936
Liberty Media Group*	12,045	814,483
		32,233,419
Food & Staples Retailing – 0.7%
Dollar Tree Inc*	78,054	11,200,749
Health Care Equipment & Supplies – 9.7%
Boston Scientific Corp*	882,873	47,754,601
Cooper Cos Inc	40,105	15,377,460
Dentsply Sirona Inc	373,937	14,964,959
ICU Medical Inc*	103,590	18,458,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
STERIS PLC	71,762	$16,145,015
Teleflex Inc	143,158	34,648,531
		147,349,268
Hotels, Restaurants & Leisure – 2.5%
Aramark	534,804	23,023,312
Entain PLC	939,044	15,167,219
		38,190,531
Information Technology Services – 5.0%
Amdocs Ltd	409,473	40,476,406
GoDaddy Inc*	463,704	34,838,082
		75,314,488
Insurance – 5.0%
Intact Financial Corp	274,797	42,433,171
Ryan Specialty Group Holdings Inc - Class A*	210,361	9,443,105
WR Berkley Corp	398,176	23,715,363
		75,591,639
Interactive Media & Services – 0.5%
Ziff Davis Inc*	102,014	7,147,101
Life Sciences Tools & Services – 4.8%
Avantor Inc*	830,078	17,049,802
Illumina Inc*	72,736	13,637,273
PerkinElmer Inc	260,107	30,898,111
Waters Corp*	38,423	10,241,266
		71,826,452
Machinery – 4.0%
Fortive Corp	61,668	4,610,916
Ingersoll Rand Inc	493,127	32,230,781
Wabtec Corp	214,215	23,492,959
		60,334,656
Oil, Gas & Consumable Fuels – 2.1%
Magellan Midstream Partners LP	498,811	31,085,902
Pharmaceuticals – 0.8%
Catalent Inc*	277,061	12,013,365
Professional Services – 6.6%
Broadridge Financial Solutions Inc	146,525	24,268,936
Ceridian HCM Holding Inc*	272,216	18,230,306
SS&C Technologies Holdings Inc	693,734	42,040,280
TransUnion	198,441	15,543,884
		100,083,406
Road & Rail – 3.1%
JB Hunt Transport Services Inc	176,689	31,986,010
TFI International Inc	134,198	15,293,204
		47,279,214
Semiconductor & Semiconductor Equipment – 9.7%
KLA Corp	31,257	15,160,270
Lam Research Corp	19,870	12,773,628
Microchip Technology Inc	312,590	28,004,938
NXP Semiconductors NV	150,276	30,758,492
ON Semiconductor Corp*	641,695	60,691,513
		147,388,841
Software – 6.5%
Atlassian Corp - Class A*	33,900	5,688,759
Constellation Software Inc/Canada	27,541	57,068,878
Dynatrace Inc*	220,454	11,346,767
Nice Ltd (ADR)*	92,135	19,025,877
Topicus.com Inc*	69,312	5,685,300
		98,815,581

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 1.3%
Lamar Advertising Co	198,666	$19,717,600
Specialty Retail – 2.1%
Burlington Stores Inc*	38,591	6,073,837
CarMax Inc*	288,965	24,186,370
Wayfair Inc - Class A*,#	19,156	1,245,332
		31,505,539
Textiles, Apparel & Luxury Goods – 1.0%
Gildan Activewear Inc	456,245	14,709,339
Trading Companies & Distributors – 1.8%
Ferguson PLC	172,561	27,145,571
Total Common Stocks (cost $927,749,248)		1,483,732,725
Investment Companies– 2.3%
Money Markets – 2.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $34,925,858)	34,923,113	34,930,098
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	664,602	664,602
Time Deposits – 0%
Royal Bank of Canada, 5.0600%, 7/3/23	$166,151	166,151
Total Investments Purchased with Cash Collateral from Securities Lending (cost $830,753)		830,753
Total Investments (total cost $963,505,859) – 100.4%		1,519,493,576
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(5,476,798)
Net Assets – 100%		$1,514,016,778

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,273,404,986	83.8%
Canada	146,719,192	9.7
United Kingdom	44,317,798	2.9
Israel	19,025,877	1.3
Ireland	17,482,984	1.1
Belgium	11,198,892	0.7
Denmark	7,343,847	0.5

Total	$1,519,493,576	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$1,002,511	$581	$(560)	$34,930,098
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	7,374∆	-	-	664,602
Total Affiliated Investments - 2.4%	$1,009,885	$581	$(560)	$35,594,700

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	40,155,127	63,619,366	(68,844,416)	34,930,098
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	5,597,967	69,552,910	(74,486,275)	664,602

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	8/2/23	(11,946,000)	$8,945,076	$(78,329)
Euro	8/2/23	(4,689,000)	5,048,704	(76,095)

				(154,424)
BNP Paribas:
Euro	8/2/23	380,000	(407,693)	7,624
Citibank, National Association:
Canadian Dollar	8/2/23	(5,257,000)	3,933,299	(37,574)
Euro	8/2/23	(6,319,000)	6,777,483	(128,809)

				(166,383)
Goldman Sachs & Co. LLC:
Canadian Dollar	8/2/23	(673,000)	503,110	(5,240)
Euro	8/2/23	(145,000)	155,554	(2,922)

				(8,162)
HSBC Securities (USA), Inc.:
Canadian Dollar	8/2/23	(10,362,000)	7,764,401	(62,531)
Euro	8/2/23	(4,879,400)	5,274,293	(58,602)

				(121,133)
JPMorgan Chase Bank, National Association:
Canadian Dollar	8/2/23	(11,845,000)	8,870,650	(76,465)
Euro	8/2/23	(4,489,400)	4,820,239	(86,409)

				(162,874)
State Street Bank and Trust Company:
Canadian Dollar	8/2/23	(12,116,000)	9,069,643	(82,172)
Euro	8/2/23	650,000	(714,244)	(3,832)
Euro	8/2/23	(10,232,000)	10,970,495	(212,475)

				(298,479)
Total				$(903,831)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 7,624

Liability Derivatives:
Forward foreign currency exchange contracts	$911,455

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(480,492)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(570,213)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,337,767
Average amounts sold - in USD	67,822,394

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$7,624	$—	$—	$7,624
JPMorgan Chase Bank, National Association	840,579	—	(830,753)	9,826

Total	$848,203	$—	$(830,753)	17,450
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$154,424	$—	$—	$154,424
Citibank, National Association	166,383	—	—	166,383
Goldman Sachs & Co. LLC	8,162	—	—	8,162
HSBC Securities (USA), Inc.	121,133	—	—	121,133
JPMorgan Chase Bank, National Association	162,874	—	—	162,874
State Street Bank and Trust Company	298,479	—	—	298,479

Total	$911,455	$—	$—	$911,455
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,483,732,725	$-	$-
Investment Companies	-	34,930,098	-
Investments Purchased with Cash Collateral from Securities Lending	-	830,753	-
Total Investments in Securities	$1,483,732,725	$35,760,851	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,624	-
Total Assets	$1,483,732,725	$35,768,475	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$911,455	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $927,915,399)(1)	$1,483,898,876
Affiliated investments, at value (cost $35,590,460)	35,594,700
Cash	13
Forward foreign currency exchange contracts	7,624
Trustees' deferred compensation	38,476
Receivables:
Investments sold	777,287
Dividends	710,158
Portfolio shares sold	533,435
Dividends from affiliates	161,252
Other assets	7,088
Total Assets	1,521,728,909
Liabilities:
Collateral for securities loaned (Note 3)	830,753
Forward foreign currency exchange contracts	911,455
Payables:	—
Investments purchased	3,426,844
Portfolio shares repurchased	1,290,067
Advisory fees	824,197
12b-1 Distribution and shareholder servicing fees	190,553
Transfer agent fees and expenses	66,288
Trustees' deferred compensation fees	38,476
Professional fees	23,370
Trustees' fees and expenses	8,887
Custodian fees	3,716
Affiliated portfolio administration fees payable	3,219
Accrued expenses and other payables	94,306
Total Liabilities	7,712,131
Net Assets	$1,514,016,778
Net Assets Consist of:
Capital (par value and paid-in surplus)	$928,576,388
Total distributable earnings (loss)	585,440,390
Total Net Assets	$1,514,016,778
Net Assets - Institutional Shares	$616,795,632
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,411,786
Net Asset Value Per Share	$73.33
Net Assets - Service Shares	$897,221,146
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,685,981
Net Asset Value Per Share	$65.56

(1) Includes $840,579 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$7,728,112
Dividends from affiliates	1,002,511
Non-cash dividends	862,667
Affiliated securities lending income, net	7,374
Unaffiliated securities lending income, net	2,494
Other income	2,000
Foreign tax withheld	(391,830)
Total Investment Income	9,213,328
Expenses:
Advisory fees	4,605,754
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,058,391
Transfer agent administrative fees and expenses:
Institutional Shares	148,171
Service Shares	211,653
Other transfer agent fees and expenses:
Institutional Shares	5,104
Service Shares	4,494
Shareholder reports expense	33,055
Affiliated portfolio administration fees	28,429
Professional fees	27,504
Custodian fees	19,442
Trustees’ fees and expenses	18,489
Registration fees	6,566
Other expenses	69,773
Total Expenses	6,236,825
Net Investment Income/(Loss)	2,976,503
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	20,059,658
Investments in affiliates	581
Forward foreign currency exchange contracts	(480,492)
Total Net Realized Gain/(Loss) on Investments	19,579,747
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	153,177,479
Investments in affiliates	(560)
Forward foreign currency exchange contracts	(570,213)
Total Change in Unrealized Net Appreciation/Depreciation	152,606,706
Net Increase/(Decrease) in Net Assets Resulting from Operations	$175,162,956

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$2,976,503	$2,045,248
Net realized gain/(loss) on investments	19,579,747	106,953,153
Change in unrealized net appreciation/depreciation	152,606,706	(389,777,120)
Net Increase/(Decrease) in Net Assets Resulting from Operations	175,162,956	(280,778,719)
Dividends and Distributions to Shareholders:
Institutional Shares	(40,454,622)	(101,837,326)
Service Shares	(65,280,194)	(150,632,250)
Net Decrease from Dividends and Distributions to Shareholders	(105,734,816)	(252,469,576)
Capital Share Transactions:
Institutional Shares	19,477,958	47,548,097
Service Shares	51,584,166	82,852,392
Net Increase/(Decrease) from Capital Share Transactions	71,062,124	130,400,489
Net Increase/(Decrease) in Net Assets	140,490,264	(402,847,806)
Net Assets:
Beginning of period	1,373,526,514	1,776,374,320
End of period	$1,514,016,778	$1,373,526,514

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$69.58	$100.51	$94.21	$85.46	$67.02	$70.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.20	0.22	0.20	0.29	0.21
Net realized and unrealized gain/(loss)	8.74	(16.86)	14.99	14.53	23.06	(0.16)
Total from Investment Operations	8.90	(16.66)	15.21	14.73	23.35	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.17)	(0.33)	(0.06)	(0.16)	(0.18)
Distributions (from capital gains)	(5.15)	(14.10)	(8.58)	(5.92)	(4.75)	(3.50)
Total Dividends and Distributions	(5.15)	(14.27)	(8.91)	(5.98)	(4.91)	(3.68)
Net Asset Value, End of Period	$73.33	$69.58	$100.51	$94.21	$85.46	$67.02
Total Return*	12.98%	(15.94)%	16.83%	19.47%	35.48%	(0.41)%
Net Assets, End of Period (in thousands)	$616,796	$565,810	$736,679	$768,141	$791,044	$577,477
Average Net Assets for the Period (in thousands)	$597,116	$622,822	$763,345	$699,442	$707,052	$641,390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	0.44%	0.28%	0.22%	0.25%	0.37%	0.29%
Portfolio Turnover Rate	6%	15%	17%	16%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$62.78	$92.49	$87.46	$79.93	$63.00	$66.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.02	(0.03)	—(2)	0.09	0.03
Net realized and unrealized gain/(loss)	7.87	(15.57)	13.87	13.45	21.63	(0.12)
Total from Investment Operations	7.93	(15.55)	13.84	13.45	21.72	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.06)	(0.23)	—	(0.04)	(0.08)
Distributions (from capital gains)	(5.15)	(14.10)	(8.58)	(5.92)	(4.75)	(3.50)
Total Dividends and Distributions	(5.15)	(14.16)	(8.81)	(5.92)	(4.79)	(3.58)
Net Asset Value, End of Period	$65.56	$62.78	$92.49	$87.46	$79.93	$63.00
Total Return*	12.84%	(16.15)%	16.54%	19.18%	35.14%	(0.65)%
Net Assets, End of Period (in thousands)	$897,221	$807,716	$1,039,696	$922,221	$821,408	$588,973
Average Net Assets for the Period (in thousands)	$852,759	$856,909	$987,585	$773,949	$734,274	$612,433
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of Net Investment Income/(Loss)	0.19%	0.03%	(0.03)%	0.00%(3)	0.12%	0.04%
Portfolio Turnover Rate	6%	15%	17%	16%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

20	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

Janus Aspen Series	21

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then

24	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $840,579. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $830,753, resulting in the net amount due to the counterparty of $9,826.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023” table located in the Portfolio’s Schedule of Investments.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2023, the Portfolio engaged in cross trades amounting to $642,737 in sales, resulting in a net realized loss of $96,630. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 955,958,932	$595,544,890	$(32,010,246)	$ 563,534,644

6. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	387,124	$28,793,427	859,419	$ 67,479,327
Reinvested dividends and distributions	565,878	40,454,622	1,528,171	101,837,326
Shares repurchased	(673,503)	(49,770,091)	(1,585,011)	(121,768,556)
Net Increase/(Decrease)	279,499	$19,477,958	802,579	$ 47,548,097
Service Shares:
Shares sold	852,798	$56,920,372	1,300,146	$ 92,790,148
Reinvested dividends and distributions	1,021,280	65,280,194	2,501,781	150,632,250
Shares repurchased	(1,054,430)	(70,616,400)	(2,176,698)	(160,570,006)
Net Increase/(Decrease)	819,648	$51,584,166	1,625,229	$ 82,852,392

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$90,335,184	$ 109,427,448	$ -	$ -

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

34	JUNE 30, 2023

Janus Henderson VIT Enterprise Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Enterprise Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Enterprise Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Janus Henderson VIT Enterprise Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81116 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	3.28%	3.33%
Service Shares	3.03%	3.07%
Weighted Average Maturity		8.2 Years
Average Effective Duration**		6.3 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.9%
AA	54.3%
A	8.0%
BBB	15.8%
BB	1.5%
B	0.1%
Not Rated	16.1%
Other	2.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Mortgage-Backed Securities	29.0%
United States Treasury Notes/Bonds	23.8%
Corporate Bonds	23.4%
Asset-Backed/Commercial Mortgage-Backed Securities	20.9%
Investment Companies	9.4%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(6.7)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	1.67%	-1.56%	1.18%	1.68%	5.28%	0.60%	0.57%
Service Shares	1.58%	-1.72%	0.94%	1.43%	5.05%	0.85%	0.82%
Bloomberg U.S. Aggregate Bond Index	2.09%	-0.94%	0.77%	1.52%	4.31%
Morningstar Quartile - Institutional Shares	-	4th	2nd	3rd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	478/626	167/549	240/466	7/166

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 28, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,016.70	$2.90	$1,000.00	$1,021.92	$2.91	0.58%
Service Shares	$1,000.00	$1,015.80	$4.15	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 20.9%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 6.0620%, 9/15/34 (144A)‡	$629,029	$610,697
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	1,096,381	1,078,964
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	19,584	19,555
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	251,016	247,513
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	30,834	30,457
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	801,000	779,192
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 6.3903%, 10/17/34 (144A)‡	330,000	323,957
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	71,768	68,615
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	64,943	61,377
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	201,790	181,244
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	162,985	146,948
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	317,791	281,100
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 6.3817%, 7/18/34 (144A)‡	278,000	271,691
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	274,085	265,297
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	286,774	280,986
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 6.2004%, 7/20/29 (144A)‡	375,164	373,867
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 6.3204%, 4/20/31 (144A)‡	1,208,000	1,198,654
Babson CLO Ltd 2020-4A A,
ICE LIBOR USD 3 Month + 1.2200%, 6.4704%, 1/20/32 (144A)‡	385,415	381,574
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	245,771
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	1,447,000	1,306,668
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.0450%, 4/15/37 (144A)‡	2,104,000	2,048,448
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	309,000	264,969
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	520,173
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.1815%, 10/15/36 (144A)‡	1,441,096	1,431,546
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.3415%, 10/15/36 (144A)‡	444,550	440,088
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 6.1915%, 10/15/37 (144A)‡	188,443	186,068
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	848,000	820,751
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	964,000	933,584
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 5.8453%, 5/15/38 (144A)‡	268,000	260,593
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 6.1433%, 9/15/36 (144A)‡	1,043,000	998,047
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 9/15/36 (144A)‡	1,096,000	1,039,089
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.8962%, 4/15/39 (144A)‡	1,197,714	1,145,091
BX Commercial Mortgage Trust 2023-VLT2 A,
CME Term SOFR 1 Month + 2.2810%, 7.4280%, 6/15/40 (144A)‡	288,000	286,840
BX Commercial Mortgage Trust 2023-VLT2 B,
CME Term SOFR 1 Month + 3.1290%, 8.2760%, 6/15/40 (144A)‡	639,000	635,430
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	56,174	56,097
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 6.4304%, 1/20/35 (144A)‡	1,312,000	1,289,906
CBAM CLO Management 2019-11RA B,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
ICE LIBOR USD 3 Month + 1.7500%, 7.0004%, 1/20/35 (144A)‡	$500,944	$479,414
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 6.0034%, 5/29/32 (144A)‡	777,000	767,894
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	1,132,822	979,364
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	415,619	350,214
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	1,232,162	1,197,105
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	2,995,882	2,790,829
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	303,987	293,727
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 6.2666%, 2/25/50 (144A)‡	518,609	474,297
CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 6.3103%, 7/15/33 (144A)‡	1,057,088	1,045,325
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 6.8727%, 1/23/35 (144A)‡	383,807	371,523
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	476,755	458,090
CIM Trust 2021-NR4 A1, 2.8160%, 10/25/61 (144A)Ç	272,028	253,812
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0933%, 11/15/37 (144A)‡	1,740,876	1,710,019
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 6.4933%, 11/15/37 (144A)‡	774,597	760,596
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 11/15/37 (144A)‡	777,546	762,550
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	6,239	6,160
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	55,103	50,707
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 7.5504%, 4/25/31 (144A)‡	21,398	21,465
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 7.4504%, 8/25/31 (144A)‡	4,227	4,227
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 7.3004%, 9/25/31 (144A)‡	24,371	24,405
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 7.2504%, 10/25/39 (144A)‡	12,823	12,843
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 11/25/41 (144A)‡	1,922,000	1,871,258
Connecticut Avenue Securities Trust 2021-R03 1M1,
US 30 Day Average SOFR + 0.8500%, 5.9166%, 12/25/41 (144A)‡	477,402	471,861
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.7166%, 12/25/41 (144A)‡	711,000	687,056
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 8.2166%, 12/25/41 (144A)‡	2,186,000	2,141,520
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 8.0666%, 1/25/42 (144A)‡	804,000	796,718
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	1,290,688	1,293,812
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 3/25/42 (144A)‡	569,265	570,191
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 7.8166%, 5/25/42 (144A)‡	386,186	393,185
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.6166%, 7/25/42 (144A)‡	315,612	319,483
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.4666%, 12/25/42 (144A)‡	557,539	560,194
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 4/25/43 (144A)‡	812,772	819,758
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	68,272	68,228
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	407,236	400,328
Credit Suisse Commercial Mortgage Trust 2019-ICE4,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
ICE LIBOR USD 1 Month + 0.9800%, 6.1730%, 5/15/36 (144A)‡	$1,682,813	$1,672,000
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 6.6230%, 5/15/36 (144A)‡	828,938	819,600
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.2308%, 4/15/26 (144A)‡	762,026	754,931
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	1,183,000	1,015,544
Dryden Senior Loan Fund 2020-83A A,
ICE LIBOR USD 3 Month + 1.2200%, 6.4817%, 1/18/32 (144A)‡	374,404	369,694
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 5.9577%, 4/20/34 (144A)‡	419,000	412,614
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	545,000	543,210
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	580,000	544,605
Fannie Mae REMICS, 3.0000%, 5/25/48	898,853	798,198
Fannie Mae REMICS, 3.0000%, 11/25/49	888,594	785,282
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	3,374,589	2,828,724
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 7.1004%, 10/25/49 (144A)‡	10,118	10,132
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 12/25/50 (144A)‡	714,617	721,295
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.6666%, 11/25/50 (144A)‡	783,486	794,678
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/33 (144A)‡	1,110,002	1,110,568
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA6 M1,
US 30 Day Average SOFR + 0.8000%, 5.8666%, 10/25/41 (144A)‡	743,228	738,029
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.3166%, 8/25/33 (144A)‡	457,802	450,493
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 8.0166%, 6/25/42 (144A)‡	791,866	804,851
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.2166%, 9/25/42 (144A)‡	171,742	172,100
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	591,636	592,315
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 4/25/43 (144A)‡	411,457	412,657
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,669,612	2,239,630
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.2955%, 12/15/36 (144A)‡	293,000	289,526
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 6.5955%, 12/15/36 (144A)‡	328,000	322,544
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 6.8945%, 12/15/36 (144A)‡	365,000	358,220
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	345,793
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	574,771
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.9727%, 1/23/35 (144A)‡	380,629	367,866
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	1,213,000	1,129,800
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	830,000	757,542
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	248,743	242,272
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	725,006	716,551
LCM LP 24A AR, ICE LIBOR USD 3 Month + 0.9800%, 6.2304%, 3/20/30 (144A)‡	336,480	332,157
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	718,086	693,721
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	522,000	519,439
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 5.9615%, 3/15/38 (144A)‡	1,851,916	1,803,807
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.3615%, 3/15/38 (144A)‡	1,034,085	995,575
Life Financial Services Trust 2022-BMR2 A1,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CME Term SOFR 1 Month + 1.2952%, 6.4422%, 5/15/39 (144A)‡	$1,237,000	$1,208,250
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 6.2404%, 4/20/32 (144A)‡	1,050,000	1,035,142
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	342,000	341,492
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 8.3440%, 11/15/38 (144A)‡	1,491,840	1,409,711
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	713,619	654,597
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	922,077	845,830
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	835,149	670,393
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	1,830,421	1,537,044
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	890,000	890,735
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.0624%, 4/15/38 (144A)‡	1,691,503	1,661,013
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.6124%, 4/15/38 (144A)‡	954,704	930,060
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	537,883
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	419,734
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	549,495
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	821,684
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	194,854	183,498
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	180,372	166,959
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	553,225	495,157
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	737,221	665,325
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	234,216	230,539
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 10/25/51 (144A)‡	1,008,344	916,981
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	1,037,813	944,208
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	1,082,137	907,918
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	2,095,222	1,757,905
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	983,496	788,767
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,121,575	1,779,763
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	899,953	734,159
Pagaya AI Debt Selection Trust 2021-1 A, 1.1800%, 11/15/27 (144A)	96,433	96,265
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	344,946	335,496
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	474,555	456,135
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	997,176	918,556
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	1,856,159	1,721,148
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	1,098,083	948,048
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	1,329,288	1,278,122
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	883,384	708,704
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.9504%, 1/20/35 (144A)‡	393,948	382,702
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
7.1620%, 6/1/53 (144A)‡	445,313	444,112
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	163,111	156,851
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	609,387	600,219
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	1,405,785	1,369,492
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	2,418,000	2,311,937
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	97,014	82,991

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.1470%, 1/15/39 (144A)‡	$696,000	$675,415
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 5.8877%, 1/20/32 (144A)‡	1,208,000	1,187,277
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	4,525	4,467
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	20,183	19,939
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.9241%, 11/15/38 (144A)‡	151,000	146,567
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	561,000	539,938
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	288,000	272,591
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	138,010	137,379
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	565,000	562,134
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	465,000	462,641
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	631,000	624,033
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	48,346	48,073
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	610,000	591,782
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	859,112	783,019
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	642,142	515,462
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	175,452	172,745
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	141,169	138,204
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	693,687	679,245
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	884,756	874,645
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	982,000	879,999
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	634,000	534,855
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0930%, 7/15/39 (144A)‡	605,000	531,485
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	115,110	110,057
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 6.8066%, 1/18/37 (144A)‡	701,122	678,679
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 6.3430%, 2/15/40 (144A)‡	305,431	287,259
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	302,183	284,120
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	466,074	461,506
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	686,573	627,342
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	855,000	851,445
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $127,819,660)		120,337,062
Corporate Bonds– 23.4%
Banking – 6.6%
American Express Co, SOFR + 1.8350%, 5.0430%, 5/1/34‡	1,331,000	1,301,880
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	481,000	494,395
Bank of America Corp, CME Term SOFR 3 Month + 3.9666%, 6.2500%‡,µ	1,613,000	1,592,837
Bank of New York Mellon Corp/The, SOFR + 1.0260%, 4.9470%, 4/26/27‡	826,000	815,810
Bank of New York Mellon Corp/The, SOFR + 1.6060%, 4.9670%, 4/26/34‡	508,000	496,102
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	3,379,000	2,653,822
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	800,000	714,968
BNP Paribas SA,
US Treasury Yield Curve Rate 1 Year + 1.4500%, 5.1250%, 1/13/29 (144A)‡	1,275,000	1,247,599
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	1,472,000	1,462,084
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	877,000	841,068
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	152,000	147,820
Cooperatieve Rabobank UA,
US Treasury Yield Curve Rate 1 Year + 1.4000%, 5.5640%, 2/28/29 (144A)‡	1,973,000	1,946,655
Deutsche Bank AG / New York, SOFR + 3.0430%, 3.5470%, 9/18/31‡	272,000	225,899
Deutsche Bank AG / New York, SOFR + 3.6500%, 7.0790%, 2/10/34‡	699,000	646,599
JPMorgan Chase & Co, CME Term SOFR 3 Month + 2.5150%, 2.9560%, 5/13/31‡	1,723,000	1,477,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	$642,000	$651,305
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	548,000	535,327
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	852,000	839,768
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	1,856,000	1,742,242
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	389,000	385,759
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	808,000	723,336
Morgan Stanley, CME Term SOFR 3 Month + 1.4016%, 3.7720%, 1/24/29‡	137,000	127,900
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	872,000	859,999
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	1,297,000	1,281,158
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	1,031,000	856,996
Morgan Stanley, SOFR + 1.8700%, 5.2500%, 4/21/34‡	412,000	406,829
Morgan Stanley,
US Treasury Yield Curve Rate 5 Year + 2.4300%, 5.9480%, 1/19/38‡	332,000	327,698
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	2,047,000	2,037,367
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	568,000	581,275
PNC Financial Services Group Inc/The, SOFR + 1.9330%, 5.0680%, 1/24/34‡	879,000	842,926
Royal Bank of Canada, 5.0000%, 5/2/33	2,090,000	2,039,464
State Street Corp, SOFR + 1.5670%, 4.8210%, 1/26/34‡	391,000	379,649
Sumitomo Mitsui Financial Group Inc, 5.7100%, 1/13/30	1,562,000	1,580,708
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	790,000	790,328
Truist Financial Corp, SOFR + 2.3610%, 5.8670%, 6/8/34‡	918,000	918,378
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	1,532,000	1,531,542
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	1,503,000	1,361,683
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	1,504,000	1,154,149
		38,020,711
Brokerage – 0.6%
Nasdaq Inc, 5.3500%, 6/28/28	287,000	287,414
Nasdaq Inc, 5.5500%, 2/15/34	1,922,000	1,929,559
Nasdaq Inc, 5.9500%, 8/15/53	908,000	929,692
Nasdaq Inc, 6.1000%, 6/28/63	386,000	394,705
		3,541,370
Capital Goods – 0.4%
Lockheed Martin Corp, 4.4500%, 5/15/28	547,000	539,187
Lockheed Martin Corp, 4.7500%, 2/15/34	814,000	812,035
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	953,000	946,050
		2,297,272
Communications – 0.5%
AT&T Inc, 5.4000%, 2/15/34	1,450,000	1,458,815
Comcast Corp, 4.5500%, 1/15/29	888,000	872,012
Comcast Corp, 4.8000%, 5/15/33	683,000	675,784
		3,006,611
Consumer Cyclical – 1.1%
CBRE Services Inc, 5.9500%, 8/15/34	2,482,000	2,450,788
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	95,215
LKQ Corp, 5.7500%, 6/15/28 (144A)	1,320,000	1,315,706
LKQ Corp, 6.2500%, 6/15/33 (144A)	1,242,000	1,251,363
Lowe's Cos Inc, 5.1500%, 7/1/33	1,371,000	1,370,504
		6,483,576
Consumer Non-Cyclical – 4.1%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	868,000	869,441
Amgen Inc, 5.1500%, 3/2/28	1,064,000	1,063,042
Amgen Inc, 5.2500%, 3/2/30	848,000	849,692
Amgen Inc, 5.2500%, 3/2/33	562,000	562,717
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	341,000	325,442
GE HealthCare Technologies Inc, 5.6500%, 11/15/27	1,086,000	1,099,306
GE HealthCare Technologies Inc, 5.8570%, 3/15/30	1,297,000	1,331,152

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
GE HealthCare Technologies Inc, 5.9050%, 11/22/32	$785,000	$821,249
Hasbro Inc, 3.9000%, 11/19/29	3,636,000	3,285,636
Hasbro Inc, 5.1000%, 5/15/44	326,000	286,790
HCA Inc, 5.2000%, 6/1/28	695,000	689,348
HCA Inc, 3.6250%, 3/15/32 (144A)	1,591,000	1,381,001
HCA Inc, 5.9000%, 6/1/53	682,000	675,622
Illumina Inc, 5.7500%, 12/13/27	1,679,000	1,686,398
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	1,754,000	1,682,612
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	649,000	526,625
Pfizer Investment Enterprises Pte Ltd, 4.4500%, 5/19/28	1,453,000	1,428,141
Pfizer Investment Enterprises Pte Ltd, 4.6500%, 5/19/30	872,000	861,591
Pfizer Investment Enterprises Pte Ltd, 4.7500%, 5/19/33	1,063,000	1,058,995
Pilgrim's Pride Corp, 6.2500%, 7/1/33	1,475,000	1,428,673
Universal Health Services Inc, 2.6500%, 1/15/32	2,059,000	1,623,022
		23,536,495
Electric – 1.6%
American Electric Power Co Inc, 5.6250%, 3/1/33	1,326,000	1,348,090
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	1,351,000	1,161,495
Duke Energy Corp, 4.3000%, 3/15/28	899,000	863,579
Exelon Corp, 5.1500%, 3/15/28	634,000	631,116
Exelon Corp, 5.3000%, 3/15/33	1,015,000	1,011,758
Georgia Power Co, 4.6500%, 5/16/28	691,000	677,031
Georgia Power Co, 4.9500%, 5/17/33	1,091,000	1,076,923
National Grid PLC, 5.6020%, 6/12/28	486,000	488,036
National Grid PLC, 5.8090%, 6/12/33	1,019,000	1,036,923
Southern California Edison Co, 5.8500%, 11/1/27	1,171,000	1,197,439
		9,492,390
Energy – 1.2%
Enbridge Inc, 5.7000%, 3/8/33	1,426,000	1,445,581
Energy Transfer LP, 5.5500%, 2/15/28	779,000	776,812
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	166,835
EQT Corp, 3.1250%, 5/15/26 (144A)	2,447,000	2,249,796
EQT Corp, 5.7000%, 4/1/28#	403,000	397,748
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	580,000	542,817
Kinder Morgan Inc, 5.2000%, 6/1/33	1,258,000	1,219,099
		6,798,688
Finance Companies – 0.6%
Ares Capital Corp, 3.2000%, 11/15/31	1,264,000	968,937
OWL Rock Core Income Corp, 4.7000%, 2/8/27	140,000	127,039
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	840,000	835,748
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	702,000	703,377
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	783,000	634,901
		3,270,002
Government Sponsored – 0.4%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	556,000	555,160
Electricite de France SA, 6.2500%, 5/23/33 (144A)	901,000	915,938
Electricite de France SA, 6.9000%, 5/23/53 (144A)	865,000	896,334
		2,367,432
Insurance – 1.5%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	1,299,000	1,057,853
Athene Global Funding, 2.6460%, 10/4/31 (144A)	1,087,000	822,848
Brown & Brown Inc, 4.2000%, 3/17/32	404,000	362,803
Centene Corp, 4.2500%, 12/15/27	3,107,000	2,904,905
Centene Corp, 2.4500%, 7/15/28	1,180,000	1,008,612
Centene Corp, 3.0000%, 10/15/30	1,023,000	852,463
Elevance Health Inc, 4.7500%, 2/15/33	1,144,000	1,111,116

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Insurance– (continued)
UnitedHealth Group Inc, 5.2500%, 2/15/28	$527,000	$537,290
		8,657,890
Real Estate Investment Trusts (REITs) – 0.9%
Agree LP, 2.9000%, 10/1/30	1,220,000	1,016,422
Alexandria Real Estate Equities Inc, 4.7500%, 4/15/35	852,000	790,514
American Tower Trust I, 5.4900%, 3/15/28 (144A)	2,070,000	2,065,464
Sun Communities Operating LP, 2.7000%, 7/15/31	1,501,000	1,186,034
		5,058,434
Technology – 3.7%
Broadcom Inc, 2.6000%, 2/15/33 (144A)	719,000	561,894
Broadcom Inc, 3.4690%, 4/15/34 (144A)	1,163,000	954,019
Broadcom Inc, 3.1370%, 11/15/35 (144A)	1,445,000	1,108,380
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,327,000	3,273,797
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	1,018,000	839,649
Fiserv Inc, 5.4500%, 3/2/28	1,106,000	1,111,400
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	2,036,000	2,027,951
Leidos Inc, 2.3000%, 2/15/31	249,000	196,199
Leidos Inc, 5.7500%, 3/15/33	850,000	844,427
Marvell Technology Inc, 1.6500%, 4/15/26	956,000	861,056
Marvell Technology Inc, 4.8750%, 6/22/28#	1,296,000	1,257,556
Microchip Technology Inc, 2.6700%, 9/1/23	1,585,000	1,578,466
Micron Technology Inc, 6.7500%, 11/1/29	615,000	639,287
Micron Technology Inc, 5.8750%, 9/15/33	697,000	690,680
Total System Services Inc, 4.8000%, 4/1/26	571,000	557,404
Trimble Inc, 4.7500%, 12/1/24	2,018,000	1,980,617
Trimble Inc, 4.9000%, 6/15/28	480,000	468,473
Trimble Inc, 6.1000%, 3/15/33	2,141,000	2,169,326
		21,120,581
Transportation – 0.2%
GXO Logistics Inc, 1.6500%, 7/15/26	1,035,000	899,971
Total Corporate Bonds (cost $140,380,479)		134,551,423
Mortgage-Backed Securities– 29.0%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	4,295,000	4,007,939
3.5000%, TBA, 15 Year Maturity	4,103,000	3,901,949
4.0000%, TBA, 15 Year Maturity	4,029,000	3,890,173
2.5000%, TBA, 30 Year Maturity	1,932,564	1,640,084
4.5000%, TBA, 30 Year Maturity	5,500,626	5,290,821
5.0000%, TBA, 30 Year Maturity	2,614,954	2,562,325
5.5000%, TBA, 30 Year Maturity	2,152,330	2,141,906
6.0000%, TBA, 30 Year Maturity	2,869,000	2,892,956
		26,328,153
Fannie Mae Pool:
3.0000%, 10/1/34	86,227	80,846
2.5000%, 11/1/34	136,360	125,077
3.0000%, 11/1/34	22,166	20,783
3.0000%, 12/1/34	22,985	21,550
2.5000%, 12/1/36	1,505,029	1,380,915
6.0000%, 2/1/37	60,933	63,953
4.5000%, 11/1/42	43,475	42,866
3.0000%, 1/1/43	18,768	16,967
3.0000%, 2/1/43	19,717	17,825
3.0000%, 5/1/43	140,480	126,988
5.0000%, 7/1/44	311,321	313,238
4.5000%, 10/1/44	100,802	99,550
4.5000%, 3/1/45	152,809	150,911
4.0000%, 5/1/45	42,232	40,475
4.5000%, 6/1/45	75,435	74,444

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 12/1/45	$106,450	$98,737
4.5000%, 2/1/46	148,456	146,375
3.5000%, 7/1/46	527,039	489,213
3.0000%, 2/1/47	5,191,381	4,692,762
3.5000%, 3/1/47	93,522	86,745
3.5000%, 7/1/47	82,717	76,723
3.5000%, 8/1/47	148,455	137,003
4.0000%, 10/1/47	224,825	214,035
4.0000%, 11/1/47	333,837	317,814
3.5000%, 1/1/48	113,638	105,199
4.0000%, 1/1/48	827,579	793,267
4.0000%, 1/1/48	334,604	318,545
3.0000%, 2/1/48	85,033	76,395
4.0000%, 3/1/48	254,051	243,515
5.0000%, 5/1/48	78,429	78,034
4.5000%, 6/1/48	232,685	227,085
3.5000%, 7/1/48	2,101,397	1,940,198
4.0000%, 7/1/48	275,492	262,091
4.0000%, 8/1/48	224,580	213,655
4.0000%, 9/1/48	535,985	510,260
4.0000%, 10/1/48	103,086	98,410
4.0000%, 11/1/48	321,512	305,872
4.0000%, 12/1/48	51,011	48,529
3.5000%, 5/1/49	566,113	521,232
3.5000%, 6/1/49	1,571,868	1,450,610
4.0000%, 6/1/49	40,821	38,711
4.5000%, 6/1/49	19,973	19,466
3.0000%, 8/1/49	155,254	137,040
4.5000%, 8/1/49	30,000	29,239
3.0000%, 9/1/49	83,404	74,064
3.0000%, 9/1/49	43,053	38,595
4.0000%, 9/1/49	219,559	208,210
4.0000%, 11/1/49	666,687	634,257
4.0000%, 11/1/49	59,283	56,568
3.5000%, 12/1/49	1,711,297	1,579,283
4.5000%, 1/1/50	541,046	528,025
4.5000%, 1/1/50	39,340	38,342
4.0000%, 3/1/50	977,753	933,406
4.0000%, 3/1/50	527,648	501,981
4.0000%, 3/1/50	200,994	191,217
4.0000%, 4/1/50	95,259	90,341
2.5000%, 8/1/50	148,651	128,073
4.0000%, 8/1/50	129,126	122,459
4.0000%, 9/1/50	1,120,499	1,062,579
4.0000%, 10/1/50	1,070,727	1,021,685
4.5000%, 10/1/50	658,951	643,092
3.5000%, 2/1/51	601,475	553,225
4.0000%, 3/1/51	2,754,127	2,611,765
4.0000%, 3/1/51	52,821	50,091
4.0000%, 3/1/51	26,246	24,970
4.0000%, 10/1/51	2,382,601	2,259,443
4.0000%, 10/1/51	391,739	371,490
3.0000%, 12/1/51	1,591,923	1,411,782
2.5000%, 1/1/52	928,288	794,061
3.5000%, 1/1/52	407,354	376,837
2.5000%, 2/1/52	4,496,492	3,841,786
3.5000%, 2/1/52	1,058,292	978,683
2.5000%, 3/1/52	1,931,417	1,648,839
2.5000%, 3/1/52	1,872,476	1,599,837

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
2.5000%, 3/1/52	$696,355	$595,053
2.5000%, 3/1/52	158,820	135,498
2.5000%, 3/1/52	152,384	130,089
2.5000%, 3/1/52	133,575	114,126
2.5000%, 3/1/52	54,764	46,797
3.0000%, 3/1/52	733,822	651,313
3.5000%, 3/1/52	2,535,495	2,340,801
3.5000%, 3/1/52	1,316,085	1,216,437
3.5000%, 3/1/52	978,929	901,382
3.0000%, 4/1/52	631,318	561,711
3.0000%, 4/1/52	531,563	471,688
3.0000%, 4/1/52	150,416	133,481
3.5000%, 4/1/52	543,491	498,209
3.5000%, 4/1/52	369,715	341,326
3.5000%, 4/1/52	305,161	279,497
3.5000%, 4/1/52	181,487	166,366
3.5000%, 4/1/52	107,536	98,506
3.5000%, 4/1/52	88,187	80,771
4.0000%, 4/1/52	399,883	379,861
4.5000%, 4/1/52	74,652	71,765
4.5000%, 4/1/52	63,136	60,694
4.5000%, 4/1/52	36,201	34,801
4.5000%, 4/1/52	32,867	31,595
4.5000%, 4/1/52	28,740	27,628
4.5000%, 4/1/52	18,506	17,787
3.5000%, 5/1/52	450,386	414,428
3.5000%, 5/1/52	283,229	259,588
4.5000%, 5/1/52	100,166	96,291
3.5000%, 6/1/52	1,599,477	1,475,169
3.5000%, 6/1/52	917,092	846,801
4.0000%, 6/1/52	308,879	290,167
4.0000%, 6/1/52	86,980	81,711
3.5000%, 7/1/52	2,026,842	1,864,397
3.5000%, 7/1/52	232,587	214,511
3.5000%, 7/1/52	81,920	75,615
4.0000%, 7/1/52	138,701	130,298
4.5000%, 7/1/52	415,680	400,029
3.5000%, 8/1/52	401,812	369,483
3.5000%, 8/1/52	147,374	135,874
4.5000%, 8/1/52	1,566,130	1,507,165
3.5000%, 9/1/52	828,897	762,721
5.0000%, 9/1/52	755,010	739,619
5.5000%, 9/1/52	1,951,023	1,945,137
5.0000%, 10/1/52	324,514	320,594
5.0000%, 10/1/52	142,678	140,954
5.5000%, 10/1/52	2,746,498	2,768,659
4.5000%, 11/1/52	567,400	551,210
5.0000%, 11/1/52	799,400	789,744
5.5000%, 11/1/52	728,157	734,033
4.5000%, 12/1/52	495,634	478,339
5.0000%, 1/1/53	688,369	676,629
5.0000%, 3/1/53	198,835	194,796
5.5000%, 3/1/53	112,079	112,255
5.0000%, 4/1/53	261,201	255,895
5.0000%, 4/1/53	62,170	60,907
5.0000%, 4/1/53	52,168	51,109
5.5000%, 4/1/53	53,410	53,493
5.5000%, 5/1/53	100,341	100,499
5.5000%, 5/1/53	51,808	51,890

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
5.0000%, 6/1/53	$75,486	$74,254
3.5000%, 8/1/56	1,570,372	1,437,708
3.0000%, 2/1/57	1,081,243	952,640
3.0000%, 6/1/57	5,103	4,496
		71,434,424
Freddie Mac Gold Pool:
3.5000%, 1/1/47	62,960	58,883
4.0000%, 8/1/48	145,693	138,762
4.0000%, 9/1/48	99,274	94,551
		292,196
Freddie Mac Pool:
3.0000%, 5/1/31	793,445	753,267
3.0000%, 9/1/32	158,548	149,578
3.0000%, 10/1/32	48,525	45,780
3.0000%, 1/1/33	96,883	91,402
2.5000%, 12/1/33	929,881	862,060
3.0000%, 10/1/34	216,579	203,052
3.0000%, 10/1/34	95,146	89,203
2.5000%, 11/1/34	139,625	128,075
2.5000%, 11/1/34	103,335	94,787
6.0000%, 4/1/40	92,626	97,467
3.5000%, 7/1/42	5,643	5,272
3.5000%, 8/1/42	6,302	5,888
3.5000%, 8/1/42	5,798	5,416
3.5000%, 2/1/43	176,350	164,630
3.0000%, 3/1/43	187,065	169,090
3.0000%, 6/1/43	9,008	8,007
3.5000%, 2/1/44	305,336	285,045
4.5000%, 5/1/44	68,433	67,535
3.0000%, 1/1/45	293,644	264,664
4.0000%, 2/1/46	257,244	248,140
3.5000%, 7/1/46	171,186	158,543
4.0000%, 3/1/47	64,017	61,328
3.0000%, 4/1/47	189,319	169,445
3.5000%, 2/1/48	94,431	87,375
4.0000%, 4/1/48	239,040	228,609
4.0000%, 4/1/48	43,009	40,917
4.5000%, 7/1/48	43,696	42,643
5.0000%, 9/1/48	11,391	11,333
4.0000%, 11/1/48	28,965	27,556
4.0000%, 12/1/48	336,880	320,489
4.5000%, 6/1/49	22,247	21,682
4.0000%, 7/1/49	278,686	264,280
4.5000%, 7/1/49	198,463	193,431
4.5000%, 7/1/49	28,176	27,462
3.0000%, 8/1/49	56,655	50,011
4.5000%, 8/1/49	170,532	166,208
3.0000%, 12/1/49	134,905	119,804
3.0000%, 12/1/49	69,373	61,608
4.5000%, 1/1/50	112,894	110,032
4.5000%, 1/1/50	31,509	30,710
4.0000%, 3/1/50	341,132	324,534
4.0000%, 6/1/50	552,142	527,736
2.5000%, 8/1/50	76,702	66,111
2.5000%, 8/1/50	27,348	23,562
2.5000%, 9/1/50	139,030	119,734
4.5000%, 9/1/50	1,012,600	988,205
4.0000%, 10/1/50	94,778	89,879
2.5000%, 11/1/51	760,215	652,219

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 1/1/52	$284,539	$243,535
2.5000%, 1/1/52	175,050	149,671
2.5000%, 2/1/52	421,968	360,536
3.0000%, 2/1/52	197,974	175,747
3.0000%, 2/1/52	146,801	130,678
2.5000%, 3/1/52	67,081	57,260
3.0000%, 3/1/52	264,039	234,979
4.5000%, 3/1/52	15,563	14,961
3.5000%, 4/1/52	438,933	406,079
3.5000%, 4/1/52	212,530	194,821
3.5000%, 4/1/52	203,788	186,807
3.5000%, 4/1/52	71,912	65,872
3.5000%, 4/1/52	65,405	59,904
3.0000%, 6/1/52	2,689,729	2,394,322
3.5000%, 6/1/52	1,669,409	1,543,937
3.5000%, 6/1/52	929,194	855,290
3.5000%, 7/1/52	3,232,427	2,973,329
4.0000%, 7/1/52	311,591	292,709
3.5000%, 8/1/52	606,370	557,765
4.0000%, 8/1/52	353,752	332,793
4.5000%, 8/1/52	3,423,325	3,294,411
4.5000%, 8/1/52	1,451,496	1,397,263
4.5000%, 8/1/52	756,190	727,714
4.0000%, 9/1/52	835,761	786,245
5.5000%, 9/1/52	484,472	486,224
4.5000%, 10/1/52	688,508	668,858
5.0000%, 10/1/52	981,480	969,622
5.0000%, 10/1/52	646,348	638,539
5.0000%, 10/1/52	19,617	19,380
5.5000%, 11/1/52	2,214,081	2,231,952
5.0000%, 3/1/53	323,227	316,661
5.0000%, 3/1/53	58,455	57,268
5.0000%, 5/1/53	941,143	925,781
5.0000%, 5/1/53	382,589	376,344
5.0000%, 5/1/53	216,105	212,577
5.5000%, 5/1/53	409,925	411,405
5.5000%, 5/1/53	231,468	231,831
5.0000%, 6/1/53	463,658	456,090
5.0000%, 6/1/53	150,929	147,837
5.0000%, 6/1/53	141,848	138,938
5.0000%, 6/1/53	137,862	135,061
5.0000%, 6/1/53	112,494	110,192
5.0000%, 6/1/53	85,233	83,502
5.0000%, 6/1/53	79,469	77,855
5.0000%, 6/1/53	60,963	59,712
5.5000%, 6/1/53	512,362	513,165
5.5000%, 6/1/53	153,412	152,771
5.5000%, 6/1/53	118,869	118,373
5.5000%, 6/1/53	107,461	107,012
5.5000%, 6/1/53	102,707	102,207
5.0000%, 7/1/53	175,831	172,259
5.5000%, 7/1/53	268,845	267,722
		36,349,570
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	8,124,909	7,029,956
3.5000%, TBA, 30 Year Maturity	5,935,736	5,478,025
4.0000%, TBA, 30 Year Maturity	2,347,727	2,218,884
4.5000%, TBA, 30 Year Maturity	664,009	640,685

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae– (continued)
5.0000%, TBA, 30 Year Maturity	$982,425	$964,885
		16,332,435
Ginnie Mae I Pool:
4.0000%, 1/15/45	972,704	939,686
4.5000%, 8/15/46	1,183,786	1,152,294
4.0000%, 8/15/47	39,326	37,569
4.0000%, 11/15/47	35,197	33,625
4.0000%, 12/15/47	114,360	109,251
		2,272,425
Ginnie Mae II Pool:
3.0000%, 11/20/46	2,122,227	1,929,311
4.0000%, 8/20/47	122,769	117,459
4.0000%, 8/20/47	27,050	25,880
4.0000%, 8/20/47	12,397	11,861
4.5000%, 2/20/48	153,042	149,736
4.0000%, 5/20/48	189,731	181,821
4.5000%, 5/20/48	178,134	174,199
4.5000%, 5/20/48	51,020	49,893
4.0000%, 6/20/48	281,310	269,494
5.0000%, 8/20/48	248,096	247,149
3.5000%, 5/20/49	2,845,382	2,658,141
2.5000%, 3/20/51	2,656,166	2,306,212
3.0000%, 4/20/51	1,437,728	1,291,218
3.0000%, 7/20/51	1,335,544	1,198,334
3.0000%, 8/20/51	3,640,539	3,265,509
		13,876,217
Total Mortgage-Backed Securities (cost $173,848,077)		166,885,420
United States Treasury Notes/Bonds– 23.8%
4.6250%, 2/28/25	457,000	453,448
4.2500%, 5/31/25	442,000	436,440
4.1250%, 6/15/26	13,202,000	13,068,949
1.2500%, 11/30/26	2,897,300	2,610,399
1.2500%, 12/31/26	3,166,000	2,849,400
3.5000%, 4/30/28	5,437,600	5,283,818
3.6250%, 5/31/28	12,028,300	11,765,181
4.0000%, 6/30/28	14,963,000	14,881,171
1.1250%, 8/31/28	8,600,600	7,410,290
3.7500%, 6/30/30	9,411,000	9,286,010
3.3750%, 5/15/33	8,371,000	8,072,783
3.8750%, 2/15/43	23,537,000	22,948,575
3.8750%, 5/15/43	18,477,000	18,029,510
3.6250%, 2/15/53	20,790,700	19,952,575
Total United States Treasury Notes/Bonds (cost $139,099,206)		137,048,549
Investment Companies– 9.4%
Money Markets – 9.4%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $54,162,279)	54,157,443	54,168,274
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	677,798	677,798
Time Deposits – 0.1%
Royal Bank of Canada, 5.0600%, 7/3/23	$169,450	169,450
Total Investments Purchased with Cash Collateral from Securities Lending (cost $847,248)		847,248
Total Investments (total cost $636,156,949) – 106.7%		613,837,976
Liabilities, net of Cash, Receivables and Other Assets – (6.7)%		(38,323,239)
Net Assets – 100%		$575,514,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$595,124,931	97.0%
Canada	6,138,867	1.0
France	4,329,999	0.7
Japan	2,420,476	0.4
Netherlands	1,946,655	0.3
United Kingdom	1,524,959	0.3
Australia	1,479,591	0.2
Germany	872,498	0.1

Total	$613,837,976	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 9.4%
Money Markets - 9.4%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$1,587,563	$962	$(947)	$54,168,274
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	20,595∆	-	-	677,798
Total Affiliated Investments - 9.5%	$1,608,158	$962	$(947)	$54,846,072

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 9.4%
Money Markets - 9.4%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	62,116,369	135,688,034	(143,636,144)	54,168,274
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	15,117,312	61,232,894	(75,672,408)	677,798

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	132	9/29/23	$14,819,063	$(281,457)
2 Year US Treasury Note	675	10/4/23	137,257,031	(1,727,643)
5 Year US Treasury Note	679	10/4/23	72,716,656	(999,811)
Total - Futures Long				(3,008,911)
Futures Short:
Ultra 10-Year Treasury Note	81	9/29/23	(9,593,438)	115,805
Ultra Long Term US Treasury Bond	5	9/29/23	(681,094)	(1,252)
Total - Futures Short				114,553
Total				$(2,894,358)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 115,805

Liability Derivatives:
*Futures contracts	$3,010,163

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2023

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (379,003)	$ (379,003)
Swap contracts	(184,176)	-	$ (184,176)

Total	$(184,176)	$ (379,003)	$ (563,179)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(2,695,500)	$(2,695,500)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2023

Futures contracts:
Average notional amount of contracts - long	$147,813,354
Average notional amount of contracts - short	(8,832,578)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$823,016	$—	$(823,016)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $139,955,911, which represents 24.3% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$120,337,062	$-
Corporate Bonds	-	134,551,423	-
Mortgage-Backed Securities	-	166,885,420	-
United States Treasury Notes/Bonds	-	137,048,549	-
Investment Companies	-	54,168,274	-
Investments Purchased with Cash Collateral from Securities Lending	-	847,248	-
Total Investments in Securities	$-	$613,837,976	$-
Other Financial Instruments(a):
Futures Contracts	115,805	-	-
Total Assets	$115,805	$613,837,976	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$3,010,163	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

22	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $581,316,872)(1)	$558,991,904
Affiliated investments, at value (cost $54,840,077)	54,846,072
Deposits with brokers for futures	2,050,000
Variation margin receivable on futures contracts	18,563
Trustees' deferred compensation	14,608
Receivables:
Investments sold	25,029,101
Interest	3,221,192
Portfolio shares sold	499,760
Dividends from affiliates	258,652
Other assets	16,357
Total Assets	644,946,209
Liabilities:
Due to custodian	960,666
Collateral for securities loaned (Note 3)	847,248
Variation margin payable on futures contracts	51,396
Payables:	—
TBA investments purchased	42,749,799
Investments purchased	24,164,314
Advisory fees	230,832
Portfolio shares repurchased	125,090
12b-1 Distribution and shareholder servicing fees	101,631
Professional fees	30,735
Transfer agent fees and expenses	26,085
Trustees' deferred compensation fees	14,608
Trustees' fees and expenses	3,499
Custodian fees	2,301
Affiliated portfolio administration fees payable	1,264
Accrued expenses and other payables	122,004
Total Liabilities	69,431,472
Net Assets	$575,514,737
Net Assets Consist of:
Capital (par value and paid-in surplus)	$677,250,884
Total distributable earnings (loss)	(101,736,147)
Total Net Assets	$575,514,737
Net Assets - Institutional Shares	$112,888,666
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,399,539
Net Asset Value Per Share	$9.90
Net Assets - Service Shares	$462,626,071
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	42,161,633
Net Asset Value Per Share	$10.97

(1) Includes $823,016 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Interest	$10,796,563
Dividends from affiliates	1,587,563
Affiliated securities lending income, net	20,595
Unaffiliated securities lending income, net	5,357
Other income	33,312
Total Investment Income	12,443,390
Expenses:
Advisory fees	1,433,647
12b-1 Distribution and shareholder servicing fees:
Service Shares	573,179
Transfer agent administrative fees and expenses:
Institutional Shares	28,093
Service Shares	114,672
Other transfer agent fees and expenses:
Institutional Shares	1,087
Service Shares	2,567
Pricing valuation Fee	197,012
Professional fees	32,395
Shareholder reports expense	20,189
Affiliated portfolio administration fees	11,254
Trustees’ fees and expenses	7,032
Custodian fees	5,507
Registration fees	1,313
Other expenses	38,299
Total Expenses	2,466,246
Less: Excess Expense Reimbursement and Waivers	(245,838)
Net Expenses	2,220,408
Net Investment Income/(Loss)	10,222,982
Net Realized Gain/(Loss) on Investments:
Investments	(13,557,931)
Investments in affiliates	962
Futures contracts	(379,003)
Swap contracts	(184,176)
Total Net Realized Gain/(Loss) on Investments	(14,120,148)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	15,355,686
Investments in affiliates	(947)
Futures contracts	(2,695,500)
Total Change in Unrealized Net Appreciation/Depreciation	12,659,239
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,762,073

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$10,222,982	$12,880,471
Net realized gain/(loss) on investments	(14,120,148)	(62,569,826)
Change in unrealized net appreciation/depreciation	12,659,239	(42,692,111)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,762,073	(92,381,466)
Dividends and Distributions to Shareholders:
Institutional Shares	(2,311,422)	(4,991,883)
Service Shares	(8,037,476)	(17,607,350)
Net Decrease from Dividends and Distributions to Shareholders	(10,348,898)	(22,599,233)
Capital Share Transactions:
Institutional Shares	5,634,948	(5,769,476)
Service Shares	18,961,246	(10,774,597)
Net Increase/(Decrease) from Capital Share Transactions	24,596,194	(16,544,073)
Net Increase/(Decrease) in Net Assets	23,009,369	(131,524,772)
Net Assets:
Beginning of period	552,505,368	684,030,140
End of period	$575,514,737	$552,505,368

See Notes to Financial Statements.

Janus Aspen Series	25

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.94	$12.05	$12.75	$11.88	$11.21	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.26	0.21	0.28	0.34	0.33
Net realized and unrealized gain/(loss)	(0.02)	(1.90)	(0.33)	0.96	0.72	(0.45)
Total from Investment Operations	0.17	(1.64)	(0.12)	1.24	1.06	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.27)	(0.25)	(0.37)	(0.39)	(0.36)
Distributions (from capital gains)	—	(0.20)	(0.33)	—	—	—
Total Dividends and Distributions	(0.21)	(0.47)	(0.58)	(0.37)	(0.39)	(0.36)
Net Asset Value, End of Period	$9.90	$9.94	$12.05	$12.75	$11.88	$11.21
Total Return*	1.67%	(13.66)%	(0.90)%	10.48%	9.57%	(1.00)%
Net Assets, End of Period (in thousands)	$112,889	$107,682	$136,115	$145,792	$162,620	$240,427
Average Net Assets for the Period (in thousands)	$113,253	$115,525	$137,695	$156,575	$208,624	$266,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.60%	0.59%	0.60%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.57%	0.58%	0.59%	0.60%	0.61%
Ratio of Net Investment Income/(Loss)	3.78%	2.37%	1.72%	2.28%	2.89%	2.88%
Portfolio Turnover Rate(2)	108%	182%	160%	139%	177%	238%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.99	$13.27	$13.99	$12.99	$12.23	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.25	0.20	0.28	0.34	0.33
Net realized and unrealized gain/(loss)	(0.03)	(2.09)	(0.37)	1.05	0.79	(0.50)
Total from Investment Operations	0.17	(1.84)	(0.17)	1.33	1.13	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.24)	(0.22)	(0.33)	(0.37)	(0.33)
Distributions (from capital gains)	—	(0.20)	(0.33)	—	—	—
Total Dividends and Distributions	(0.19)	(0.44)	(0.55)	(0.33)	(0.37)	(0.33)
Net Asset Value, End of Period	$10.97	$10.99	$13.27	$13.99	$12.99	$12.23
Total Return*	1.58%	(13.90)%	(1.18)%	10.33%	9.28%	(1.29)%
Net Assets, End of Period (in thousands)	$462,626	$444,824	$547,915	$493,364	$396,771	$384,824
Average Net Assets for the Period (in thousands)	$462,319	$477,698	$513,269	$431,012	$384,358	$389,260
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.84%	0.84%	0.85%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.82%	0.84%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	3.53%	2.12%	1.47%	2.03%	2.63%	2.64%
Portfolio Turnover Rate(2)	108%	182%	160%	139%	177%	238%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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Notes to Financial Statements (unaudited)

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are

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reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

During the period, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

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Notes to Financial Statements (unaudited)

There were no credit default swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining

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interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed

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delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $823,016. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $847,248, resulting in the net amount due to the counterparty of $24,232.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets for at least a one-year period commencing April 28, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its

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affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(45,100,328)	$(18,839,714)	$ (63,940,042)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 636,848,496	$ 522,750	$(23,533,270)	$ (23,010,520)

6. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,390,512	$14,036,641	1,620,210	$ 16,866,364
Reinvested dividends and distributions	232,070	2,311,422	488,927	4,991,883
Shares repurchased	(1,055,465)	(10,713,115)	(2,569,876)	(27,627,723)
Net Increase/(Decrease)	567,117	$ 5,634,948	(460,739)	$ (5,769,476)
Service Shares:
Shares sold	3,451,428	$38,813,122	5,669,493	$ 67,206,132
Reinvested dividends and distributions	728,692	8,037,476	1,559,781	17,607,350
Shares repurchased	(2,481,268)	(27,889,352)	(8,042,278)	(95,588,079)
Net Increase/(Decrease)	1,698,852	$18,961,246	(813,004)	$(10,774,597)

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7. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$150,722,355	$75,984,317	$ 426,383,755	$ 474,627,554
8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Flexible Bond Portfolio

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81114 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Brian Recht co-portfolio manager	Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	2.69%	2.15%	Deere & Co	3.08%	-1.04%
Advanced Micro Devices Inc	3.64%	1.42%	Charles Schwab Corp	1.47%	-1.02%
Amazon.com Inc	5.97%	0.32%	Apple Inc	7.76%	-0.98%
Marvell Technology Inc	0.63%	0.24%	Danaher Corp	2.09%	-0.92%
CoStar Group Inc	2.89%	-0.44%	American Tower Corp	2.54%	-0.90%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.70%	5.31%	7.40%
	Consumer Staples	1.33%	1.13%	5.74%
	Energy	0.67%	0.00%	1.38%
	Utilities	0.02%	0.00%	0.05%
	Information Technology	-0.07%	41.75%	43.14%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.42%	10.03%	11.94%
	Financials	-1.05%	9.68%	5.17%
	Consumer Discretionary	-1.00%	15.60%	14.56%
	Materials	-0.67%	3.85%	1.31%
	Real Estate	-0.58%	2.54%	1.45%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	10.9%
Apple Inc
Technology Hardware, Storage & Peripherals	8.3%
Amazon.com Inc
Multiline Retail	7.6%
Mastercard Inc
Diversified Financial Services	6.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.3%
37.1%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Investment Companies	1.4%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	26.79%	27.78%	12.65%	14.86%	11.90%	0.55%
Service Shares	26.66%	27.48%	12.36%	14.57%	11.59%	0.80%
Russell 1000 Growth Index	29.02%	27.11%	15.14%	15.74%	9.19%
S&P 500 Index	16.89%	19.59%	12.31%	12.86%	8.78%
Morningstar Quartile - Institutional Shares	-	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	244/1,226	345/1,102	165/1,014	8/497

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,267.90	$3.09	$1,000.00	$1,022.07	$2.76	0.55%
Service Shares	$1,000.00	$1,266.60	$4.44	$1,000.00	$1,020.88	$3.96	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– 98.6%
Aerospace & Defense – 2.1%
Howmet Aerospace Inc	400,432	$19,845,410
Automobiles – 0.3%
Rivian Automotive Inc - Class A*	196,387	3,271,807
Banks – 1.6%
JPMorgan Chase & Co	105,628	15,362,536
Biotechnology – 2.8%
AbbVie Inc	161,832	21,803,625
Argenx SE (ADR)*	12,737	4,963,991
		26,767,616
Capital Markets – 3.8%
Blackstone Group Inc	239,974	22,310,383
Charles Schwab Corp	245,691	13,925,766
		36,236,149
Chemicals – 2.9%
Linde PLC	44,315	16,887,560
Sherwin-Williams Co	40,884	10,855,520
		27,743,080
Diversified Financial Services – 6.0%
Mastercard Inc	146,418	57,586,199
Health Care Providers & Services – 2.5%
UnitedHealth Group Inc	50,550	24,296,352
Hotels, Restaurants & Leisure – 3.3%
Booking Holdings Inc*	8,381	22,631,466
Caesars Entertainment Inc*	185,991	9,479,961
		32,111,427
Household Products – 1.0%
Procter & Gamble Co	66,897	10,150,951
Insurance – 1.3%
Progressive Corp/The	97,760	12,940,491
Interactive Media & Services – 5.5%
Alphabet Inc - Class C*	181,448	21,949,765
Meta Platforms Inc - Class A*	108,501	31,137,617
		53,087,382
Life Sciences Tools & Services – 4.4%
Danaher Corp	99,812	23,954,880
Illumina Inc*	100,936	18,924,491
		42,879,371
Machinery – 2.6%
Deere & Co	62,878	25,477,537
Metals & Mining – 1.0%
Freeport-McMoRan Inc	241,994	9,679,760
Multiline Retail – 7.6%
Amazon.com Inc*	559,677	72,959,494
Professional Services – 2.8%
CoStar Group Inc*	298,489	26,565,521
Semiconductor & Semiconductor Equipment – 13.7%
Advanced Micro Devices Inc*	218,339	24,870,995
Analog Devices Inc	48,951	9,536,144
ASML Holding NV	37,119	26,901,995
Marvell Technology Inc	145,070	8,672,285
NVIDIA Corp	97,215	41,123,889
Texas Instruments Inc	114,904	20,685,018
		131,790,326
Software – 18.3%
Adobe Inc*	23,457	11,470,238
Atlassian Corp - Class A*	118,393	19,867,529
Microsoft Corp	308,350	105,005,509

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– (continued)
Software– (continued)
Workday Inc - Class A*	178,779	$40,384,388
		176,727,664
Specialized Real Estate Investment Trusts (REITs) – 2.2%
American Tower Corp	108,124	20,969,569
Specialty Retail – 1.8%
TJX Cos Inc	204,785	17,363,720
Technology Hardware, Storage & Peripherals – 8.3%
Apple Inc	411,445	79,807,987
Textiles, Apparel & Luxury Goods – 2.8%
LVMH Moet Hennessy Louis Vuitton SE	20,831	19,614,792
NIKE Inc - Class B	70,929	7,828,434
		27,443,226
Total Common Stocks (cost $550,532,695)		951,063,575
Investment Companies– 1.4%
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $13,356,407)	13,354,931	13,357,602
Total Investments (total cost $563,889,102) – 100.0%		964,421,177
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(451,430)
Net Assets – 100%		$963,969,747

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$912,940,399	94.7%
Netherlands	26,901,995	2.8
France	19,614,792	2.0
Belgium	4,963,991	0.5

Total	$964,421,177	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$469,824	$1,063	$(1,058)	$13,357,602
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	1,905∆	-	-	-
Total Affiliated Investments - 1.4%	$471,729	$1,063	$(1,058)	$13,357,602

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	20,498,718	103,692,896	(110,834,017)	13,357,602
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	-	38,608,935	(38,608,935)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$951,063,575	$-	$-
Investment Companies	-	13,357,602	-
Total Assets	$951,063,575	$13,357,602	$-

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $550,532,695)	$951,063,575
Affiliated investments, at value (cost $13,356,407)	13,357,602
Cash denominated in foreign currency (cost $17,848)	17,848
Trustees' deferred compensation	24,490
Receivables:
Portfolio shares sold	350,132
Dividends	299,417
Dividends from affiliates	67,897
Foreign tax reclaims	7,160
Other assets	12,231
Total Assets	965,200,352
Liabilities:
Payables:	—
Portfolio shares repurchased	535,699
Advisory fees	402,769
12b-1 Distribution and shareholder servicing fees	122,550
Transfer agent fees and expenses	42,458
Professional fees	25,597
Trustees' deferred compensation fees	24,490
Trustees' fees and expenses	5,410
Affiliated portfolio administration fees payable	2,065
Custodian fees	1,561
Investments purchased	91
Accrued expenses and other payables	67,915
Total Liabilities	1,230,605
Net Assets	$963,969,747
Net Assets Consist of:
Capital (par value and paid-in surplus)	$542,393,075
Total distributable earnings (loss)	421,576,672
Total Net Assets	$963,969,747
Net Assets - Institutional Shares	$392,173,348
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,127,195
Net Asset Value Per Share	$42.97
Net Assets - Service Shares	$571,796,399
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,822,565
Net Asset Value Per Share	$38.58

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$3,969,047
Dividends from affiliates	469,824
Affiliated securities lending income, net	1,905
Unaffiliated securities lending income, net	860
Other income	136
Foreign tax withheld	(44,645)
Total Investment Income	4,397,127
Expenses:
Advisory fees	2,020,960
12b-1 Distribution and shareholder servicing fees:
Service Shares	646,071
Transfer agent administrative fees and expenses:
Institutional Shares	87,422
Service Shares	129,279
Other transfer agent fees and expenses:
Institutional Shares	2,978
Service Shares	2,717
Professional fees	33,434
Affiliated portfolio administration fees	17,139
Trustees’ fees and expenses	11,126
Registration fees	7,342
Shareholder reports expense	5,643
Custodian fees	3,411
Other expenses	36,478
Total Expenses	3,004,000
Net Investment Income/(Loss)	1,393,127
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	48,061,938
Investments in affiliates	1,063
Total Net Realized Gain/(Loss) on Investments	48,063,001
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	157,666,890
Investments in affiliates	(1,058)
Total Change in Unrealized Net Appreciation/Depreciation	157,665,832
Net Increase/(Decrease) in Net Assets Resulting from Operations	$207,121,960

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$1,393,127	$945,511
Net realized gain/(loss) on investments	48,063,001	(26,169,667)
Change in unrealized net appreciation/depreciation	157,665,832	(384,909,155)
Net Increase/(Decrease) in Net Assets Resulting from Operations	207,121,960	(410,133,311)
Dividends and Distributions to Shareholders:
Institutional Shares	—	(57,912,332)
Service Shares	—	(88,064,766)
Net Decrease from Dividends and Distributions to Shareholders	—	(145,977,098)
Capital Share Transactions:
Institutional Shares	(9,549,361)	22,748,415
Service Shares	(25,740,337)	82,752,521
Net Increase/(Decrease) from Capital Share Transactions	(35,289,698)	105,500,936
Net Increase/(Decrease) in Net Assets	171,832,262	(450,609,473)
Net Assets:
Beginning of period	792,137,485	1,242,746,958
End of period	$963,969,747	$792,137,485

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.89	$61.75	$57.00	$44.38	$35.20	$39.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.10	(0.15)	(0.01)	0.09	0.07
Net realized and unrealized gain/(loss)	8.99	(20.82)	12.39	16.29	12.55	1.31
Total from Investment Operations	9.08	(20.72)	12.24	16.28	12.64	1.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	—	(0.14)	(0.06)	—
Distributions (from capital gains)	—	(7.07)	(7.49)	(3.52)	(3.40)	(5.94)
Total Dividends and Distributions	—	(7.14)	(7.49)	(3.66)	(3.46)	(5.94)
Net Asset Value, End of Period	$42.97	$33.89	$61.75	$57.00	$44.38	$35.20
Total Return*	26.79%	(33.55)%	22.90%	39.40%	37.16%	1.98%
Net Assets, End of Period (in thousands)	$392,173	$317,938	$523,822	$462,216	$362,001	$292,132
Average Net Assets for the Period (in thousands)	$351,832	$374,815	$497,818	$389,419	$337,416	$327,962
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.55%	0.77%	0.76%	0.77%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.55%	0.77%	0.76%	0.77%	0.71%
Ratio of Net Investment Income/(Loss)	0.48%	0.25%	(0.25)%	(0.02)%	0.23%	0.17%
Portfolio Turnover Rate	19%	39%	31%	41%	35%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.46	$56.64	$52.96	$41.53	$33.15	$37.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	—(2)	(0.28)	(0.12)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	8.08	(19.09)	11.45	15.15	11.80	1.28
Total from Investment Operations	8.12	(19.09)	11.17	15.03	11.79	1.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	—	(0.08)	(0.01)	—
Distributions (from capital gains)	—	(7.07)	(7.49)	(3.52)	(3.40)	(5.94)
Total Dividends and Distributions	—	(7.09)	(7.49)	(3.60)	(3.41)	(5.94)
Net Asset Value, End of Period	$38.58	$30.46	$56.64	$52.96	$41.53	$33.15
Total Return*	26.66%	(33.73)%	22.60%	39.03%	36.85%	1.72%
Net Assets, End of Period (in thousands)	$571,796	$474,200	$718,925	$634,393	$525,112	$427,321
Average Net Assets for the Period (in thousands)	$520,425	$536,667	$686,446	$548,645	$495,465	$487,559
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.80%	1.02%	1.01%	1.02%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	1.02%	1.01%	1.02%	0.96%
Ratio of Net Investment Income/(Loss)	0.22%	0.00%(3)	(0.50)%	(0.27)%	(0.02)%	(0.08)%
Portfolio Turnover Rate	19%	39%	31%	41%	35%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

Janus Aspen Series	15

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

16	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(25,343,416)	$ -	$ (25,343,416)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 567,083,937	$411,345,351	$(14,008,111)	$ 397,337,240

5. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	333,712	$ 12,666,045	560,663	$23,960,361
Reinvested dividends and distributions	-	-	1,704,072	57,912,332
Shares repurchased	(589,148)	(22,215,406)	(1,365,258)	(59,124,278)
Net Increase/(Decrease)	(255,436)	$ (9,549,361)	899,477	$22,748,415
Service Shares:
Shares sold	490,951	$ 16,794,811	2,072,198	$74,331,303
Reinvested dividends and distributions	-	-	2,884,206	88,064,766
Shares repurchased	(1,236,366)	(42,535,148)	(2,081,926)	(79,643,548)
Net Increase/(Decrease)	(745,415)	$(25,740,337)	2,874,478	$82,752,521

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$163,029,195	$ 192,409,337	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

24	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

28	JUNE 30, 2023

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Forty Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Forty Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Forty Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Janus Henderson VIT Forty Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81115 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Team-Based Approach Led by Matthew Peron, Director of Research

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	1.66%	0.42%	Meta Platforms Inc - Class A	0.52%	-0.45%
ASML Holding NV	2.17%	0.34%	Tesla Inc	0.40%	-0.45%
Microsoft Corp	5.00%	0.32%	Charles Schwab Corp	0.77%	-0.35%
Uber Technologies Inc	0.80%	0.29%	JD.Com Inc - Class A	0.45%	-0.33%
Ferguson PLC	2.00%	0.22%	T-Mobile US Inc	1.85%	-0.29%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Consumer	0.87%	16.02%	15.85%
	Technology	0.81%	19.37%	19.21%
	Financials	0.47%	17.80%	17.80%
	Energy	0.14%	7.83%	8.04%
	Healthcare	0.13%	13.59%	13.55%

	3 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communications	-0.56%	7.70%	8.19%
	Industrials	-0.07%	17.53%	17.23%
	Other**	-0.02%	0.16%	0.13%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.5%
Apple Inc
Technology Hardware, Storage & Peripherals	5.0%
Alphabet Inc - Class C
Interactive Media & Services	2.6%
Amazon.com Inc
Multiline Retail	2.4%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.4%
17.9%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Preferred Stocks	0.9%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Private Placements	0.1%
Investment Companies	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	16.65%	21.38%	9.32%	9.92%	8.52%	0.64%
Service Shares	16.49%	21.07%	9.05%	9.64%	8.25%	0.89%
MSCI World Index	15.09%	18.51%	9.07%	9.50%	7.38%
MSCI All Country World Index	13.93%	16.53%	8.10%	8.75%	N/A**
Morningstar Quartile - Institutional Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	97/360	99/299	118/244	49/87

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,166.50	$3.38	$1,000.00	$1,021.67	$3.16	0.63%
Service Shares	$1,000.00	$1,164.90	$4.72	$1,000.00	$1,020.43	$4.41	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.9%
Aerospace & Defense – 3.0%
Airbus SE	56,623	$8,177,347
BAE Systems PLC	887,768	10,449,900
General Dynamics Corp	18,994	4,086,559
		22,713,806
Air Freight & Logistics – 1.3%
United Parcel Service Inc	53,916	9,664,443
Airlines – 0.5%
Ryanair Holdings PLC (ADR)*	33,066	3,657,100
Automobiles – 0.3%
Tesla Inc*	8,965	2,346,768
Banks – 6.1%
Bank of America Corp	209,954	6,023,580
BNP Paribas SA	108,574	6,837,777
HDFC Bank Ltd	169,847	3,522,778
JPMorgan Chase & Co	94,202	13,700,739
Natwest Group PLC	1,752,981	5,360,022
Toronto-Dominion Bank/The	80,444	4,986,605
UniCredit SpA	253,653	5,885,294
		46,316,795
Beverages – 4.0%
Constellation Brands Inc - Class A	48,364	11,903,831
Monster Beverage Corp	91,672	5,265,640
Pernod Ricard SA	58,911	13,009,772
		30,179,243
Biotechnology – 2.2%
Amgen Inc	12,750	2,830,755
Argenx SE (ADR)*	6,710	2,615,088
Ascendis Pharma A/S (ADR)*	14,714	1,313,225
Madrigal Pharmaceuticals Inc*	5,250	1,212,750
Sarepta Therapeutics Inc*	28,400	3,252,368
Vertex Pharmaceuticals Inc*	15,521	5,461,995
		16,686,181
Capital Markets – 3.0%
Blackstone Group Inc	55,443	5,154,536
Charles Schwab Corp	100,515	5,697,190
LPL Financial Holdings Inc	20,800	4,522,544
Morgan Stanley	60,936	5,203,934
State Street Corp	31,268	2,288,192
		22,866,396
Chemicals – 2.9%
Linde PLC	39,166	14,925,379
Sherwin-Williams Co	26,345	6,995,124
		21,920,503
Consumer Finance – 1.0%
Capital One Financial Corp	44,146	4,828,248
OneMain Holdings Inc	59,115	2,582,734
		7,410,982
Diversified Financial Services – 4.1%
Apollo Global Management Inc	66,732	5,125,685
Global Payments Inc	30,737	3,028,209
Mastercard Inc	30,781	12,106,167
Visa Inc	46,759	11,104,327
		31,364,388
Electric Utilities – 0.4%
NextEra Energy Inc	40,836	3,030,031
Electronic Equipment, Instruments & Components – 1.0%
Hexagon AB - Class B	634,678	7,814,637

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Entertainment – 1.9%
Liberty Media Corp-Liberty Formula One*	104,059	$7,833,562
Netflix Inc*	9,039	3,981,589
Nexon Co Ltd	124,800	2,376,113
		14,191,264
Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	30,366	3,310,501
Boston Scientific Corp*	87,830	4,750,725
Dentsply Sirona Inc	47,409	1,897,308
Edwards Lifesciences Corp*	24,404	2,302,029
		12,260,563
Health Care Providers & Services – 1.3%
Centene Corp*	51,225	3,455,126
Humana Inc	9,708	4,340,738
UnitedHealth Group Inc	4,638	2,229,208
		10,025,072
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	3,255	8,789,574
Entain PLC	411,176	6,641,218
McDonald's Corp	37,489	11,187,093
		26,617,885
Independent Power and Renewable Electricity Producers – 1.6%
RWE AG	68,753	2,990,892
Vistra Energy Corp	359,685	9,441,731
		12,432,623
Insurance – 2.7%
AIA Group Ltd	456,200	4,605,258
Aon PLC - Class A	12,996	4,486,219
Beazley PLC	273,076	2,042,357
Intact Financial Corp	13,333	2,058,834
Progressive Corp/The	56,879	7,529,073
		20,721,741
Interactive Media & Services – 4.3%
Alphabet Inc - Class C*	164,776	19,932,953
Meta Platforms Inc - Class A*	45,354	13,015,691
		32,948,644
Life Sciences Tools & Services – 1.2%
Danaher Corp	14,618	3,508,320
Thermo Fisher Scientific Inc	10,067	5,252,457
		8,760,777
Machinery – 3.4%
Atlas Copco AB - Class A	634,580	9,146,569
Deere & Co	19,802	8,023,572
Parker-Hannifin Corp	21,830	8,514,573
		25,684,714
Metals & Mining – 2.3%
Freeport-McMoRan Inc	118,853	4,754,120
Rio Tinto PLC	57,784	3,658,046
Teck Resources Ltd	215,799	9,080,958
		17,493,124
Multiline Retail – 2.9%
Amazon.com Inc*	141,709	18,473,185
JD.Com Inc - Class A	197,309	3,333,935
		21,807,120
Oil, Gas & Consumable Fuels – 5.3%
Canadian Natural Resources Ltd#	137,980	7,758,380
Cheniere Energy Inc	18,831	2,869,091
ConocoPhillips	70,872	7,343,048
EOG Resources Inc	51,284	5,868,941

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
Marathon Petroleum Corp	72,005	$8,395,783
Suncor Energy Inc	170,838	5,011,902
TotalEnergies SE	57,381	3,290,059
		40,537,204
Personal Products – 1.6%
Unilever PLC	238,460	12,413,314
Pharmaceuticals – 6.4%
AstraZeneca PLC	79,751	11,418,896
Catalent Inc*	30,328	1,315,022
Eli Lilly & Co	7,552	3,541,737
Merck & Co Inc	78,263	9,030,768
Novartis AG	59,533	5,987,897
Novo Nordisk A/S	26,624	4,290,279
Organon & Co	58,696	1,221,464
Roche Holding AG	16,928	5,174,126
Sanofi	44,639	4,782,872
Zoetis Inc	12,622	2,173,635
		48,936,696
Road & Rail – 0.8%
Uber Technologies Inc*	132,085	5,702,109
Semiconductor & Semiconductor Equipment – 8.2%
Advanced Micro Devices Inc*	47,990	5,466,541
ASML Holding NV	22,546	16,309,694
Lam Research Corp	6,815	4,381,091
Marvell Technology Inc	71,076	4,248,923
NVIDIA Corp	43,045	18,208,896
Taiwan Semiconductor Manufacturing Co Ltd	511,000	9,452,630
Texas Instruments Inc	23,967	4,314,539
		62,382,314
Software – 8.5%
Atlassian Corp - Class A*	7,155	1,200,681
Autodesk Inc*	11,200	2,291,632
Constellation Software Inc/Canada	1,355	2,807,753
Microsoft Corp	123,959	42,212,998
ServiceNow Inc*	3,789	2,129,304
Synopsys Inc*	16,687	7,265,687
Workday Inc - Class A*	28,994	6,549,455
		64,457,510
Specialty Retail – 1.2%
O'Reilly Automotive Inc*	9,422	9,000,837
Technology Hardware, Storage & Peripherals – 5.0%
Apple Inc	194,016	37,633,284
Textiles, Apparel & Luxury Goods – 1.9%
LVMH Moet Hennessy Louis Vuitton SE	6,692	6,301,291
Moncler SpA	40,699	2,812,708
NIKE Inc - Class B	47,529	5,245,776
		14,359,775
Trading Companies & Distributors – 1.8%
Ferguson PLC	87,938	13,857,384
Wireless Telecommunication Services – 1.7%
T-Mobile US Inc*	93,866	13,037,987
Total Common Stocks (cost $494,750,471)		751,233,214
Preferred Stocks– 0.9%
Automobiles – 0.9%
Dr Ing hc F Porsche AG (144A)((cost $4,266,188)	53,105	6,590,974
Private Placements– 0.1%
Health Care Providers & Services – 0.1%
API Holdings Private Ltd*,¢,§((cost $2,347,416)	3,231,470	1,149,651

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Investment Companies– 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $46,291)	46,282	$46,291
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	1,169,000	1,169,000
Time Deposits – 0%
Royal Bank of Canada, 5.0600%, 7/3/23	$292,250	292,250
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,461,250)		1,461,250
Total Investments (total cost $502,871,616) – 100.1%		760,481,380
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(579,218)
Net Assets – 100%		$759,902,162

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$535,365,229	70.4%
France	42,399,118	5.6
United Kingdom	39,570,439	5.2
Canada	31,704,432	4.2
Netherlands	28,723,008	3.8
Sweden	16,961,206	2.2
Switzerland	11,162,023	1.5
Germany	9,581,866	1.3
Taiwan	9,452,630	1.2
Italy	8,698,002	1.1
Denmark	5,603,504	0.7
India	4,672,429	0.6
Hong Kong	4,605,258	0.6
Ireland	3,657,100	0.5
China	3,333,935	0.4
Belgium	2,615,088	0.4
Japan	2,376,113	0.3

Total	$760,481,380	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$9,557	$(49)	$-	$46,291
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	2,456∆	-	-	1,169,000
Total Affiliated Investments - 0.2%	$12,013	$(49)	$-	$1,215,291

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	558,126	15,093,339	(15,605,125)	46,291
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	-	16,139,830	(14,970,830)	1,169,000

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,405,707	$—	$(1,405,707)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $6,590,974, which represents 0.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2023 is $1,149,651, which represents 0.1% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$2,347,416	$1,149,651	0.1%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2023. The issuer incurs all registration costs.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$751,233,214	$-	$-
Preferred Stocks	6,590,974	-	-
Private Placements	-	-	1,149,651
Investment Companies	-	46,291	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,461,250	-
Total Assets	$757,824,188	$1,507,541	$1,149,651

12	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $501,656,325)(1)	$759,266,089
Affiliated investments, at value (cost $1,215,291)	1,215,291
Cash denominated in foreign currency (cost $64,753)	64,753
Trustees' deferred compensation	19,309
Receivables:
Investments sold	1,743,832
Dividends	590,831
Foreign tax reclaims	437,883
Portfolio shares sold	69,259
Dividends from affiliates	1,470
Other assets	17,846
Total Assets	763,426,563
Liabilities:
Due to custodian	503
Collateral for securities loaned (Note 2)	1,461,250
Payables:	—
Investments purchased	1,170,929
Advisory fees	343,590
Portfolio shares repurchased	339,082
12b-1 Distribution and shareholder servicing fees	47,229
Transfer agent fees and expenses	33,803
Professional fees	27,711
Trustees' deferred compensation fees	19,309
Custodian fees	5,957
Trustees' fees and expenses	4,550
Foreign tax liability	1,818
Affiliated portfolio administration fees payable	1,636
Accrued expenses and other payables	67,034
Total Liabilities	3,524,401
Net Assets	$759,902,162
Net Assets Consist of:
Capital (par value and paid-in surplus)	$484,900,783
Total distributable earnings (loss) (includes $1,818 of foreign capital gains tax)	275,001,379
Total Net Assets	$759,902,162
Net Assets - Institutional Shares	$540,565,476
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,580,540
Net Asset Value Per Share	$56.42
Net Assets - Service Shares	$219,336,686
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,022,737
Net Asset Value Per Share	$54.52

(1) Includes $1,405,707 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$6,979,286
Dividends from affiliates	9,557
Affiliated securities lending income, net	2,456
Unaffiliated securities lending income, net	476
Other income	375
Foreign tax withheld	(431,259)
Total Investment Income	6,560,891
Expenses:
Advisory fees	1,893,058
12b-1 Distribution and shareholder servicing fees:
Service Shares	260,280
Transfer agent administrative fees and expenses:
Institutional Shares	127,377
Service Shares	52,049
Other transfer agent fees and expenses:
Institutional Shares	4,491
Service Shares	1,166
Professional fees	37,291
Custodian fees	18,849
Shareholder reports expense	18,079
Affiliated portfolio administration fees	14,115
Trustees’ fees and expenses	9,316
Registration fees	6,351
Other expenses	61,931
Total Expenses	2,504,353
Net Investment Income/(Loss)	4,056,538
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	16,984,737
Investments in affiliates	(49)
Total Net Realized Gain/(Loss) on Investments	16,984,688
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	89,675,136
Total Change in Unrealized Net Appreciation/Depreciation	89,675,136
Net Increase/(Decrease) in Net Assets Resulting from Operations	$110,716,362

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$4,056,538	$6,731,428
Net realized gain/(loss) on investments	16,984,688	20,100,321
Change in unrealized net appreciation/depreciation	89,675,136	(202,069,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	110,716,362	(175,237,775)
Dividends and Distributions to Shareholders:
Institutional Shares	(17,640,366)	(63,786,707)
Service Shares	(7,198,323)	(26,449,252)
Net Decrease from Dividends and Distributions to Shareholders	(24,838,689)	(90,235,959)
Capital Share Transactions:
Institutional Shares	(2,761,475)	16,928,478
Service Shares	(4,915,806)	17,471,980
Net Increase/(Decrease) from Capital Share Transactions	(7,677,281)	34,400,458
Net Increase/(Decrease) in Net Assets	78,200,392	(231,073,276)
Net Assets:
Beginning of period	681,701,770	912,775,046
End of period	$759,902,162	$681,701,770

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$50.02	$71.28	$63.62	$56.59	$47.13	$51.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.53	0.39	0.39	0.60	0.62
Net realized and unrealized gain/(loss)	7.98	(14.52)	10.90	10.04	12.67	(4.09)
Total from Investment Operations	8.30	(13.99)	11.29	10.43	13.27	(3.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.60)	(0.36)	(0.41)	(0.54)	(0.60)
Distributions (from capital gains)	(1.59)	(6.67)	(3.27)	(2.99)	(3.27)	—
Total Dividends and Distributions	(1.90)	(7.27)	(3.63)	(3.40)	(3.81)	(0.60)
Net Asset Value, End of Period	$56.42	$50.02	$71.28	$63.62	$56.59	$47.13
Total Return*	16.65%	(19.41)%	18.09%	20.06%	29.04%	(6.87)%
Net Assets, End of Period (in thousands)	$540,565	$482,188	$653,853	$600,868	$539,915	$463,402
Average Net Assets for the Period (in thousands)	$513,187	$529,234	$636,425	$516,468	$511,859	$533,418
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.77%	0.84%	0.79%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.64%	0.77%	0.84%	0.79%	0.60%
Ratio of Net Investment Income/(Loss)	1.20%	0.98%	0.57%	0.72%	1.13%	1.19%
Portfolio Turnover Rate	12%	32%	20%	33%	36%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$48.41	$69.31	$62.00	$55.27	$46.15	$50.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.38	0.21	0.25	0.45	0.48
Net realized and unrealized gain/(loss)	7.70	(14.11)	10.62	9.77	12.39	(4.00)
Total from Investment Operations	7.95	(13.73)	10.83	10.02	12.84	(3.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.50)	(0.25)	(0.30)	(0.45)	(0.50)
Distributions (from capital gains)	(1.59)	(6.67)	(3.27)	(2.99)	(3.27)	—
Total Dividends and Distributions	(1.84)	(7.17)	(3.52)	(3.29)	(3.72)	(0.50)
Net Asset Value, End of Period	$54.52	$48.41	$69.31	$62.00	$55.27	$46.15
Total Return*	16.49%	(19.61)%	17.80%	19.76%	28.71%	(7.08)%
Net Assets, End of Period (in thousands)	$219,337	$199,513	$258,922	$235,787	$214,425	$180,168
Average Net Assets for the Period (in thousands)	$209,740	$215,111	$248,792	$206,127	$198,883	$206,497
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.89%	1.02%	1.09%	1.04%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.89%	1.02%	1.09%	1.04%	0.85%
Ratio of Net Investment Income/(Loss)	0.95%	0.73%	0.32%	0.47%	0.88%	0.94%
Portfolio Turnover Rate	12%	32%	20%	33%	36%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

18	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series	19

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could

20	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement

Janus Aspen Series	21

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,405,707. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $1,461,250, resulting in the net amount due to the counterparty of $55,543.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World IndexSM.

22	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Janus Aspen Series	23

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2023, the Portfolio engaged in cross trades amounting to $31,220 in sales, resulting in a net realized loss of $4,221. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

24	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 504,052,315	$275,964,908	$(19,535,843)	$ 256,429,065

5. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	75,747	$ 4,114,104	161,352	$ 9,671,194
Reinvested dividends and distributions	317,330	17,640,366	1,295,052	63,786,707
Shares repurchased	(451,589)	(24,515,945)	(989,945)	(56,529,423)
Net Increase/(Decrease)	(58,512)	$(2,761,475)	466,459	$16,928,478
Service Shares:
Shares sold	70,307	$ 3,729,112	263,433	$14,579,709
Reinvested dividends and distributions	133,997	7,198,323	554,610	26,449,252
Shares repurchased	(302,829)	(15,843,241)	(432,505)	(23,556,981)
Net Increase/(Decrease)	(98,525)	$(4,915,806)	385,538	$17,471,980

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$85,921,128	$ 114,288,803	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a

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Notes to Financial Statements (unaudited)

contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

34	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series	35

Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36	JUNE 30, 2023

Janus Henderson VIT Global Research Portfolio

Notes

NotesPage1

Janus Aspen Series	37

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81112 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Sustainable Equity Portfolio

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	3.00%	1.78%	Humana Inc	3.03%	-0.87%
Microsoft Corp	6.25%	0.62%	AIA Group Ltd	2.30%	-0.55%
Lam Research Corp	1.80%	0.56%	Innergex Renewable Energy Inc	1.30%	-0.55%
Knorr-Bremse AG	1.97%	0.45%	Boralex Inc - Class A	2.12%	-0.53%
IPG Photonics Corp	1.75%	0.44%	DS Smith PLC	1.90%	-0.52%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.70%	34.61%	20.90%
	Industrials	1.49%	17.37%	10.82%
	Health Care	1.14%	8.52%	13.50%
	Energy	1.06%	0.00%	5.08%
	Consumer Staples	0.91%	0.45%	7.70%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.91%	6.23%	10.58%
	Communication Services	-1.45%	3.53%	6.88%
	Utilities	-0.60%	5.54%	2.97%
	Other**	-0.31%	2.65%	0.00%
	Materials	-0.10%	1.90%	4.39%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	3.9%
Wabtec Corp
Machinery	3.5%
Xylem Inc/NY
Machinery	3.2%
Aon PLC - Class A
Insurance	3.1%
20.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.4%
Investment Companies	4.1%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023				Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	17.18%	20.04%	0.16%	4.91%	0.87%
Service Shares	17.16%	20.04%	0.16%	5.13%	1.12%
MSCI World Index	15.09%	18.51%	1.49%
Morningstar Quartile - Institutional Shares	-	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	126/360	93/359

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 26, 2022

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Performance

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 28, 2023. This contractual waiver may be terminated or modified only at the discretion of the Portfolio's Board of Trustees. Certain expenses waived or reimbursed during the first three years of operation may be recovered within three years of such waiver or reimbursement amount, if the expense ratio falls below certain limits. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,171.80	$4.90	$1,000.00	$1,020.28	$4.56	0.91%
Service Shares	$1,000.00	$1,171.60	$5.01	$1,000.00	$1,020.18	$4.66	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– 96.4%
Auto Components – 1.7%
Aptiv PLC*	902	$92,085
Building Products – 1.2%
Advanced Drainage Systems Inc	582	66,220
Containers & Packaging – 1.5%
DS Smith PLC	24,787	85,547
Diversified Financial Services – 3.8%
Mastercard Inc	338	132,935
Walker & Dunlop Inc	982	77,666
		210,601
Electric Utilities – 2.1%
SSE PLC	4,979	116,394
Electrical Equipment – 5.9%
Legrand SA	1,437	142,366
Nidec Corp	700	38,061
Schneider Electric SE	838	152,201
		332,628
Electronic Equipment, Instruments & Components – 10.9%
IPG Photonics Corp*	778	105,668
Keyence Corp	200	94,053
Keysight Technologies Inc*	487	81,548
Murata Manufacturing Co Ltd	1,700	97,042
Shimadzu Corp	3,100	95,140
TE Connectivity Ltd	995	139,459
		612,910
Entertainment – 1.2%
Nintendo Co Ltd	1,500	68,014
Food Products – 0.5%
McCormick & Co Inc/MD	286	24,948
Health Care Equipment & Supplies – 1.6%
Nanosonics Ltd*	4,997	15,775
Olympus Corp	4,500	70,675
		86,450
Health Care Providers & Services – 4.6%
Encompass Health Corp	1,695	114,768
Humana Inc	325	145,317
		260,085
Independent Power and Renewable Electricity Producers – 2.9%
Boralex Inc - Class A	3,841	104,594
Innergex Renewable Energy Inc	6,217	57,918
		162,512
Industrial Real Estate Investment Trusts (REITs) – 1.1%
Prologis Inc	516	63,277
Insurance – 12.4%
AIA Group Ltd	11,000	111,043
Aon PLC - Class A	502	173,290
Intact Financial Corp	949	146,541
Marsh & McLennan Cos Inc	705	132,596
Progressive Corp/The	1,004	132,900
		696,370
Leisure Products – 1.2%
Shimano Inc	400	66,426
Life Sciences Tools & Services – 2.6%
ICON PLC*	573	143,365
Machinery – 8.8%
Knorr-Bremse AG	1,569	119,801
Wabtec Corp	1,782	195,432
Xylem Inc/NY	1,599	180,079
		495,312

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– (continued)
Professional Services – 1.7%
Wolters Kluwer NV	769	$97,582
Semiconductor & Semiconductor Equipment – 12.4%
ASML Holding NV	151	109,233
Lam Research Corp	178	114,429
Microchip Technology Inc	1,325	118,707
NVIDIA Corp	519	219,547
Texas Instruments Inc	727	130,875
		692,791
Software – 11.6%
Atlassian Corp - Class A*	149	25,004
Autodesk Inc*	458	93,711
Cadence Design Systems Inc*	315	73,874
Linklogis Inc - Class B (144A)	23,500	8,368
Microsoft Corp	1,147	390,599
Workday Inc - Class A*	264	59,635
		651,191
Specialized Real Estate Investment Trusts (REITs) – 1.9%
Crown Castle International Corp	427	48,652
Equinix Inc	74	58,012
		106,664
Specialty Retail – 1.1%
Home Depot Inc	196	60,885
Textiles, Apparel & Luxury Goods – 1.8%
adidas AG	258	50,046
NIKE Inc - Class B	473	52,205
		102,251
Wireless Telecommunication Services – 1.9%
T-Mobile US Inc*	782	108,620
Total Common Stocks (cost $5,196,085)		5,403,128
Investment Companies– 4.1%
Money Markets – 4.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $228,710)	228,670	228,715
Total Investments (total cost $5,424,795) – 100.5%		5,631,843
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(25,940)
Net Assets – 100%		$5,605,903

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,641,658	64.7%
Japan	529,411	9.4
Canada	309,053	5.5
France	294,567	5.2
Netherlands	206,815	3.7
United Kingdom	201,941	3.6
Germany	169,847	3.0
Ireland	143,365	2.5
Hong Kong	111,043	2.0
Australia	15,775	0.3
China	8,368	0.1

Total	$5,631,843	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 4.1%
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$4,058	$8	$(8)	$228,715

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 4.1%
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	133,729	598,625	(503,639)	228,715

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $8,368, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$5,403,128	$-	$-
Investment Companies	-	228,715	-
Total Assets	$5,403,128	$228,715	$-

Janus Aspen Series	9

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $5,196,085)	$5,403,128
Affiliated investments, at value (cost $228,710)	228,715
Cash denominated in foreign currency (cost $6,906)	6,906
Trustees' deferred compensation	142
Receivables:
Due from adviser	17,265
Dividends	2,784
Dividends from affiliates	1,134
Foreign tax reclaims	282
Portfolio shares sold	53
Other assets	17
Total Assets	5,660,426
Liabilities:
Payables:	—
Professional fees	28,235
Advisory fees	3,492
Custodian fees	1,515
12b-1 Distribution and shareholder servicing fees	613
Transfer agent fees and expenses	378
Trustees' deferred compensation fees	142
Trustees' fees and expenses	29
Portfolio shares repurchased	24
Affiliated portfolio administration fees payable	12
Accrued expenses and other payables	20,083
Total Liabilities	54,523
Net Assets	$5,605,903
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,582,570
Total distributable earnings (loss)	23,333
Total Net Assets	$5,605,903
Net Assets - Institutional Shares	$2,657,420
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	266,844
Net Asset Value Per Share	$9.96
Net Assets - Service Shares	$2,948,483
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	295,871
Net Asset Value Per Share	$9.97

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$36,082
Dividends from affiliates	4,058
Other income	56
Foreign tax withheld	(2,449)
Total Investment Income	37,747
Expenses:
Advisory fees	18,290
12b-1 Distribution and shareholder servicing fees:
Service Shares	321
Transfer agent administrative fees and expenses:
Institutional Shares	583
Service Shares	636
Other transfer agent fees and expenses:
Institutional Shares	204
Service Shares	221
Registration fees	23,351
Professional fees	22,583
Pricing valuation fees	21,062
Non-affiliated portfolio administration fees	20,667
Shareholder reports expense	7,370
Custodian fees	3,493
Affiliated portfolio administration fees	97
Trustees’ fees and expenses	62
Other expenses	835
Total Expenses	119,775
Less: Excess Expense Reimbursement and Waivers	(97,332)
Net Expenses	22,443
Net Investment Income/(Loss)	15,304
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(37,547)
Investments in affiliates	8
Total Net Realized Gain/(Loss) on Investments	(37,539)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	792,271
Investments in affiliates	(8)
Total Change in Unrealized Net Appreciation/Depreciation	792,263
Net Increase/(Decrease) in Net Assets Resulting from Operations	$770,028

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Sustainable Equity Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Period ended December 31, 2022(1)

Operations:
Net investment income/(loss)	$15,304	$19,365
Net realized gain/(loss) on investments	(37,539)	(156,602)
Change in unrealized net appreciation/depreciation	792,263	(585,208)
Net Increase/(Decrease) in Net Assets Resulting from Operations	770,028	(722,445)
Dividends and Distributions to Shareholders:
Institutional Shares	—	(13,979)
Service Shares	—	(12,468)
Net Decrease from Dividends and Distributions to Shareholders	—	(26,447)
Capital Share Transactions:
Institutional Shares	147,774	2,513,980
Service Shares	283,617	2,639,396
Net Increase/(Decrease) from Capital Share Transactions	431,391	5,153,376
Net Increase/(Decrease) in Net Assets	1,201,419	4,404,484
Net Assets:
Beginning of period	4,404,484	—
End of period	$5,605,903	$4,404,484

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the period ended December 31, 2022	2023	2022(1)
Net Asset Value, Beginning of Period	$8.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.04
Net realized and unrealized gain/(loss)	1.43	(1.48)
Total from Investment Operations	1.46	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.06)
Total Dividends and Distributions	—	(0.06)
Net Asset Value, End of Period	$9.96	$8.50
Total Return*	17.18%	(14.46)%
Net Assets, End of Period (in thousands)	$2,657	$2,140
Average Net Assets for the Period (in thousands)	$2,347	$2,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.90%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%
Ratio of Net Investment Income/(Loss)	0.64%	0.47%
Portfolio Turnover Rate	7%	15%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the period ended December 31, 2022	2023	2022(1)
Net Asset Value, Beginning of Period	$8.51	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.04
Net realized and unrealized gain/(loss)	1.43	(1.48)
Total from Investment Operations	1.46	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)
Total Dividends and Distributions	—	(0.05)
Net Asset Value, End of Period	$9.97	$8.51
Total Return*	17.16%	(14.44)%
Net Assets, End of Period (in thousands)	$2,948	$2,265
Average Net Assets for the Period (in thousands)	$2,559	$2,303
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.94%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	0.62%	0.44%
Portfolio Turnover Rate	7%	15%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Sustainable Equity Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

16	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could

Janus Aspen Series	17

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed 0.80% of the Portfolio’s average daily net assets for at least a one-year period commencing on April 28, 2023. The previous expense limit (for the one-year period commencing April 29, 2022) was 0.85%. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended June 30, 2023, the Adviser reimbursed the Portfolio $97,332 of fees and expense that are eligible for recoupment. As of June 30, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $265,914. The recoupment of such reimbursements expires at the latest January 26, 2025.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and

18	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Aspen Series	19

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

As of June 30, 2023, shares of the Portfolio were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	94%	45%
Service Shares	85	45

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the period ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (161,227)	$ -	$ (161,227)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,425,176	$ 537,265	$ (330,598)	$ 206,667

20	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2023		Period ended December 31, 2022(1)
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	15,283	$148,063	250,000	$2,500,001
Reinvested dividends and distributions	-	-	1,590	13,979
Shares repurchased	(29)	(289)	-	-
Net Increase/(Decrease)	15,254	$147,774	251,590	$2,513,980
Service Shares:
Shares sold	32,672	$311,313	269,110	$2,665,640
Reinvested dividends and distributions	-	-	1,418	12,468
Shares repurchased	(2,908)	(27,696)	(4,421)	(38,712)
Net Increase/(Decrease)	29,764	$283,617	266,107	$2,639,396
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 644,738	$ 335,551	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series	21

Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

22	JUNE 30, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

Janus Aspen Series	25

Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Aspen Series	27

Janus Henderson VIT Global Sustainable Equity Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Notes

NotesPage1

Janus Aspen Series	29

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-93095 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

Jonathan Cofsky co-portfolio manager	Denny Fish co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	2.10%	1.61%	Apple Inc	5.89%	-1.77%
Advanced Micro Devices Inc	3.03%	0.70%	CoStar Group Inc	3.06%	-0.88%
Visa Inc	0.63%	0.54%	NVIDIA Corp	4.22%	-0.78%
Lam Research Corp	3.15%	0.45%	Mastercard Inc	4.46%	-0.57%
Amazon.com Inc	1.52%	0.29%	T-Mobile US Inc	1.30%	-0.57%

	4 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.92%	79.93%	96.16%
	Communication Services	0.85%	6.04%	0.00%
	Financials	0.57%	3.14%	3.20%
	Consumer Discretionary	0.52%	2.91%	0.10%

	3 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Other**	-1.29%	3.30%	0.00%
	Industrials	-0.97%	4.32%	0.54%
	Real Estate	-0.06%	0.36%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.9%
Apple Inc
Technology Hardware, Storage & Peripherals	6.6%
ASML Holding NV
Semiconductor & Semiconductor Equipment	6.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	5.1%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.8%
34.4%

Asset Allocation - (% of Net Assets)
Common Stocks	95.5%
Investment Companies	3.8%
Private Placements	0.7%
Warrants	0.0%
Other	0.0%
100.0%

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	38.10%	37.84%	14.87%	18.39%	5.88%	0.72%
Service Shares	37.94%	37.42%	14.60%	18.08%	5.61%	0.97%
S&P 500 Index	16.89%	19.59%	12.31%	12.86%	6.89%
MSCI All Country World Information Technology Index	36.90%	34.28%	17.71%	18.66%	5.51%**
Morningstar Quartile - Institutional Shares	-	1st	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	38/277	66/209	61/179	48/110

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	3

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,381.00	$4.37	$1,000.00	$1,021.12	$3.71	0.74%
Service Shares	$1,000.00	$1,379.40	$5.78	$1,000.00	$1,019.93	$4.91	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– 95.5%
Aerospace & Defense – 0.4%
Axon Enterprise Inc*	17,354	$3,386,112
Automobiles – 0.2%
Tesla Inc*	6,179	1,617,477
Diversified Financial Services – 3.7%
Adyen NV (144A)*	2,497	4,320,458
Mastercard Inc	55,511	21,832,476
Visa Inc	15,672	3,721,787
		29,874,721
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp	89,411	7,595,464
E Ink Holdings Inc	131,000	946,593
		8,542,057
Information Technology Services – 0.8%
MongoDB Inc*	3,108	1,277,357
Snowflake Inc - Class A*	29,379	5,170,116
		6,447,473
Interactive Media & Services – 5.1%
Alphabet Inc - Class C*	191,748	23,195,756
Meta Platforms Inc - Class A*	64,982	18,648,534
		41,844,290
Multiline Retail – 4.2%
Amazon.com Inc*	184,921	24,106,302
MercadoLibre Inc*	8,461	10,022,901
		34,129,203
Professional Services – 3.7%
Ceridian HCM Holding Inc*	71,003	4,755,071
CoStar Group Inc*	232,518	20,694,102
Paylocity Holding Corp*	25,225	4,654,769
		30,103,942
Semiconductor & Semiconductor Equipment – 34.4%
Advanced Micro Devices Inc*	151,606	17,269,439
Analog Devices Inc	115,941	22,586,466
Applied Materials Inc	89,758	12,973,621
ASML Holding NV	67,410	48,764,149
KLA Corp	48,598	23,571,002
Lam Research Corp	40,336	25,930,401
Lattice Semiconductor Corp*	32,992	3,169,541
Marvell Technology Inc	196,795	11,764,405
NVIDIA Corp	98,344	41,601,479
NXP Semiconductors NV	29,541	6,046,452
ON Semiconductor Corp*	56,474	5,341,311
Taiwan Semiconductor Manufacturing Co Ltd	2,124,000	39,290,385
Texas Instruments Inc	124,995	22,501,600
		280,810,251
Software – 34.1%
Adobe Inc*	45,926	22,457,355
Atlassian Corp - Class A*	108,526	18,211,748
Cadence Design Systems Inc*	56,844	13,331,055
CCC Intelligent Solutions Holdings Inc*	840,075	9,417,241
Constellation Software Inc/Canada	9,699	20,097,710
Dynatrace Inc*	116,451	5,993,733
HubSpot Inc*	2,338	1,244,026
Intuit Inc	8,709	3,990,377
Lumine Group Inc*	192,812	2,644,869
Microsoft Corp	284,456	96,868,646
Nice Ltd (ADR)*	33,421	6,901,436
Pagerduty Inc*	142,045	3,193,172
Palo Alto Networks Inc*	20,454	5,226,201
Procore Technologies Inc*	69,544	4,525,228

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– (continued)
Software– (continued)
ServiceNow Inc*	17,262	$9,700,726
Synopsys Inc*	15,473	6,737,099
Tyler Technologies Inc*	34,029	14,172,058
Workday Inc - Class A*	147,507	33,320,356
		278,033,036
Specialized Real Estate Investment Trusts (REITs) – 0.3%
Equinix Inc	3,443	2,699,105
Technology Hardware, Storage & Peripherals – 6.6%
Apple Inc	275,878	53,512,056
Wireless Telecommunication Services – 1.0%
T-Mobile US Inc*	61,595	8,555,545
Total Common Stocks (cost $453,908,824)		779,555,268
Private Placements– 0.7%
Professional Services – 0.1%
Apartment List Inc*,¢,§	485,075	1,188,434
Software – 0.6%
Magic Leap Inc - Class A private equity common shares*,¢,§	3,260	0
Via Transportation Inc - Preferred shares*,¢,§	72,070	3,279,740
Via Transportation Inc - private equity common shares*,¢,§	10,455	475,783
Via Transportation Inc - Series A*,¢,§	6,761	307,678
Via Transportation Inc - Series B*,¢,§	1,235	56,202
Via Transportation Inc - Series C*,¢,§	1,110	50,514
Via Transportation Inc - Series D*,¢,§	3,971	180,711
Via Transportation Inc - Series E*,¢,§	1,844	83,916
Via Transportation Inc - Series G-1*,¢,§	2,704	123,053
		4,557,597
Total Private Placements (cost $7,856,946)		5,746,031
Warrants– 0%
Road & Rail – 0%
Grab Holdings Ltd, expires 12/1/26*((cost $141,055)	44,659	19,766
Investment Companies– 3.8%
Money Markets – 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $30,700,878)	30,695,902	30,702,042
Total Investments (total cost $492,607,703) – 100.0%		816,023,107
Cash, Receivables and Other Assets, net of Liabilities – 0%		59,723
Net Assets – 100%		$816,082,830

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$683,014,840	83.7%
Netherlands	53,084,607	6.5
Taiwan	40,236,978	4.9
Canada	22,742,579	2.8
Argentina	10,022,901	1.2
Israel	6,901,436	0.9
Singapore	19,766	0.0

Total	$816,023,107	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 3.8%
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$550,629	$434	$(332)	$30,702,042
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	751∆	-	-	-
Total Affiliated Investments - 3.8%	$551,380	$434	$(332)	$30,702,042

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 3.8%
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	14,944,109	92,186,651	(76,428,820)	30,702,042
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	-	15,245,275	(15,245,275)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $4,320,458, which represents 0.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2023 is $5,746,031, which represents 0.7% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$1,771,979	$1,188,434	0.1%
Magic Leap Inc - Class A private equity common shares	10/5/17	1,585,170	0	0.0
Via Transportation Inc - Preferred shares	11/4/21	3,279,740	3,279,740	0.4
Via Transportation Inc - private equity common shares	12/2/21	451,970	475,783	0.1
Via Transportation Inc - Series A	12/2/21	292,278	307,678	0.1
Via Transportation Inc - Series B	12/2/21	53,389	56,202	0.0
Via Transportation Inc - Series C	12/2/21	47,985	50,514	0.0
Via Transportation Inc - Series D	12/2/21	171,666	180,711	0.0
Via Transportation Inc - Series E	12/2/21	79,716	83,916	0.0
Via Transportation Inc - Series G-1	2/2/23	123,053	123,053	0.0
Total		$7,856,946	$5,746,031	0.7%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2023. The issuer incurs all registration costs.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$779,555,268	$-	$-
Private Placements	-	-	5,746,031
Warrants	19,766	-	-
Investment Companies	-	30,702,042	-
Total Assets	$779,575,034	$30,702,042	$5,746,031

10	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $461,906,825)	$785,321,065
Affiliated investments, at value (cost $30,700,878)	30,702,042
Cash	9,988
Trustees' deferred compensation	20,720
Receivables:
Portfolio shares sold	1,215,045
Dividends	268,296
Dividends from affiliates	129,629
Foreign tax reclaims	694
Other assets	2,838
Total Assets	817,670,317
Liabilities:
Payables:	—
Portfolio shares repurchased	842,824
Advisory fees	442,912
12b-1 Distribution and shareholder servicing fees	162,644
Transfer agent fees and expenses	35,454
Professional fees	28,432
Trustees' deferred compensation fees	20,720
Trustees' fees and expenses	4,138
Custodian fees	3,694
Affiliated portfolio administration fees payable	1,730
Investments purchased	852
Accrued expenses and other payables	44,087
Total Liabilities	1,587,487
Net Assets	$816,082,830
Net Assets Consist of:
Capital (par value and paid-in surplus)	$540,562,163
Total distributable earnings (loss)	275,520,667
Total Net Assets	$816,082,830
Net Assets - Institutional Shares	$48,028,659
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,363,731
Net Asset Value Per Share	$14.28
Net Assets - Service Shares	$768,054,171
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	53,475,876
Net Asset Value Per Share	$14.36

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$2,108,449
Dividends from affiliates	550,629
Non-cash dividends	303,796
Affiliated securities lending income, net	751
Unaffiliated securities lending income, net	286
Other income	10
Foreign tax withheld	(162,850)
Total Investment Income	2,801,071
Expenses:
Advisory fees	2,177,649
12b-1 Distribution and shareholder servicing fees:
Service Shares	798,956
Transfer agent administrative fees and expenses:
Institutional Shares	10,269
Service Shares	159,860
Other transfer agent fees and expenses:
Institutional Shares	357
Service Shares	3,347
Professional fees	39,286
Affiliated portfolio administration fees	13,465
Custodian fees	9,047
Trustees’ fees and expenses	8,654
Shareholder reports expense	3,359
Registration fees	278
Other expenses	49,811
Total Expenses	3,274,338
Net Investment Income/(Loss)	(473,267)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	13,660,780
Investments in affiliates	434
Total Net Realized Gain/(Loss) on Investments	13,661,214
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	205,502,301
Investments in affiliates	(332)
Total Change in Unrealized Net Appreciation/Depreciation	205,501,969
Net Increase/(Decrease) in Net Assets Resulting from Operations	$218,689,916

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$(473,267)	$(2,411,079)
Net realized gain/(loss) on investments	13,661,214	(59,565,988)
Change in unrealized net appreciation/depreciation	205,501,969	(280,123,602)
Net Increase/(Decrease) in Net Assets Resulting from Operations	218,689,916	(342,100,669)
Dividends and Distributions to Shareholders:
Institutional Shares	—	(7,665,574)
Service Shares	—	(112,948,823)
Net Decrease from Dividends and Distributions to Shareholders	—	(120,614,397)
Capital Share Transactions:
Institutional Shares	237,337	4,973,863
Service Shares	27,015,777	90,429,122
Net Increase/(Decrease) from Capital Share Transactions	27,253,114	95,402,985
Net Increase/(Decrease) in Net Assets	245,943,030	(367,312,081)
Net Assets:
Beginning of period	570,139,800	937,451,881
End of period	$816,082,830	$570,139,800

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.34	$20.75	$20.34	$14.88	$11.06	$11.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.02)	(0.05)	(0.01)	0.02	0.01
Net realized and unrealized gain/(loss)	3.93	(7.60)	3.47	7.04	4.81	0.20
Total from Investment Operations	3.94	(7.62)	3.42	7.03	4.83	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	—	—
Distributions (from capital gains)	—	(2.79)	(2.96)	(1.57)	(1.01)	(0.55)
Total Dividends and Distributions	—	(2.79)	(3.01)	(1.57)	(1.01)	(0.55)
Net Asset Value, End of Period	$14.28	$10.34	$20.75	$20.34	$14.88	$11.06
Total Return*	38.10%	(36.95)%	18.01%	51.20%	45.17%	1.19%
Net Assets, End of Period (in thousands)	$48,029	$34,566	$59,208	$51,009	$34,515	$24,240
Average Net Assets for the Period (in thousands)	$41,270	$41,432	$56,037	$39,592	$30,035	$27,658
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.72%	0.72%	0.75%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.72%	0.72%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	0.09%	(0.14)%	(0.25)%	(0.07)%	0.11%	0.09%
Portfolio Turnover Rate	20%	43%	47%	44%	30%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.41	$20.91	$20.51	$15.03	$11.19	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.05)	(0.10)	(0.05)	(0.02)	(0.02)
Net realized and unrealized gain/(loss)	3.96	(7.66)	3.49	7.10	4.87	0.20
Total from Investment Operations	3.95	(7.71)	3.39	7.05	4.85	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	—	—	—
Distributions (from capital gains)	—	(2.79)	(2.96)	(1.57)	(1.01)	(0.55)
Total Dividends and Distributions	—	(2.79)	(2.99)	(1.57)	(1.01)	(0.55)
Net Asset Value, End of Period	$14.36	$10.41	$20.91	$20.51	$15.03	$11.19
Total Return*	37.94%	(37.12)%	17.69%	50.80%	44.82%	0.91%
Net Assets, End of Period (in thousands)	$768,054	$535,573	$878,244	$732,854	$508,622	$370,831
Average Net Assets for the Period (in thousands)	$642,322	$618,321	$822,224	$577,972	$449,847	$416,626
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.97%	0.97%	0.99%	0.99%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.97%	0.97%	0.99%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	(0.15)%	(0.38)%	(0.49)%	(0.32)%	(0.13)%	(0.16)%
Portfolio Turnover Rate	20%	43%	47%	44%	30%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial

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Notes to Financial Statements (unaudited)

condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Portfolio’s average daily net assets for at least a one-year period commencing April 28, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

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Notes to Financial Statements (unaudited)

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2023, the Portfolio engaged in cross trades amounting to $1,015,765 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(58,160,952)	$ -	$ (58,160,952)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$493,162,939	$326,518,797	$ (3,658,629)	$ 322,860,168

5. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	370,231	$ 4,597,237	740,195	$ 9,660,917
Reinvested dividends and distributions	-	-	729,360	7,665,574
Shares repurchased	(350,488)	(4,359,900)	(978,994)	(12,352,628)
Net Increase/(Decrease)	19,743	$ 237,337	490,561	$ 4,973,863
Service Shares:
Shares sold	5,752,054	$73,245,716	8,436,579	$113,407,136
Reinvested dividends and distributions	-	-	10,655,549	112,948,823
Shares repurchased	(3,722,202)	(46,229,939)	(9,644,885)	(135,926,837)
Net Increase/(Decrease)	2,029,852	$27,015,777	9,447,243	$ 90,429,122

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$146,480,064	$135,325,551	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series	33

Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage1

Janus Aspen Series	35

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage2

36	JUNE 30, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage3

Janus Aspen Series	37

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81119 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Vontier Corp	1.57%	0.74%	SVB Financial Group	0.45%	-1.04%
Toll Brothers Inc	1.29%	0.52%	Zions Bancorp NA	0.48%	-0.46%
Lincoln Electric Holdings Inc	1.47%	0.42%	Fidelity National Information Services Inc	1.71%	-0.44%
Cardinal Health Inc	2.15%	0.42%	Globus Medical Inc	1.79%	-0.36%
Take-Two Interactive Software Inc	1.16%	0.34%	Entergy Corp	2.19%	-0.34%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	0.62%	9.18%	8.73%
	Communication Services	0.50%	4.57%	3.23%
	Materials	0.49%	9.75%	7.74%
	Consumer Staples	0.31%	4.15%	4.24%
	Utilities	0.12%	4.58%	8.75%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Financials	-1.50%	14.50%	17.50%
	Consumer Discretionary	-0.71%	8.07%	10.16%
	Industrials	-0.51%	18.10%	16.71%
	Real Estate	-0.16%	7.92%	10.49%
	Other**	-0.11%	2.24%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Cardinal Health Inc
Health Care Providers & Services	2.7%
Hartford Financial Services Group Inc
Insurance	2.6%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.4%
Alliant Energy Corp
Electric Utilities	2.4%
MSC Industrial Direct Co Inc
Trading Companies & Distributors	2.2%
12.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Repurchase Agreements	1.2%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡
Institutional Shares	3.95%	11.91%	5.72%	7.64%	9.51%#	0.67%
Service Shares	3.83%	11.61%	5.47%	7.38%	9.07%*	0.91%
Russell Midcap Value Index	5.23%	10.50%	6.84%	9.03%	10.38%**
Morningstar Quartile - Service Shares	-	3rd	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	224/402	304/381	266/329	140/223

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Janus Aspen Series	3

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,039.50	$3.44	$1,000.00	$1,021.42	$3.41	0.68%
Service Shares	$1,000.00	$1,038.30	$4.70	$1,000.00	$1,020.18	$4.66	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.8%
Aerospace & Defense – 3.3%
BWX Technologies Inc	23,035	$1,648,615
L3Harris Technologies Inc	11,998	2,348,848
		3,997,463
Auto Components – 1.4%
Aptiv PLC*	9,067	925,650
Autoliv Inc	9,117	775,310
		1,700,960
Banks – 3.3%
PNC Financial Services Group Inc/The	8,073	1,016,794
Regions Financial Corp	24,491	436,430
Synovus Financial Corp	46,584	1,409,166
Wintrust Financial Corp	14,793	1,074,268
		3,936,658
Building Products – 3.3%
Carlisle Cos Inc	6,971	1,788,271
Fortune Brands Home & Security Inc	30,689	2,208,074
		3,996,345
Capital Markets – 3.4%
Jefferies Financial Group Inc	61,157	2,028,578
State Street Corp	27,611	2,020,573
		4,049,151
Chemicals – 4.5%
Axalta Coating Systems Ltd*	57,248	1,878,307
Corteva Inc	31,745	1,818,988
FMC Corp	8,083	843,380
Westlake Chemical Corp	7,446	889,574
		5,430,249
Commercial Services & Supplies – 1.7%
Waste Connections Inc	14,378	2,055,048
Construction Materials – 1.6%
Martin Marietta Materials Inc	4,169	1,924,786
Containers & Packaging – 1.2%
Graphic Packaging Holding Co	61,314	1,473,375
Diversified Financial Services – 1.6%
Fidelity National Information Services Inc	35,883	1,962,800
Electric Utilities – 4.5%
Alliant Energy Corp	55,190	2,896,371
Entergy Corp	26,122	2,543,499
		5,439,870
Electrical Equipment – 2.2%
AMETEK Inc	16,005	2,590,889
Electronic Equipment, Instruments & Components – 3.4%
Insight Enterprises Inc*	5,857	857,113
Vontier Corp	61,838	1,991,802
Zebra Technologies Corp*	4,318	1,277,394
		4,126,309
Energy Equipment & Services – 1.9%
Baker Hughes Co	71,931	2,273,739
Entertainment – 2.0%
Activision Blizzard Inc*	27,903	2,352,223
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	9,694	2,364,173
Food Products – 2.6%
Kellogg Co	35,216	2,373,558
Lamb Weston Holdings Inc	6,078	698,666
		3,072,224
Health Care Equipment & Supplies – 2.9%
Envista Holdings Corp*	33,474	1,132,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Globus Medical Inc*	39,999	$2,381,540
		3,514,300
Health Care Providers & Services – 7.8%
Amedisys Inc*	14,845	1,357,427
Cardinal Health Inc	34,237	3,237,793
Henry Schein Inc*	9,480	768,828
Humana Inc	2,422	1,082,949
Laboratory Corp of America Holdings	12,073	2,913,577
		9,360,574
Hotel & Resort Real Estate Investment Trusts (REITs) – 0.8%
Apple Hospitality Inc	61,749	933,027
Household Durables – 1.8%
Toll Brothers Inc	27,091	2,142,085
Industrial Real Estate Investment Trusts (REITs) – 1.1%
STAG Industrial Inc	37,665	1,351,420
Insurance – 5.5%
Globe Life Inc	16,786	1,840,081
Hartford Financial Services Group Inc	42,739	3,078,063
RenaissanceRe Holdings Ltd	5,565	1,037,984
Willis Towers Watson PLC	3,000	706,500
		6,662,628
Life Sciences Tools & Services – 1.4%
Avantor Inc*	33,575	689,631
Charles River Laboratories International Inc*	3,227	678,477
PerkinElmer Inc	3,124	371,100
		1,739,208
Machinery – 4.5%
Hillenbrand Inc	39,524	2,026,791
Lincoln Electric Holdings Inc	9,819	1,950,348
Oshkosh Corp	16,151	1,398,515
		5,375,654
Media – 1.8%
Fox Corp - Class B	66,693	2,126,840
Metals & Mining – 2.1%
Freeport-McMoRan Inc	62,247	2,489,880
Oil, Gas & Consumable Fuels – 5.0%
Chesapeake Energy Corp	31,250	2,615,000
Marathon Oil Corp	80,906	1,862,456
Pioneer Natural Resources Co	7,599	1,574,361
		6,051,817
Real Estate Management & Development – 0.7%
CBRE Group Inc*	10,759	868,359
Residential Real Estate Investment Trusts (REITs) – 2.1%
Equity LifeStyle Properties Inc	37,757	2,525,566
Road & Rail – 1.7%
Canadian Pacific Kansas City Ltd	15,253	1,231,985
Landstar System Inc	4,427	852,375
		2,084,360
Semiconductor & Semiconductor Equipment – 3.1%
Lam Research Corp	1,577	1,013,790
Microchip Technology Inc	16,080	1,440,607
Teradyne Inc	10,929	1,216,726
		3,671,123
Software – 2.4%
Black Knight Inc*	25,065	1,497,132
Nice Ltd (ADR)*	6,821	1,408,537
		2,905,669

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 2.8%
Lamar Advertising Co	24,356	$2,417,333
PotlatchDeltic Corp	16,827	889,307
		3,306,640
Specialty Retail – 4.4%
AutoZone Inc*	486	1,211,773
Bath & Body Works Inc	39,303	1,473,862
Burlington Stores Inc*	7,656	1,204,978
O'Reilly Automotive Inc*	1,518	1,450,145
		5,340,758
Trading Companies & Distributors – 3.0%
GATX Corp	7,591	977,265
MSC Industrial Direct Co Inc	27,733	2,642,400
		3,619,665
Total Common Stocks (cost $92,497,983)		118,815,835
Repurchase Agreements– 1.2%
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $1,500,631 collateralized by $1,657,892 in U.S. Treasuries 0% - 4.6250%, 4/18/24 - 11/15/52 with a value of $1,530,644((cost $1,500,000)	$1,500,000	1,500,000
Total Investments (total cost $93,997,983) – 100.0%		120,315,835
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(20,279)
Net Assets – 100%		$120,295,556

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$116,900,003	97.2%
Israel	1,408,537	1.2
Canada	1,231,985	1.0
Sweden	775,310	0.6

Total	$120,315,835	100.0%

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$1,500,000	$—	$(1,500,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$118,815,835	$-	$-
Repurchase Agreements	-	1,500,000	-
Total Assets	$118,815,835	$1,500,000	$-

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Investments, at value (cost $92,497,983)	$118,815,835
Repurchase agreements, at value (cost $1,500,000)	1,500,000
Cash	25,652
Trustees' deferred compensation	3,057
Receivables:
Dividends	136,061
Portfolio shares sold	2,061
Interest	631
Other assets	322
Total Assets	120,483,619
Liabilities:
Payables:	—
Portfolio shares repurchased	59,153
Advisory fees	50,730
Professional fees	26,493
12b-1 Distribution and shareholder servicing fees	14,706
Transfer agent fees and expenses	5,436
Trustees' deferred compensation fees	3,057
Custodian fees	805
Trustees' fees and expenses	719
Affiliated portfolio administration fees payable	257
Accrued expenses and other payables	26,707
Total Liabilities	188,063
Net Assets	$120,295,556
Net Assets Consist of:
Capital (par value and paid-in surplus)	$92,201,104
Total distributable earnings (loss)	28,094,452
Total Net Assets	$120,295,556
Net Assets - Institutional Shares	$51,410,863
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,124,551
Net Asset Value Per Share	$16.45
Net Assets - Service Shares	$68,884,693
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,386,460
Net Asset Value Per Share	$15.70

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$1,018,554
Interest	59,737
Other income	9
Foreign tax withheld	(2,345)
Total Investment Income	1,075,955
Expenses:
Advisory fees	281,923
12b-1 Distribution and shareholder servicing fees:
Service Shares	83,680
Transfer agent administrative fees and expenses:
Institutional Shares	12,175
Service Shares	16,740
Other transfer agent fees and expenses:
Institutional Shares	600
Service Shares	586
Non-affiliated portfolio administration fees	23,543
Professional fees	23,368
Registration fees	15,337
Shareholder reports expense	6,074
Affiliated portfolio administration fees	2,254
Custodian fees	1,836
Trustees’ fees and expenses	1,478
Other expenses	6,496
Total Expenses	476,090
Less: Excess Expense Reimbursement and Waivers	(233)
Net Expenses	475,857
Net Investment Income/(Loss)	600,098
Net Realized Gain/(Loss) on Investments:
Investments	1,725,603
Total Net Realized Gain/(Loss) on Investments	1,725,603
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	2,496,642
Total Change in Unrealized Net Appreciation/Depreciation	2,496,642
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,822,343

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$600,098	$1,172,308
Net realized gain/(loss) on investments	1,725,603	3,262,487
Change in unrealized net appreciation/depreciation	2,496,642	(11,525,356)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,822,343	(7,090,561)
Dividends and Distributions to Shareholders:
Institutional Shares	(1,660,000)	(4,575,481)
Service Shares	(2,245,742)	(6,360,632)
Net Decrease from Dividends and Distributions to Shareholders	(3,905,742)	(10,936,113)
Capital Share Transactions:
Institutional Shares	(364,233)	(118,995)
Service Shares	2,168,167	(1,250,483)
Net Increase/(Decrease) from Capital Share Transactions	1,803,934	(1,369,478)
Net Increase/(Decrease) in Net Assets	2,720,535	(19,396,152)
Net Assets:
Beginning of period	117,575,021	136,971,173
End of period	$120,295,556	$117,575,021

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.36	$19.12	$16.04	$16.73	$14.08	$18.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.18	0.16	0.18	0.21	0.17
Net realized and unrealized gain/(loss)	0.54	(1.34)	3.00	(0.41)	3.90	(2.40)
Total from Investment Operations	0.64	(1.16)	3.16	(0.23)	4.11	(2.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.23)	(0.08)	(0.18)	(0.19)	(0.18)
Distributions (from capital gains)	(0.46)	(1.37)	—	(0.28)	(1.27)	(1.53)
Total Dividends and Distributions	(0.55)	(1.60)	(0.08)	(0.46)	(1.46)	(1.71)
Net Asset Value, End of Period	$16.45	$16.36	$19.12	$16.04	$16.73	$14.08
Total Return*	3.95%	(5.56)%	19.73%	(0.92)%	30.35%	(13.63)%
Net Assets, End of Period (in thousands)	$51,411	$51,231	$58,536	$48,538	$45,771	$36,265
Average Net Assets for the Period (in thousands)	$49,105	$50,719	$54,542	$40,480	$41,788	$42,219
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.67%	0.67%	0.81%	0.81%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.67%	0.81%	0.81%	0.81%
Ratio of Net Investment Income/(Loss)	1.17%	1.12%	0.90%	1.24%	1.32%	1.03%
Portfolio Turnover Rate	30%	48%	63%	44%	43%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.64	$18.36	$15.42	$16.12	$13.62	$17.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.14	0.12	0.13	0.16	0.13
Net realized and unrealized gain/(loss)	0.52	(1.30)	2.87	(0.40)	3.77	(2.32)
Total from Investment Operations	0.59	(1.16)	2.99	(0.27)	3.93	(2.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.19)	(0.05)	(0.15)	(0.16)	(0.15)
Distributions (from capital gains)	(0.46)	(1.37)	—	(0.28)	(1.27)	(1.53)
Total Dividends and Distributions	(0.53)	(1.56)	(0.05)	(0.43)	(1.43)	(1.68)
Net Asset Value, End of Period	$15.70	$15.64	$18.36	$15.42	$16.12	$13.62
Total Return*	3.83%	(5.77)%	19.42%	(1.21)%	30.05%	(13.82)%
Net Assets, End of Period (in thousands)	$68,885	$66,344	$78,435	$67,967	$72,167	$62,334
Average Net Assets for the Period (in thousands)	$67,492	$70,295	$74,166	$62,469	$68,198	$72,480
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.91%	0.92%	1.06%	1.05%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.91%	0.92%	1.06%	1.05%	1.06%
Ratio of Net Investment Income/(Loss)	0.94%	0.86%	0.68%	0.97%	1.06%	0.78%
Portfolio Turnover Rate	30%	48%	63%	44%	43%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

16	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Janus Aspen Series	17

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

18	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets for at least a one-year period commencing April 28, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the

Janus Aspen Series	19

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

20	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$94,237,995	$28,453,837	$ (2,375,997)	$ 26,077,840

5. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	355,547	$5,811,562	805,107	$13,798,789
Reinvested dividends and distributions	103,106	1,660,000	294,998	4,575,481
Shares repurchased	(465,130)	(7,835,795)	(1,031,082)	(18,493,265)
Net Increase/(Decrease)	(6,477)	$ (364,233)	69,023	$ (118,995)
Service Shares:
Shares sold	265,674	$4,160,746	340,897	$ 5,558,864
Reinvested dividends and distributions	146,112	2,245,742	429,092	6,360,632
Shares repurchased	(266,196)	(4,238,321)	(800,547)	(13,169,979)
Net Increase/(Decrease)	145,590	$2,168,167	(30,558)	$ (1,250,483)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$34,145,699	$ 34,868,872	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Mid Cap Value Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Mid Cap Value Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Mid Cap Value Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Aspen Series	29

Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

30	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	31

Janus Henderson VIT Mid Cap Value Portfolio

Notes

NotesPage1

32	JUNE 30, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes

NotesPage2

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81122 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Julian McManus co-portfolio manager	George Maris co-portfolio manager

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	3.28%	0.49%	JD.Com Inc - Class A	2.72%	-1.55%
Ferguson PLC	2.57%	0.40%	Dai-ichi Life Holdings Inc	3.52%	-0.95%
Liberty Media Corp-Liberty Formula One	2.73%	0.39%	AIA Group Ltd	3.08%	-0.53%
BAE Systems PLC	2.54%	0.32%	Beazley PLC	1.62%	-0.37%
BNP Paribas SA	4.23%	0.31%	Full Truck Alliance Co (ADR)	0.94%	-0.36%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Materials	0.61%	5.71%	8.22%
	Communication Services	0.58%	6.21%	5.85%
	Information Technology	0.47%	11.95%	11.33%
	Real Estate	0.32%	0.00%	2.16%
	Health Care	0.24%	12.63%	9.65%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-2.08%	15.03%	11.80%
	Financials	-0.64%	20.96%	20.65%
	Energy	-0.22%	5.86%	5.66%
	Consumer Staples	-0.15%	9.31%	8.78%
	Other**	-0.10%	1.59%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
BNP Paribas SA
Banks	4.2%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.0%
ASML Holding NV
Semiconductor & Semiconductor Equipment	3.5%
Dai-ichi Life Holdings Inc
Insurance	3.4%
Teck Resources Ltd
Metals & Mining	3.4%
18.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.1%
Investment Companies	1.9%
Preferred Stocks	0.8%
Other	0.2%
100.0%

Emerging markets comprised 11.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	7.95%	16.94%	7.28%	5.09%	8.35%	0.89%
Service Shares	7.81%	16.65%	7.02%	4.83%	8.18%	1.14%
MSCI All Country World ex-USA Index	9.47%	12.72%	3.52%	4.75%	N/A**
Morningstar Quartile - Institutional Shares	-	2nd	1st	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	309/735	33/653	269/520	7/119

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,079.50	$4.59	$1,000.00	$1,020.38	$4.46	0.89%
Service Shares	$1,000.00	$1,078.10	$5.87	$1,000.00	$1,019.14	$5.71	1.14%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– 97.1%
Aerospace & Defense – 4.4%
Airbus SE	50,680	$7,319,074
BAE Systems PLC	1,848,865	21,762,953
		29,082,027
Banks – 13.1%
BNP Paribas SA	449,869	28,331,866
Erste Group Bank AG	598,335	20,949,657
Natwest Group PLC	5,716,147	17,478,041
Permanent TSB Group Holdings PLC*	3,437,533	8,326,503
UniCredit SpA	537,477	12,470,621
		87,556,688
Beverages – 5.1%
Diageo PLC	302,810	12,992,457
Heineken NV	205,019	21,067,625
		34,060,082
Biotechnology – 1.9%
Argenx SE (ADR)*	18,154	7,075,158
Ascendis Pharma A/S (ADR)*	44,525	3,973,856
Zai Lab Ltd (ADR)*	61,857	1,715,295
		12,764,309
Commercial Services & Supplies – 2.5%
Secom Co Ltd	243,000	16,402,668
Diversified Telecommunication Services – 3.3%
Deutsche Telekom AG	1,016,645	22,158,515
Electronic Equipment, Instruments & Components – 4.1%
Hexagon AB - Class B	657,367	8,094,001
Keyence Corp	41,100	19,327,939
		27,421,940
Entertainment – 2.9%
Liberty Media Corp-Liberty Formula One*	254,311	19,144,532
Health Care Equipment & Supplies – 1.8%
Hoya Corp	102,000	12,071,320
Hotels, Restaurants & Leisure – 5.9%
Entain PLC	1,362,610	22,008,557
Yum China Holdings Inc	312,350	17,603,247
		39,611,804
Insurance – 7.8%
AIA Group Ltd	1,926,400	19,446,666
Beazley PLC	1,269,162	9,492,164
Dai-ichi Life Holdings Inc	1,210,400	22,969,748
		51,908,578
Metals & Mining – 4.6%
Freeport-McMoRan Inc	199,440	7,977,600
Teck Resources Ltd	535,456	22,532,325
		30,509,925
Multiline Retail – 2.5%
JD.Com Inc - Class A	990,378	16,734,439
Oil, Gas & Consumable Fuels – 6.1%
Canadian Natural Resources Ltd	383,764	21,590,563
Gaztransport Et Technigaz SA	38,494	3,916,559
TotalEnergies SE	269,304	15,441,103
		40,948,225
Personal Products – 3.1%
Unilever PLC	402,615	20,947,963
Pharmaceuticals – 8.5%
AstraZeneca PLC	151,830	21,739,300
Bayer AG	149,871	8,285,740
Novartis AG	66,100	6,648,413

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Sanofi	186,725	$20,006,759
		56,680,212
Road & Rail – 2.4%
Central Japan Railway Co	86,700	10,852,523
Full Truck Alliance Co (ADR)*	871,021	5,417,751
		16,270,274
Semiconductor & Semiconductor Equipment – 9.2%
ASML Holding NV	32,359	23,408,383
SK Hynix Inc	130,323	11,394,361
Taiwan Semiconductor Manufacturing Co Ltd	1,435,000	26,545,058
		61,347,802
Textiles, Apparel & Luxury Goods – 4.9%
LVMH Moet Hennessy Louis Vuitton SE	14,604	13,751,352
Samsonite International SA (144A)*	6,779,700	19,121,632
		32,872,984
Trading Companies & Distributors – 3.0%
Ferguson PLC	128,768	20,291,429
Total Common Stocks (cost $510,992,693)		648,785,716
Preferred Stocks– 0.8%
Automobiles – 0.8%
Dr Ing hc F Porsche AG (144A)((cost $3,616,051)	45,024	5,588,024
Investment Companies– 1.9%
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $12,388,276)	12,385,899	12,388,376
Total Investments (total cost $526,997,020) – 99.8%		666,762,116
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,209,197
Net Assets – 100%		$667,971,313

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$126,421,435	19.0%
France	88,766,713	13.3
Japan	81,624,198	12.2
United States	59,801,937	9.0
Netherlands	44,476,008	6.7
Canada	44,122,888	6.6
China	41,470,732	6.2
Hong Kong	38,568,298	5.8
Germany	36,032,279	5.4
Taiwan	26,545,058	4.0
Austria	20,949,657	3.1
Italy	12,470,621	1.9
South Korea	11,394,361	1.7
Ireland	8,326,503	1.2
Sweden	8,094,001	1.2
Belgium	7,075,158	1.1
Switzerland	6,648,413	1.0
Denmark	3,973,856	0.6

Total	$666,762,116	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$208,051	$373	$(480)	$12,388,376
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	19,918∆	-	-	-
Total Affiliated Investments - 1.9%	$227,969	$373	$(480)	$12,388,376

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	11,744,318	58,158,424	(57,514,259)	12,388,376
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	-	26,835,395	(26,835,395)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $24,709,656, which represents 3.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$648,785,716	$-	$-
Preferred Stocks	5,588,024	-	-
Investment Companies	-	12,388,376	-
Total Assets	$654,373,740	$12,388,376	$-

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $514,608,744)	$654,373,740
Affiliated investments, at value (cost $12,388,276)	12,388,376
Cash denominated in foreign currency (cost $2,095)	2,095
Trustees' deferred compensation	16,959
Receivables:
Foreign tax reclaims	902,743
Dividends	673,151
Portfolio shares sold	581,687
Dividends from affiliates	36,420
Other assets	2,148
Total Assets	668,977,319
Liabilities:
Due to custodian	76
Payables:	—
Advisory fees	456,582
Portfolio shares repurchased	262,011
12b-1 Distribution and shareholder servicing fees	112,213
Transfer agent fees and expenses	30,031
Professional fees	25,187
Trustees' deferred compensation fees	16,959
Custodian fees	13,517
Trustees' fees and expenses	4,072
Affiliated portfolio administration fees payable	1,456
Accrued expenses and other payables	83,902
Total Liabilities	1,006,006
Net Assets	$667,971,313
Net Assets Consist of:
Capital (par value and paid-in surplus)	$731,425,751
Total distributable earnings (loss)	(63,454,438)
Total Net Assets	$667,971,313
Net Assets - Institutional Shares	$152,323,951
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,698,181
Net Asset Value Per Share	$41.19
Net Assets - Service Shares	$515,647,362
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,130,732
Net Asset Value Per Share	$39.27

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$13,319,327
Dividends from affiliates	208,051
Affiliated securities lending income, net	19,918
Unaffiliated securities lending income, net	4,770
Other income	22,066
Foreign tax withheld	(1,538,366)
Total Investment Income	12,035,766
Expenses:
Advisory fees	2,627,110
12b-1 Distribution and shareholder servicing fees:
Service Shares	642,801
Transfer agent administrative fees and expenses:
Institutional Shares	37,898
Service Shares	128,477
Other transfer agent fees and expenses:
Institutional Shares	1,397
Service Shares	2,973
Professional fees	32,852
Custodian fees	29,034
Shareholder reports expense	18,669
Affiliated portfolio administration fees	13,062
Trustees’ fees and expenses	8,667
Registration fees	7,762
Other expenses	60,318
Total Expenses	3,611,020
Net Investment Income/(Loss)	8,424,746
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	15,856,913
Investments in affiliates	373
Total Net Realized Gain/(Loss) on Investments	15,857,286
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	25,987,491
Investments in affiliates	(480)
Total Change in Unrealized Net Appreciation/Depreciation	25,987,011
Net Increase/(Decrease) in Net Assets Resulting from Operations	$50,269,043

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$8,424,746	$11,180,347
Net realized gain/(loss) on investments	15,857,286	15,279,335
Change in unrealized net appreciation/depreciation	25,987,011	(91,249,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	50,269,043	(64,789,658)
Dividends and Distributions to Shareholders:
Institutional Shares	(1,446,198)	(2,571,849)
Service Shares	(4,714,215)	(8,483,696)
Net Decrease from Dividends and Distributions to Shareholders	(6,160,413)	(11,055,545)
Capital Share Transactions:
Institutional Shares	(2,261,269)	(8,401,371)
Service Shares	(20,660,472)	(9,629,286)
Net Increase/(Decrease) from Capital Share Transactions	(22,921,741)	(18,030,657)
Net Increase/(Decrease) in Net Assets	21,186,889	(93,875,860)
Net Assets:
Beginning of period	646,784,424	740,660,284
End of period	$667,971,313	$646,784,424

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$38.52	$42.92	$38.21	$33.29	$26.71	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.55	0.74	0.58	0.36	0.60	0.53
Net realized and unrealized gain/(loss)	2.51	(4.46)	4.62	4.99	6.56	(5.25)
Total from Investment Operations	3.06	(3.72)	5.20	5.35	7.16	(4.72)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.68)	(0.49)	(0.43)	(0.58)	(0.55)
Total Dividends and Distributions	(0.39)	(0.68)	(0.49)	(0.43)	(0.58)	(0.55)
Net Asset Value, End of Period	$41.19	$38.52	$42.92	$38.21	$33.29	$26.71
Total Return*	7.95%	(8.63)%	13.61%	16.30%	27.02%	(14.94)%
Net Assets, End of Period (in thousands)	$152,324	$144,544	$170,166	$159,005	$165,881	$143,912
Average Net Assets for the Period (in thousands)	$152,791	$147,074	$168,216	$138,082	$154,209	$172,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.89%	0.87%	0.83%	0.75%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.89%	0.87%	0.83%	0.75%	0.60%
Ratio of Net Investment Income/(Loss)	2.72%	1.91%	1.38%	1.15%	2.00%	1.71%
Portfolio Turnover Rate	14%	36%	21%	21%	23%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.76	$41.02	$36.57	$31.90	$25.63	$30.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.61	0.46	0.27	0.50	0.44
Net realized and unrealized gain/(loss)	2.39	(4.25)	4.41	4.77	6.30	(5.05)
Total from Investment Operations	2.87	(3.64)	4.87	5.04	6.80	(4.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.62)	(0.42)	(0.37)	(0.53)	(0.50)
Total Dividends and Distributions	(0.36)	(0.62)	(0.42)	(0.37)	(0.53)	(0.50)
Net Asset Value, End of Period	$39.27	$36.76	$41.02	$36.57	$31.90	$25.63
Total Return*	7.81%	(8.84)%	13.32%	15.99%	26.76%	(15.17)%
Net Assets, End of Period (in thousands)	$515,647	$502,240	$570,494	$540,349	$535,223	$483,432
Average Net Assets for the Period (in thousands)	$518,127	$501,246	$567,812	$468,995	$508,303	$587,476
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.14%	1.12%	1.08%	0.99%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.14%	1.12%	1.08%	0.99%	0.85%
Ratio of Net Investment Income/(Loss)	2.48%	1.67%	1.14%	0.92%	1.76%	1.46%
Portfolio Turnover Rate	14%	36%	21%	21%	23%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

16	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons,

18	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

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Notes to Financial Statements (unaudited)

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pay the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.79%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with

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Notes to Financial Statements (unaudited)

the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2023, the Portfolio engaged in cross trades amounting to $12,486,474 in sales, resulting in a net realized gain of $900,842. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(58,436,969)	$(163,414,566)	$ (221,851,535)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 529,178,628	$161,109,277	$(23,525,789)	$ 137,583,488

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	272,676	$ 11,191,629	320,989	$12,280,717
Reinvested dividends and distributions	34,983	1,446,198	67,848	2,571,849
Shares repurchased	(362,077)	(14,899,096)	(601,297)	(23,253,937)
Net Increase/(Decrease)	(54,418)	$ (2,261,269)	(212,460)	$ (8,401,371)
Service Shares:
Shares sold	496,338	$ 19,552,819	1,365,030	$49,728,351
Reinvested dividends and distributions	119,589	4,714,215	234,363	8,483,696
Shares repurchased	(1,148,695)	(44,927,506)	(1,842,484)	(67,841,333)
Net Increase/(Decrease)	(532,768)	$(20,660,472)	(243,091)	$ (9,629,286)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$91,476,234	$ 113,842,084	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

28	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Aspen Series	29

Janus Henderson VIT Overseas Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

30	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Aspen Series	31

Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

32	JUNE 30, 2023

Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-81120 08-23

SEMIANNUAL REPORT June 30, 2023

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Team-Based Approach Led by Matthew Peron, Director of Research

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	4.86%	1.53%	Tesla Inc	0.59%	-1.26%
Advanced Micro Devices Inc	1.59%	0.40%	Apple Inc	7.22%	-1.00%
Lam Research Corp	1.56%	0.27%	T-Mobile US Inc	1.57%	-0.51%
AbbVie Inc	1.29%	0.23%	EOG Resources Inc	1.34%	-0.49%
Booking Holdings Inc	2.27%	0.16%	General Dynamics Corp	0.90%	-0.46%

	4 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	1.85%	40.75%	40.77%
	Consumer	1.24%	18.00%	17.79%
	Financials	0.03%	8.09%	8.22%
	Energy	0.03%	1.45%	1.42%

	4 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	-2.11%	10.50%	10.81%
	Healthcare	-0.59%	12.07%	11.94%
	Communications	-0.24%	9.03%	9.05%
	Other**	-0.03%	0.11%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	12.1%
Apple Inc
Technology Hardware, Storage & Peripherals	7.7%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	5.9%
Alphabet Inc - Class C
Interactive Media & Services	5.4%
Amazon.com Inc
Multiline Retail	5.3%
36.4%

Asset Allocation - (% of Net Assets)
Common Stocks	100.1%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of December 31, 2022

2	JUNE 30, 2023

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	28.84%	29.72%	12.51%	13.28%	9.20%	0.56%
Service Shares	28.68%	29.41%	12.24%	13.00%	8.91%	0.81%
Russell 1000 Growth Index	29.02%	27.11%	15.14%	15.74%	10.45%
S&P 500 Index	16.89%	19.59%	12.31%	12.86%	10.00%
Core Growth Index	22.85%	23.37%	13.77%	14.33%	10.27%
Morningstar Quartile - Institutional Shares	-	1st	2nd	2nd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	156/1,226	376/1,102	518/1,014	234/360

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

Janus Aspen Series	3

Janus Henderson VIT Research Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2023

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Institutional Shares	$1,000.00	$1,288.40	$3.18	$1,000.00	$1,022.02	$2.81	0.56%
Service Shares	$1,000.00	$1,286.80	$4.59	$1,000.00	$1,020.78	$4.06	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 100.1%
Aerospace & Defense – 1.6%
General Dynamics Corp	17,664	$3,800,410
Howmet Aerospace Inc	105,671	5,237,055
		9,037,465
Air Freight & Logistics – 1.5%
United Parcel Service Inc	47,381	8,493,044
Automobiles – 0.8%
Rivian Automotive Inc - Class A*	96,549	1,608,506
Tesla Inc*	11,598	3,036,008
		4,644,514
Beverages – 1.9%
Constellation Brands Inc - Class A	26,446	6,509,154
Monster Beverage Corp	73,904	4,245,046
		10,754,200
Biotechnology – 2.6%
Amgen Inc	13,415	2,978,398
Argenx SE (ADR)*	3,800	1,480,974
Madrigal Pharmaceuticals Inc*	5,131	1,185,261
Sarepta Therapeutics Inc*	20,658	2,365,754
United Therapeutics Corp*	8,112	1,790,724
Vertex Pharmaceuticals Inc*	13,816	4,861,989
		14,663,100
Capital Markets – 1.4%
Blackstone Group Inc	35,241	3,276,356
Charles Schwab Corp	41,565	2,355,904
LPL Financial Holdings Inc	9,153	1,990,137
		7,622,397
Chemicals – 0.8%
Sherwin-Williams Co	16,156	4,289,741
Diversified Financial Services – 5.2%
Apollo Global Management Inc	38,155	2,930,685
Global Payments Inc	9,903	975,644
Mastercard Inc	31,145	12,249,328
Visa Inc	52,906	12,564,117
		28,719,774
Energy Equipment & Services – 0.2%
Atlas Energy Solutions Inc - Class A#	56,945	988,565
Entertainment – 2.1%
Liberty Media Corp-Liberty Formula One*	78,581	5,915,578
Netflix Inc*	13,640	6,008,284
		11,923,862
Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	30,860	3,364,357
Boston Scientific Corp*	15,542	840,667
DexCom Inc*	13,491	1,733,728
Edwards Lifesciences Corp*	30,374	2,865,179
		8,803,931
Health Care Providers & Services – 2.3%
Centene Corp*	20,834	1,405,253
UnitedHealth Group Inc	23,730	11,405,587
		12,810,840
Hotels, Restaurants & Leisure – 3.1%
Booking Holdings Inc*	3,907	10,550,189
Caesars Entertainment Inc*	33,445	1,704,692
Chipotle Mexican Grill Inc*	2,436	5,210,604
		17,465,485
Household Products – 1.5%
Procter & Gamble Co	54,794	8,314,441

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2023

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 0.3%
Snowflake Inc - Class A*	9,447	$1,662,483
Insurance – 0.9%
Aon PLC - Class A	3,403	1,174,716
Progressive Corp/The	29,080	3,849,320
		5,024,036
Interactive Media & Services – 8.7%
Alphabet Inc - Class C*	246,525	29,822,129
Meta Platforms Inc - Class A*	63,763	18,298,706
		48,120,835
Life Sciences Tools & Services – 1.0%
Danaher Corp	11,263	2,703,120
Illumina Inc*	5,369	1,006,634
Thermo Fisher Scientific Inc	3,409	1,778,646
		5,488,400
Machinery – 2.0%
Deere & Co	18,282	7,407,684
Ingersoll Rand Inc	60,415	3,948,724
		11,356,408
Multiline Retail – 5.3%
Amazon.com Inc*	227,916	29,711,130
Oil, Gas & Consumable Fuels – 0.6%
EOG Resources Inc	30,030	3,436,633
Personal Products – 0.1%
Olaplex Holdings Inc*	110,266	410,189
Pharmaceuticals – 3.4%
AstraZeneca PLC (ADR)	42,339	3,030,202
Eli Lilly & Co	11,641	5,459,396
Merck & Co Inc	40,630	4,688,296
Novo Nordisk A/S (ADR)	9,167	1,483,496
Zoetis Inc	24,384	4,199,169
		18,860,559
Professional Services – 1.0%
CoStar Group Inc*	59,933	5,334,037
Road & Rail – 1.7%
JB Hunt Transport Services Inc	17,456	3,160,060
TFI International Inc	28,029	3,194,185
Uber Technologies Inc*	71,900	3,103,923
		9,458,168
Semiconductor & Semiconductor Equipment – 13.1%
Advanced Micro Devices Inc*	79,302	9,033,291
ASML Holding NV	10,896	7,896,876
KLA Corp	10,510	5,097,560
Lam Research Corp	13,265	8,527,538
Lattice Semiconductor Corp*	10,677	1,025,739
Marvell Technology Inc	29,941	1,789,873
NVIDIA Corp	77,477	32,774,320
ON Semiconductor Corp*	29,526	2,792,569
Texas Instruments Inc	20,207	3,637,664
		72,575,430
Software – 21.1%
Adobe Inc*	18,485	9,038,980
Atlassian Corp - Class A*	28,081	4,712,273
Autodesk Inc*	10,901	2,230,454
Cadence Design Systems Inc*	29,547	6,929,362
Microsoft Corp	198,404	67,564,498
Palo Alto Networks Inc*	20,929	5,347,569
ServiceNow Inc*	9,171	5,153,827
Synopsys Inc*	14,946	6,507,638
Tyler Technologies Inc*	4,027	1,677,125

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Workday Inc - Class A*	35,562	$8,033,100
		117,194,826
Specialty Retail – 2.8%
O'Reilly Automotive Inc*	8,302	7,930,901
TJX Cos Inc	90,596	7,681,635
		15,612,536
Technology Hardware, Storage & Peripherals – 7.7%
Apple Inc	221,406	42,946,122
Textiles, Apparel & Luxury Goods – 1.4%
Deckers Outdoor Corp*	5,996	3,163,849
NIKE Inc - Class B	43,594	4,811,470
		7,975,319
Trading Companies & Distributors – 0.8%
Ferguson PLC	27,934	4,394,297
Wireless Telecommunication Services – 1.6%
T-Mobile US Inc*	62,531	8,685,556
Total Common Stocks (cost $309,811,761)		556,778,323
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	730	730
Time Deposits – 0%
Royal Bank of Canada, 5.0600%, 7/3/23	$183	183
Total Investments Purchased with Cash Collateral from Securities Lending (cost $913)		913
Total Investments (total cost $309,812,674) – 100.1%		556,779,236
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(415,681)
Net Assets – 100%		$556,363,555

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$539,693,503	96.9%
Netherlands	7,896,876	1.4
Canada	3,194,185	0.6
United Kingdom	3,030,202	0.5
Denmark	1,483,496	0.3
Belgium	1,480,974	0.3

Total	$556,779,236	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$5,330	$(42)	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	1,926∆	-	-	730
Total Affiliated Investments - 0.0%	$7,256	$(42)	$-	$730

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	-	13,746,034	(13,745,992)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	-	10,077,250	(10,076,520)	730

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$868	$—	$(868)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$556,778,323	$-	$-
Investments Purchased with Cash Collateral from Securities Lending	-	913	-
Total Assets	$556,778,323	$913	$-

10	JUNE 30, 2023

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Assets:
Unaffiliated investments, at value (cost $309,811,944)(1)	$556,778,506
Affiliated investments, at value (cost $730)	730
Trustees' deferred compensation	14,146
Receivables:
Investments sold	4,167,548
Dividends	325,762
Portfolio shares sold	49,628
Foreign tax reclaims	17,018
Dividends from affiliates	1,292
Other assets	11,118
Total Assets	561,365,748
Liabilities:
Due to custodian	174,473
Collateral for securities loaned (Note 2)	913
Payables:	—
Investments purchased	3,849,555
Portfolio shares repurchased	596,897
Advisory fees	232,810
12b-1 Distribution and shareholder servicing fees	31,193
Professional fees	29,912
Transfer agent fees and expenses	24,659
Trustees' deferred compensation fees	14,146
Trustees' fees and expenses	3,161
Affiliated portfolio administration fees payable	1,193
Custodian fees	945
Accrued expenses and other payables	42,336
Total Liabilities	5,002,193
Net Assets	$556,363,555
Net Assets Consist of:
Capital (par value and paid-in surplus)	$293,045,478
Total distributable earnings (loss)	263,318,077
Total Net Assets	$556,363,555
Net Assets - Institutional Shares	$411,281,511
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,121,673
Net Asset Value Per Share	$40.63
Net Assets - Service Shares	$145,082,044
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,739,053
Net Asset Value Per Share	$38.80

(1) Includes $868 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2023

Investment Income:
Dividends	$2,119,630
Dividends from affiliates	5,330
Affiliated securities lending income, net	1,926
Unaffiliated securities lending income, net	607
Other income	1,504
Foreign tax withheld	(21,928)
Total Investment Income	2,107,069
Expenses:
Advisory fees	1,149,097
12b-1 Distribution and shareholder servicing fees:
Service Shares	161,171
Transfer agent administrative fees and expenses:
Institutional Shares	91,656
Service Shares	32,247
Other transfer agent fees and expenses:
Institutional Shares	3,228
Service Shares	741
Professional fees	35,357
Shareholder reports expense	11,724
Affiliated portfolio administration fees	9,778
Custodian fees	7,047
Registration fees	6,539
Trustees’ fees and expenses	6,372
Other expenses	30,667
Total Expenses	1,545,624
Net Investment Income/(Loss)	561,445
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	19,713,718
Investments in affiliates	(42)
Total Net Realized Gain/(Loss) on Investments	19,713,676
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	106,828,564
Total Change in Unrealized Net Appreciation/Depreciation	106,828,564
Net Increase/(Decrease) in Net Assets Resulting from Operations	$127,103,685

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2023 (unaudited)	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$561,445	$912,204
Net realized gain/(loss) on investments	19,713,676	(7,477,293)
Change in unrealized net appreciation/depreciation	106,828,564	(199,308,093)
Net Increase/(Decrease) in Net Assets Resulting from Operations	127,103,685	(205,873,182)
Dividends and Distributions to Shareholders:
Institutional Shares	(561,306)	(70,400,164)
Service Shares	(84,691)	(25,045,507)
Net Decrease from Dividends and Distributions to Shareholders	(645,997)	(95,445,671)
Capital Share Transactions:
Institutional Shares	(17,193,165)	37,409,779
Service Shares	(5,214,528)	11,902,394
Net Increase/(Decrease) from Capital Share Transactions	(22,407,693)	49,312,173
Net Increase/(Decrease) in Net Assets	104,049,995	(252,006,680)
Net Assets:
Beginning of period	452,313,560	704,320,240
End of period	$556,363,555	$452,313,560

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.58	$56.31	$49.35	$40.79	$33.70	$36.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.09	(0.01)	0.14	0.21	0.19
Net realized and unrealized gain/(loss)	9.06	(16.93)	9.73	12.20	11.26	(0.94)
Total from Investment Operations	9.11	(16.84)	9.72	12.34	11.47	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.05)	(0.18)	(0.18)	(0.21)
Distributions (from capital gains)	—	(7.83)	(2.71)	(3.60)	(4.20)	(1.85)
Total Dividends and Distributions	(0.06)	(7.89)	(2.76)	(3.78)	(4.38)	(2.06)
Net Asset Value, End of Period	$40.63	$31.58	$56.31	$49.35	$40.79	$33.70
Total Return*	28.84%	(29.89)%	20.33%	32.95%	35.52%	(2.58)%
Net Assets, End of Period (in thousands)	$411,282	$334,877	$519,679	$474,525	$398,888	$328,803
Average Net Assets for the Period (in thousands)	$368,890	$389,504	$496,858	$414,413	$374,004	$380,194
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.56%	0.60%	0.60%	0.59%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.56%	0.60%	0.60%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	0.29%	0.24%	(0.01)%	0.33%	0.55%	0.50%
Portfolio Turnover Rate	16%	30%	33%	33%	38%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson VIT Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2023 (unaudited) and the year ended December 31	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.17	$54.34	$47.78	$39.64	$32.87	$35.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	(0.13)	0.03	0.11	0.09
Net realized and unrealized gain/(loss)	8.64	(16.34)	9.41	11.80	10.98	(0.92)
Total from Investment Operations	8.65	(16.34)	9.28	11.83	11.09	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.09)	(0.12)	(0.13)
Distributions (from capital gains)	—	(7.83)	(2.71)	(3.60)	(4.20)	(1.85)
Total Dividends and Distributions	(0.02)	(7.83)	(2.72)	(3.69)	(4.32)	(1.98)
Net Asset Value, End of Period	$38.80	$30.17	$54.34	$47.78	$39.64	$32.87
Total Return*	28.68%	(30.06)%	20.05%	32.58%	35.22%	(2.84)%
Net Assets, End of Period (in thousands)	$145,082	$117,437	$184,641	$172,198	$150,614	$126,817
Average Net Assets for the Period (in thousands)	$129,770	$136,703	$178,748	$151,973	$141,550	$148,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.85%	0.85%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.85%	0.85%	0.84%	0.83%
Ratio of Net Investment Income/(Loss)	0.04%	(0.01)%	(0.26)%	0.08%	0.30%	0.25%
Portfolio Turnover Rate	16%	30%	33%	33%	38%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

16	JUNE 30, 2023

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series	17

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could

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reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when

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investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $868. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $913, resulting in the net amount due to the counterparty of $45.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s

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relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.46%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $9,912 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

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of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $219,100 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(7,617,272)	$ -	$ (7,617,272)

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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$311,185,263	$257,736,513	$ (12,142,540)	$ 245,593,973

5. Capital Share Transactions

	Period ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	141,451	$ 5,163,296	144,237	$ 5,476,747
Reinvested dividends and distributions	14,132	561,306	2,228,505	70,400,164
Shares repurchased	(636,662)	(22,917,767)	(999,614)	(38,467,132)
Net Increase/(Decrease)	(481,079)	$(17,193,165)	1,373,128	$37,409,779
Service Shares:
Shares sold	111,073	$ 3,860,263	225,334	$ 7,953,370
Reinvested dividends and distributions	2,233	84,691	830,421	25,045,507
Shares repurchased	(266,332)	(9,159,482)	(561,806)	(21,096,483)
Net Increase/(Decrease)	(153,026)	$ (5,214,528)	493,949	$11,902,394

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$80,531,711	$ 102,140,566	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Research Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Portfolio has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Portfolio’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Portfolio’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Portfolio’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Portfolio’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Portfolio’s use of borrowing for investment purposes; and (v) a Portfolio’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Portfolio’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

109-24-93078 08-23

(b) Not applicable.

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2023